Exhibit 4.43

Execution Version

EIGHTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

ITC MIDWEST LLC

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE BANK OF NEW YORK TRUST COMPANY, N.A.

Trustee

Dated as of March 18, 2015

Supplementing the First Mortgage and Deed of Trust dated as of January 14, 2008, as heretofore supplemented

From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 3.83% First Mortgage Bonds, Series G due 2055

This agreement secures future advances as more fully set forth in Section 6.10 hereof.

This is a mortgage amendment, as defined in Minnesota Statues, section 287.01, subdivision 2, and as such it does not secure a new or an increased amount of debt. Tax in the amount of $15,594 was paid on the debt amount of $6,780,000 in Le Sueur County, Minnesota, document number 386706 recorded March 25, 2013.  Tax in the amount of $3,956 was paid on the debt amount of $1,720,000 in Le Sueur County, Minnesota, document number 353162 recorded January 16, 2008.  Tax in the amount of $14,950 was paid on the debt amount of $6,500,000 in Le Sueur County, Minnesota, document number 378017 recorded December 14, 2011.  Notwithstanding anything in the contrary contained herein, enforcement of the mortgage that is amended hereby in Minnesota is limited to a debt amount of $15,000,000.00 under chapter 287 of Minnesota Statutes.

i

EIGHTH SUPPLEMENTAL INDENTURE (this “EIGHTH SUPPLEMENTAL INDENTURE”), dated as of March 18, 2015, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 2 N. LaSalle, Suite 1020, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009

Fifth Supplemental Indenture	July 15, 2011

Sixth Supplemental Indenture	November 29, 2011

Seventh Supplemental Indenture	March 18, 2013

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount

6.150% First Mortgage Bonds, Series A, due 2038	January 24, 2008	$175,000,000

7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008	$40,000,000

7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008	$35,000,000

4.60% First Mortgage Bonds	December 17, 2009	$35,000,000
Series D, due 2024	February 18, 2010	$40,000,000

3.50% First Mortgage Bonds Series E, due 2027	January 19, 2012	$100,000,000

4.09% First Mortgage Bonds Series F, due 2043	April 4, 2013	$100,000,000

WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Eighth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, a series of Securities under the Mortgage Indenture in an aggregate principal amount of $225,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Eighth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOTICE TO IOWA RESIDENTS: This Eighth Supplemental Indenture secures credit in the amount of TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($225,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture for a total combined amount advanced of SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

GRANTING CLAUSES

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Eighth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Eighth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota and Missouri, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)                                 all real property owned in fee, easements, easement estates and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A attached to the Second Supplemental Indenture, Exhibit A attached to the Third Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture and Exhibit A attached hereto;

(b)                                 all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)                                  all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)                                 all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)                                  all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)                                   all of the foregoing property in the process of construction; and

(g)                                  (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Eighth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Eighth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Eighth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)                                 Mortgage Indenture Definitions.  Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein;  provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Eighth Supplemental Indenture, unless otherwise expressly stated.

(b)                                 Additional Definitions.  For purposes of this Eighth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Bond” has the meaning assigned to that term in Section 2.01(a) hereof.

“Bondholders” means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, common stock and preferred stock and any and all warrants, rights or options to purchase any of the foregoing.

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP as in effect on the Closing Date.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP as in effect on the Closing Date, appear as a liability on a balance sheet of such Person.

“Closing Date” has the meaning assigned to that term in Schedule B to the Purchase Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Debt” means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers’ acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

“Default” means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Dispose” or “Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Eighth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Eighth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission.

“Financing Agreements” means the Indenture, including this Eighth Supplemental Indenture, the Purchase Agreement and the Bonds.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Eighth Supplemental Indenture.

“Initial Bondholder” means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

“Institutional Investor” means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Law” means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

“Make-Whole Amount” means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04 hereof or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Agreement” means that certain Bond Purchase Agreement, to be dated as of or about April 7, 2015, between the Company and the Initial Bondholders.

“Rate Base Assets” means assets of the Company which are included in the FERC’s determination of the Company’s revenue requirement under the OATT.

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Senior Secured Debt” means (i) the Bonds, (ii) the 6.150% First Mortgage Bonds, Series A due 2038 issued pursuant to the Indenture, (iii) the 7.12% First Mortgage Bonds, Series B due 2017 issued pursuant to the Indenture, (iv) the 7.27% First Mortgage Bonds, Series C due 2020 issued pursuant to the Indenture, (v) the 4.60% First Mortgage Bonds, Series D due 2024 issued pursuant to the Indenture, (vi) the 3.50% First Mortgage Bonds, Series E due 2027 issued pursuant to the Indenture, (vii) the 4.09% First Mortgage Bonds, Series F due 2043 issued pursuant to the Indenture, and (viii) other Securities Outstanding issued pursuant to the Indenture.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Bonds and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Synthetic Leases” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

“Total Secured Amount” shall have the meaning assigned to that term in Section 6.10(a) hereof.

“Transmission Documents” shall have the meaning assigned to such term in the Purchase Agreement.

“Transmission System” means the transmission lines and towers; substations; switching stations and substations; circuit breakers; and all such other necessary facilities used for providing transmission service; in each case, owned by the Company.

ARTICLE TWO

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01.  The Bonds.

(a)                                 The Securities of this series to be issued under the Mortgage Indenture pursuant to this Eighth Supplemental Indenture shall be designated as “3.83% First Mortgage Bonds, Series G due 2055” (the “Bonds”) and shall be Securities issued under the Mortgage Indenture.

(b)                                 The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $225,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Mortgage Indenture.

(c)                                  Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in subsection (e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)                                 The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on April 7, 2055.

(e)                                  The Bonds shall bear interest at the rate of 3.83% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 5.83% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  Interest shall accrue on the Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for.  The Interest Payment Dates for the Bonds shall be April 7 and October 7 in each year, commencing October 7, 2015, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(f)                                   Subject to Section 2.02 hereof, the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable.  The office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds.

(g)                                  The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(h)                                 All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(i)                                     The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(j)                                    The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C, and shall be issued in substantially such form.

Section 2.02.  Payment on the Bonds.

(a)                                 Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)                                 So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder’s name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a)Section 2.02.  (a) hereof.  Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered.  The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder’s failure to perform its obligations under this Section 2.02(b).  Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)                                  Notwithstanding anything to the contrary in Section 1.18 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any

Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Eighth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

Section 2.03.  Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Mortgage Indenture, in the event that any one or more Dispositions during any consecutive 12-month period yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period.  Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04.  Optional Redemption.

(a)                                 Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the

Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)                                 Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of the Company, in whole, on or after October 7, 2054 at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

(c)                                  Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 of the Mortgage Indenture (which shall for purposes of this Eighth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Mortgage Indenture.  The Company (or the Security Registrar, if so requested pursuant to Section 5.04 of the Mortgage Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption.  Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation.  Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date.  The Trustee shall have no responsibility for such calculation.  Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable).  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)                                 Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of the Bonds, and the principal amount of the Bonds so to be redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofor called for redemption.

Section 2.05.  Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06.  Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable Law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges that each holder of a Bond has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07.  Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE THREE

ADDITIONAL COVENANTS

Section 3.01.  Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                                 Use of Proceeds.  The Company shall apply the net proceeds from the issuance and sale of the Bonds to (i) refinance existing indebtedness, partially fund capital expenditures or for general corporate purposes, and (ii) pay reasonable fees and expenses associated with the sale of the Bonds.

(b)                                 Compliance with Laws and Regulations.  The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)                                  Real Estate Filings.  To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee within six (6) weeks after the Closing

Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records.

(d)                                 Delivery of Opinions of Counsel.  The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

Section 3.02.  Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)                                 Limitation on Lines of Business.  As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities.  From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)                                 Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior consent of the Bondholders of all the Outstanding Bonds.

ARTICLE FOUR

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01.  Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.01 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 10.01 of the Mortgage Indenture, an “Event of Default”):

(a)                                 Material Covenants.  The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(b)                                 Other Covenants.  The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 10.01(a), Section 10.01(b) or Section 10.01(d) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Mortgage Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(c)                                  Representations.  Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Eighth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)                                 Debt.

(i)                                     The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

(ii)                                  The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)                               As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 or Section 5.01 of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)                                  Judgments.  Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)                                   Change in Ownership.  A Change in Ownership shall occur.

Section 4.02.  Acceleration of Maturity; Rescission and Annulment.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.02 of the Mortgage Indenture shall be supplemented as follows:

(a)                                 Acceleration of Maturity.  In addition to the provisions set forth in Section 10.02 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder of Bonds may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable.

ARTICLE FIVE

AMENDMENTS TO THE PROVISIONS

Subject to Article Six hereof:

(a)                                 Clause (d) of the definition of “Excepted Property” in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase “for the purpose of sale or lease.”

(b)                                 The definition of “Authorized Officer” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “any two such Authorized Officers” with the phrase “any such Authorized Officer.”

(c)                                  The definition of “Company Order” or “Company Request” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “two Authorized Officers” with the phrase “an Authorized Officer.”

(d)                                 Clauses (b), (c), (d), (f) and (g) of the definition of “Investment Securities” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities” with the phrase “rated investment grade by a nationally recognized rating organization.”

(e)                                  Clause (c) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “Ten Million Dollars ($10,000,000)” with the phrase “Fifty Million Dollars ($50,000,000)” and by replacing the phrase “three percentum (3%)” with the phrase “ten percentum (10%),” and clause (q) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting the phrase “, provided that Purchase Money Liens, if any, with respect to the electric transmission assets of IP&L acquired by the Company in the Acquisition shall not be Permitted Liens.”

(f)                                   The definition of “Person” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “‘Person’ means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority.”

(g)                                  Section 1.08 of the Mortgage Indenture is hereby amended by replacing the phrase “Attention: Daniel J. Oginsky, Esq.” with the phrase “General Counsel.”

(h)                                 Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining potion or provisions shall not in any way be affected or impaired thereby.”

(i)                                     Section 1.17 of the Mortgage Indenture is hereby amended by replacing the phrase “Each of the Company and the Trustee hereby” with the phrase “Each of the Company, the Holders and the Trustee hereby.”

(j)                                    Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company.”

(k)                                 Section 6.04 of the Mortgage Indenture is hereby amended by replacing the phrase “and (ii) obtain” with the phrase “and (ii) use its reasonable best efforts to obtain.”

(l)                                     Sections 6.07(b)(iii) and 6.07(c)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “seventy percentum (70%)” with the phrase “sixty six and two-thirds percentum (66 2/3%).”

(m)                             Section 6.09 of the Mortgage Indenture is hereby amended by replacing the phrase “or as may be requested by the Trustee” with the phrase “or as may be requested by the Trustee; provided that the Company shall not be required to record this Indenture or any supplemental indentures in any new jurisdiction in which it acquires property until it next issues Securities hereunder.”

(n)                                 Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by replacing the phrase “on the respective Stated Maturities” with the phrase “on the respective Stated Maturities or Redemption Date.”

(o)                                 Sections 9.04(d)(ii) and 9.04(d)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “an Opinion of Counsel” with the phrase “an Opinion of Counsel, subject to the customary assumptions and exceptions” and the phrase “not recognize gain or loss” with the phrase “not recognize income, gain or loss.”

(p)                                 Section 11.03 of the Mortgage Indenture is hereby amended to add the following subsections:

“(o)                           The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under the Mortgage Indenture (as amended or supplemented) arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

(p)                                 Notwithstanding anything to the contrary contained in this Mortgage Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder.  The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.”

(q)                                 Section 12.04(a) of the Mortgage Indenture is hereby amended by replacing the phrase “90 day” with the phrase “105 days.”

(r)                                    Section 12.04(b) of the Mortgage Indenture is hereby amended by replacing the phrase “45 days” with the phrase “60 days.”

(s)                                   Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase “the Company shall not consolidate with or merge into any other corporation” with the phrase “the Company shall not consolidate with or merge into any other Person.”

(t)                                    The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:  “the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the “Successor Person”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:”

(u)                                 Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture are hereby amended by replacing the term “successor corporation” or “Successor Corporation,” as the case may be, with the term “Successor Person.”

(v)                                 Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.”

ARTICLE SIX

MISCELLANEOUS PROVISIONS

Section 6.01.  Execution of Eighth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed.  This Eighth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided.  The Bonds executed, authenticated and delivered under this Eighth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 6.02.  Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.03.  Successors and Assigns.

All covenants and agreements in this Eighth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.04.  Severability Clause.

In case any provision in this Eighth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05.  Benefit of Eighth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Eighth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Eighth Supplemental Indenture.

Section 6.06.  Execution and Counterparts.

This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction.  The exchange of copies of this Eighth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Eighth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Eighth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 6.07.  Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Eighth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

Section 6.08.  Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Eighth Supplemental Indenture.

Section 6.09.  Governing Law.

This Eighth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Eighth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Eighth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Eighth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 6.10.  Future Advances Secured.

(a)                                 Illinois Provisions. The Company acknowledges and agrees and intends that all advances made to it pursuant to issuances hereunder of the Securities, including all future issuances and advances related thereto whenever hereafter made, in an amount up to $225,000,000, together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, and the Seventh Supplemental Indenture, for a combined total principal amount of $750,000,000 plus interest thereon, and all fees, expenses and indemnities owing in respect of the Securities and the Financing Agreements, and all disbursements made by or on behalf of the Trustee for payment of taxes, levies, insurance or maintenance on the Mortgaged Property, with interest on such disbursements (the sum of all such Outstanding Securities, interest, fees, expenses, indemnities and disbursements is referred to as the “Total Secured Amount”), shall be a lien in the Total Secured Amount from the time this Eighth Supplemental Indenture is recorded, as provided in 765 ILCS 5/39, et seq. for all amounts advanced or applied prior to the date hereof and within the period of eighteen (18) months after the date of recordation of this Eighth Supplemental Indenture. Except as amended hereby (in this Eighth Supplemental Indenture), the Mortgage Indenture, as previously amended, is hereby restated, adopted, ratified and confirmed.

(b)                                 Minnesota Provisions. Subject to the provision of the Mortgage Indenture which provides that notwithstanding anything to the contrary contained in the Mortgage Indenture enforcement of the Mortgage Indenture in Minnesota is limited to a debt amount of $15,000,000 under Chapter 287 of Minnesota Statutes, this Eighth Supplemental Indenture secures credit in the amount of TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($225,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the

Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, for a total combined amount advanced of SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(c)                                  Missouri Provisions. This Eighth Supplemental Indenture secures present credit in the amount of TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($225,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, for a total combined amount advanced of SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) together with future advances and obligations in an amount not to exceed SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) for purposes of collateral located in the State of Missouri only. The future advances and future obligations secured hereby may be evidenced not only by the Securities herein described, but also such other notes, guarantees and other documents executed and delivered by the Company to the Trustee or Bondholders subsequent to the date hereof provided that, on the face or within the body thereof, such notes, guarantees or other documents state that they are secured by this Mortgage Indenture. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 6.11.  Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be).

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By:	/s/ Rejji P. Hayes
	Name:	Rejji P. Hayes
	Title:	Senior Vice President, Chief Financial Officer
and Treasurer

Drafted by:

Elizabeth B. Hardin

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

After Recorded, Return to:

Dykema Gossett PLLC

10 South Wacker Drive

Suite 2300

Chicago, Illinois 60606

Attention:  Gregory M. Wright, Esq.

[Eighth Supplemental Indenture]

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.
COUNTY OF OAKLAND	)

On the 18th day of March 2015 before me, the undersigned notary public, personally came Rejji P. Hayes, Senior Vice President, Chief Financial Officer and Treasurer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

/s/ Sandra K. Biggar

By:	Sandra K. Biggar, Notary Public
Wayne County, Michigan
My Commission Expires June 22, 2015
Acting in the County of Oakland

[Eighth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Jonathan Glover
Name: Jonathan Glover
Title: Vice President

[Eighth Supplemental Indenture]

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

On the 18th day of March 2015, before me, the undersigned notary public, personally came Jonathan Glover, Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Colleen Sketch

By:	Colleen Sketch
No. 785291
Notary Public State of Illinois
Qualified in Cook County
My Commission Expires 5/20/2017

[Eighth Supplemental Indenture]

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture is as follows:

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Appanoose	IA	Doc. 2008-124 in Book 2008; Page 124	Doc. 2008-125 in Book 2008; Page 125	Doc. 2008-2717 in Book 2008; Page 2717	Doc. 2008-2718 in Book 2008; Page 2718	Doc. 2009-2237 in Book 2009, Page 2237		Doc. 2011-2296, in Book 2011; Page 2296	Doc. 2013-671 in Book 2013, Page 671
Benton	IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588	Box 11, Page 2657	Book 11; Page 4799	Book 13 Page 1167
Boone	IA	Doc. 080262 in Book 2008; Page 0262	Doc. 080263 in Book 2008; Page 0263	Doc. 085535 in Book 2008; Page 5535	Doc. 085536 in Book 2008; Page 5536	Doc. 095455 in Book 2009, Page 5455	Doc. 112599	Document 114823 in Book 2011; Page 4823	Document 131187 in Book 2013, Page 1187
Buchanan	IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990	Instrument #2011R02065	Instrument #2011R03717	Instrument #2013R00924
Buena Vista	IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848		Book 113483	Fee Book 130858
Cerro Gordo	IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707	Doc. 2011-4841	Doc. 2011-8626	Doc. 2013-1970
Clarke	IA	Doc. 2008-0164 in Book 175A; Page 1	Doc. 2008-0165 in Book 175B; Page 1	Doc. 2008-2747 in Book 104; Page 168	Doc. 2008-2748 in Book 104; Page 240	File No. 2009-2305, in Book 2009G, Page 768-851	Fee Box 2011-1471	Fee Book 2011-2542	Fee Book 2013-0514
Clayton	IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258		Doc. 2011R04585	Doc. 2013R01207
Clinton	IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462	Doc. 2011-05291	Doc. 2011-09597	Doc. 2013-02200
Dallas	IA	Doc. 823 in Book 2008; Page 823	Doc. 824 in Book 2008; Page 824	Doc. 16507 in Book 2008; Page 16507	Doc. 16508 in Book 2008; Page 16508	Doc. 19465, in Book 2009, Page 19465		Doc. 17729 in Book 2011; Page 17729	Doc. 5316 in Book 2013; Page 5316
Des Moines	IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787		Doc. 2011-005208	Doc. 2013-001273
Dickinson	IA	Inst. 08-00303 in Book 358; Page 1	Inst. 08-00304 in Book 359; Page 1	Inst. 08-07217 in Book 378; Page 81	Inst. 08-07218 in Book 378; Page 153	Instr. No. 09-07844, in Book 405, Page 745		Instr. No. 11-6501 in Book 448; Page 259	Instr. No. 13-01462 in Book 482, Page 269
Dubuque	IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084	File 2011-00010285, Doc ID: 007105460102	File 2011-00019263; Doc. 007236560081	File 2013-00005054; Doc ID 007648000084

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Emmet	IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052		Fee Book 2011-01763	Fee Book 2013-00391
Greene	IA	Doc. 2008-0120 in Book 182; Page 1	Doc. 2008-0121 in Book 183; Page 1	Doc. 2008-2215 in Book 186; Page 50	Doc. 2008-2216 in Book 186; Page 121	Instr. 2009-1917, in Book 188, Page 832	Instr. 2011-1271, in Book 193, Page 2	Instr. 2011-2160 in Book 2011; Page 2160	Instr. 2013-0440 in Book 198, Page 370
Grundy	IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708		Book 2011; Page 2562	Book 2013; Page 0682
Hamilton	IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260	Doc. 2011-1650	Doc. 2011 3012	Doc 2013 735
Hancock	IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499		Fee Book 11-2596	Fee Book 13-0559
Hardin	IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646	Document 2011 1986	Doc. 2011 3589	Doc. 2013 0832
Iowa	IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396		Doc. 3747 in Book 2011; Page 14549-14629.	Doc 973 in Book 2013; Page 4008-4091
Jackson	IA	Doc. 08-244 in Book 2008; Page 244	Doc. 08-245 in Book 2008; Page 245	Doc. 08-4572 in Book 2008; Page 4572	Doc. 08-4573 in Book 2008; Page 4573	Doc. 09-4798, in Book 2009, Page 4798		Doc. 11-4945 in Book 2011; Page 4945.	Doc. 13-1135 in Book 2013, Page 1135
Jasper	IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084		File 2011-00006458; Doc. 001995920081	File 2013-00001754
Jefferson	IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869		Doc. 2011-2700	Doc. 2013-06871
Johnson	IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084	Book 4779, Page 738-839, Doc ID: 022244150101	Doc. ID 022385240081 in Book 4845, Page 616-696	Doc. ID 022871530084 in Book 5066, Page 733-816
Jones	IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074	Fee Book 2011 1859	Fee Book 2011 3210	Fee Book 2013 0787
Kossuth	IA	Doc. 2008-236 in Book 2008; Page 236	Doc. 2008-237 in Book 2008; Page 237	Doc. 2008-4405 in Book 2008; Page 4405	Doc. 2008-4406 in Book 2008; Page 4406	Doc. 2009-4819, in Book 2009, Page 4819		Doc. 2011 4228 in Book 2011; Page 4228	Doc. 2013 1234 in Book 2013, Page 1234
Lee (North)	IA	Doc. 2008-171 in Book 08N; Page 171	Doc. 2008-172 in Book 08N; Page 172	Doc. 2008-4032 in Book 08N; Page 4032	Doc. 2008-4033 in Book 08N; Page 4033	Doc. 2009-3738, in Book 09N, Page 3738		Doc. 2011 3260 in Book 11N, Page 3260	Doc. 2013 738 in Book 13N; Page 738
Lee (South)	IA	Doc. 2008-104 in Book 08S; Page 104	Doc. 2008-105 in Book 08S; Page 105	Doc. 2008-2900 in Book 08S; Page 2900	Doc. 2008-2901 in Book 08S; Page 2901	Doc. 2009-2969, in Book 09S, Page 2969		Doc. 2011 2701 in Book 11S, Page 2701	Doc. 2013 653 in Book 13S; Page 653
Linn	IA	Doc. 012890130969 Inst. 200800039315 in Book 6889; Page 1	Doc. 012890140843 Inst. 200800039316 in Book 6890; Page 1	Doc. 013846140071 Inst. 200900033364 in Book 7144; Page 338	Doc. 013846150027 Inst. 200900033365 in Book 7144; Page 409	Doc ID: 014657820084, in Book 7486, Page 1-84	Doc ID: 015780150102, in Book 8001, Page 132-233	Doc. 019540880081 in Book 8145; Page 206-286	Doc. 020433330084 in Book 8620; Page 376-459

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Lucas	IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632		Instr. 2011-2299 in Book A2012, Page 74-154	Instr. 2013-0434 in Book C2013, Page 1-84
Marshall	IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084	File No. 2011-00003804	Doc. 003023790081; File 2011-00006960	Doc. 003145730084; File 2013-00001607
Monroe	IA	Doc. 86 in Book 2008; Page 86	Doc. 87 in Book 2008; Page 87	Doc. 1922 in Book 2008; Page 1922	Doc. 1923 in Book 2008; Page 1923	Doc. 1850, in Book 2009, Page 1850		Doc. 1801 in Book 2011; Page 1801.	Doc. 382 in Book 2013, Page 382
Muscatine	IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544		Doc. 2011-05769	Doc. 2013-01381
Osceola	IA	Doc. 20080080 in Book 2008; Page 80	Doc. 20080081 in Book 2008; Page 81	Doc. 20082023 in Book 2008; Page 2023	Doc. 20082024 in Book 2008; Page 2024	Doc. 20091693 in Book 2009; Page 1693		Doc. 2011-1589 in Book 2011; Page 1589.	Doc. 20130346 in Book 2013; Page 346
Pocahontas	IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209		Doc. 2011 1682 in Book 207; Page 104-184	Doc. 2013 317 in Book 217, Page 275-358
Poweshiek	IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393		File No. 3063 in Book 0901; Page 0171	File No. 0780 in Book 0927, Page 0415
Ringgold	IA	Inst. 2008-00000091 in Book 327; Page 1	Inst. 2008-00000092 in Book 328; Page 1	Inst. 2008-00001525 in Book 334; Page 64	Inst. 2008-00001526 in Book 334; Page 135	Instr. 2009-00001424, in Book 339, Page 823		Instr. 2011-00001615 in Book 369; Page 118	Instr. 2013-00000399 in Book 392, Page 245
Story	IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946	Instr. 2011-00006755	Instr. 2011-00012790	Instr. 2013-00003192
Tama	IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290		Fee Book 2011-3671 in Book 897; Page 469	Fee Book 2013-0886 in Book 916; Page 770
Union	IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419		Doc. 00002397 in Book 1015; Page 1	Doc. 00000612 in Book 1048, Page 48
Van Buren	IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1		Doc. 2011 1469	Doc. 2013-380
Wapello	IA	Doc. 2008-0275 in Book 2008; Page 0275	Doc. 2008-0276 in Book 2008; Page 0276	Doc. 2008-5994 in Book 2008; Page 5994	Doc. 2008-5995 in Book 2008; Page 5995	Doc. 2009-5649, in Book 2009, Page 5649		Doc. 2011 5430, in Book 2011; Page 5430	Doc. 2013 1255 in Book 2013 Page 1255
Wayne	IA	Inst. 08-0123 in Book 119; Page 670	Inst. 08-0124 in Book 119; Page 1640	Inst. 08-2205 in Book 121; Page 484	Inst. 08-2206 in Book 121; Page 555	Instr. 09-1957, in Book 122, Page 854-937		Instr. 2011-2162 in Book 126; Page 186-266	Instr.2013-0502 in Book 129, Page 192.
Worth	IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579		Fee Book 2011 2426	Fee Book 20130372

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Adair	IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150		Instr. 2011-1465, in Book 661; Page 183	Instr. 2013-0311 in Book 684, Page 148
Allamakee	IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227		Doc. 2011 2980	Doc. 2013 643
Audubon	IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338		Doc. 11-1729	Doc. 13-0397
Black Hawk	IA	Doc. 2008014573	Doc. 2008014576	Doc. 200900011582	Doc. 200900011583	File 2010-00011758, Instr. 200900017846		Doc. ID 004660170081; File No. 2012-00011133	Doc. ID 005095100084; File No. 2013-00019514
Bremer	IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624		Doc. 20114759	Doc. 20131312
Butler	IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808		Instr. 2011-4271	Doc. 2013-1200
Cass	IA	Doc. 2008 115 in Book 2008; Page 115	Doc. 2008 116 in Book 2008; Page 116	Doc. 2008 2833 in Book 2008; Page 2833	Doc. 2008 2834 in Book 2008; Page 2834	Doc. 2009-2608, in Book 2009, Page 2608		Doc. ID 000830740081; Book 2011; Page 2359	Doc ID 000941410084; Book 2013, Page 551
Cedar	IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84		Doc. 2011-4180 in Book 1083; Page 210-290	Doc. 2013 980 in Book 1161; Page 162-245
Chickasaw	IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295		Fee Book 2011-2217	Fee Book 2013-0516
Clay	IA	Doc. 2008 190 in Book 2008; Page 190	Doc. 2008 191 in Book 2008; Page 191	Doc. 2008 3615 in Book 2008; Page 3615	Doc. 2008 3613 in Book 2008; Page 3616	Doc. 2009-3942 in Book 2009, Page 3942		Doc. 2011 3469 in Book 2011; Page 3469	Doc. 2013 872 in Book 2013; Page 872
Davis	IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193		Doc. 2011-1595 in Book 168; Page 850	Doc. 2013-0359 in Book 178; Page 872
Decatur	IA	Book 2008; Page 0096	Book 2008; Page 0097	Book 2008; Page 1769	Book 2008; Page 1770	Book 2009, Page 1558		Book 2011; Page 1706	Book 2013 Page 0396
Delaware	IA	Doc. 2008 203 in Book 2008; Page 203	Doc. 2008 204 in Book 2008; Page 204	Doc. 2008 3805 in Book 2008; Page 3805	Doc. 2008 3806 in Book 2008; Page 3806	Doc. 2009 4636, in Book 2009, Page 4636	Doc. 2011 2326, in Book 2011, Page 2326	Doc. 2011 4047, in Book 2011; Page 4047	Doc. 2013-1035 in Book 2013, Page 1035
Fayette	IA	Doc. 2008 192 in Book 2008; Page 192	Doc. 2008 193 in Book 2008; Page 193	Doc. 2008 3833 in Book 2008; Page 3833	Doc. 2008 3834 in Book 2008; Page 3834	Doc. 2009-3700, in Book 2009, Page 3700		Doc. 2011 3503 in Book 2011; Page 3503	Doc. 2013 965 in Book 2013; Page 965
Floyd	IA	Doc. 2008-0173 in Book 2008; Page 0173	Doc. 2008-0174 in Book 2008; Page 0174	Doc. 2008-3135 in Book 2008; Page 3135	Doc. 2008-3136 in Book 2008; Page 3136	Doc. 2009-3358, in Book 2009, Page 3358		Doc. 2011-2868 in Book 2011; Page 2868	Doc. 2013-0802 in Book 2013; 0802
Franklin	IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288	Inst. 20111230	Doc. 20112331	Inst# 20130748

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Guthrie	IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009		Book 2012; Doc. 0067	Book 2013; Doc. 0777
Henry	IA	Doc. 0160 in Book 2008; Page 0160	Doc. 0161 in Book 2008; Page 0161	Doc. 3507 in Book 2008; Page 3507	Doc. 3508 in Book 2008; Page 3508	Doc. 3283, in Book 2009, Page 3283		Doc. 3111 in Book 2011; Page 3111	Doc. 0783 in Book 2013; Page 0783
Howard	IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183		Doc. 2011 1758, in Book 2011; Page 1758	Doc. 546, in Book 2013; Page 546
Keokuk	IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073		Fee Book 2011 2001	Fee Book 2013-0492
Louisa	IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874		Fee Book 2011-1011	Fee Book 2013-1477
Lyon	IA	Doc. 2008 212 in Book 2008; Page 212	Doc. 2008 213 in Book 2008; Page 213	Doc. 2008 3053 in Book 2008; Page 3053	Doc. 2008 3054 in Book 2008; Page 3054	Doc. 2009-3163, in Book 2009, Page 3163		Doc. 2011 3064 in Book 2011; Page 3064	Doc. 2013 745 in Book 2013, Page 745
Madison	IA						Document 2011 1881, in Book 2011, Page 1881	Doc. 2011 3391 in Book 2011; Page 3391	Doc. 2013 845 in Book 2013; Page 845
Mahaska	IA	Doc. 2008-198 in Book 2008; Page 198	Doc. 2008-199 in Book 2008; Page 199	Doc. 2008 4119 in Book 2008; Page 4119	Doc. 2008 4120 in Book 2008; Page 4120	Doc. 2009-4038, in Book 2009, Page 4038		Doc. 2011-3543 in Book 2011; Page 3543	Doc. 2013-993 in Book 2013; Page 993
Mitchell	IA	Doc. 2008-112 in Book 2008; Page 112	Doc. 2008-113 in Book 2008; Page 113	Doc. 2008-2427 in Book 2008; Page 2427	Doc. 2008-2428 in Book 2008; Page 2428	Doc. 2009-2613, in Book 2009, Page 2613		Doc. 2011 2080 in Book 2011; Page 2080	Doc. 2013 528 in Book 2013; Page 528
Palo Alto	IA	Doc. 2008-121 in Book 2008; Page 121	Doc. 2008-122 in Book 2008; Page 122	Doc. 2008-2472 in Book 2008; Page 2472	Doc. 2008-2473 in Book 2008; Page 2473	Doc. 2009-2228, in Book 2009, Page 2228		Doc. 2011 2105 in Book 2011; Page 2105	Doc. 2013 538 in Book 2013; Page 538
Polk	IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084		Doc. 025439970081 in Book 14093; Page 416-496	Doc. 027145900084 in Book 14710; Page 908-991
Scott	IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084		File 2012-00000547; Doc. 018863370081	File 2013-00009816; Doc. 019469450084
Sioux	IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619		File 2011; Card 6891	Book 2013; Page 1720

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Taylor	IA	Doc. 2008786 in Book 161; Page 8	Doc. 2008787 in Book 161; Page 9	Doc. 2009628 in Book 163; Page 215	Doc. 2009629 in Book 163; Page 287	Doc. 2010569, in Book 165, Page 587		Doc. 12688, in Book 105; Page 647	Doc. 131294 in Book 174; Page 349
Warren	IA						Fee Book 2011-5477	Fee Book 2011-10217	Fee Book 2013-2694
Washington	IA	Doc. 08-0211 in Book 2008; Page 0211	Doc. 08-0212 in Book 2008; Page 0212	Doc. 08-4793 in Book 2008; Page 4793	Doc. 08-4794 in Book 2008; Page 4794	Doc. 09-5649, in Book 2009, Page 5649		Instr. 2011-4382, in Book 2011; Page 4382	Instr. 2013-1022 in Book 2013, Page 1022
Webster	IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068		Instr. 2011-06498	Instr. 2013-01602
Winnebago	IA	Fee Book 08-0076 in Book 2008; Page 0076	Fee Book 08-0077 in Book 2008; Page 0077	Fee Book 08-2035 in Book 2008; Page 2035	Fee Book 08-2036 in Book 2008; Page 2036	Fee Book 09-2211, in Book 2009, Page 2211		Fee Book 2011-1847, in Book 2011; Page 1847	Fee Book 2013-0447
Winneshiek	IA	Doc. 2008 197 in Book 2008; Page 197	Doc. 2008 198 in Book 2008; Page 198	Doc. 2008 4570 in Book 2008; Page 4570	Doc. 2008 4571 in Book 2008; Page 4571	Doc 2009-5633, in Book 2009, Page 5633		Doc. 2011 3832 in Book 2011; Page 3832	Doc. 20131049 in Book 2013; Page 1049
Wright	IA	Doc. 08-140 in Book 08; Page 140	Doc. 08-141 in Book 08; Page 141	Doc. 08-2559 in Book 08; Page 2559	Doc. 08-2560 in Book 08; Page 2560	Doc. 09-2543, in Book 09, Page 2543		Doc. 11-2412, in Book 2011; Page 2412	Doc. 13-555 in Book 2013; Page 555
Carroll	IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847		Doc. 2011R-3000	Doc. 2013R-0688
Jo Daviess	IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333		Doc. 366326	Doc. 374116
Rock Island	IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940		Doc. 2011-27145	Doc. 2013-06358
Whiteside	IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009		Doc. 2011-08401	Doc. 2013-02025
Cottonwood	MN	Doc. 255292 office of the Cottonwood County Recorder	Doc. 255293 office of the Cottonwood County Recorder	Doc. 258076 office of the Cottonwood County Recorder	Doc. 258077 office of the Cottonwood County Recorder	Doc. 260747		Doc. 266130	Doc. 269589
Faribault	MN	Doc. 342918 office of the Faribault County Recorder	Doc. 342919 office of the Faribault County Recorder	Doc. 346309 office of the Faribault County Recorder	Doc. 346310 office of the Faribault County Recorder	Doc. 349879		Doc. 356760	Doc. 361565
Fillmore	MN	Doc. 362678 office of the Fillmore County Recorder	Doc. 362679 office of the Fillmore County Recorder	Doc. 368282 office of the Fillmore County Recorder	Doc. 368283 office of the Fillmore County Recorder	Doc. 376407		Doc. 386633	Doc. 393691

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Freeborn Easement — Torrens	MN	Doc. 474468 office of the Freeborn County Recorder Doc. 109689 office of the Freeborn County Registrar of Titles	Doc. 474469 office of the Freeborn County Recorder Doc. 109690 office of the Freeborn County Registrar of Titles	Doc. 479360 office of the Freeborn County Recorder Doc. 110165 office of the Freeborn County Registrar of Titles	Doc. 479361 office of the Freeborn County Recorder Doc. 110166 office of the Freeborn County Registrar of Titles	Doc. Nos. 485905 (A) & 110681 (T)	Doc. Nos. 495228 (A) & 111610 (T)	Doc. Nos. 497533 (A) & 111878 (T)	Doc. Nos. A-505576 (Abstract filing) and T-112590 (Torrens Filing)
Jackson	MN	Doc. A251774 office of the Jackson County Recorder	Doc. A251775 office of the Jackson County Recorder	Doc. A254516 office of the Jackson County Recorder	Doc. A254517 office of the Jackson County Recorder	Doc. A257698	Doc. A262368	Doc. A263601	Doc. A267760
Le Sueur	MN	Doc. 353162 office of the Le Sueur County Recorder	Doc. 353163 office of the Le Sueur County Recorder	Doc. 359395 office of the Le Sueur County Recorder	Doc. 359396 office of the Le Sueur County Recorder	Doc. 366253		Doc. 378017	Doc. 386706
Mower	MN	Doc. A000565139 office of the Mower County Recorder	Doc. A000565140 office of the Mower County Recorder	Doc. A000572171 office of the Mower County Recorder	Doc. A000572172 office of the Mower County Recorder	Doc. A000579676	Doc. A000591112	Doc. A000594205	Doc. A000604520
Nobles	MN	Doc. A317292 office of the Nobles County Recorder	Doc. A317293 office of the Nobles County Recorder	Doc. A321156 office of the Nobles County Recorder	Doc. A321157 office of the Nobles County Recorder	Doc. A325403		Doc. A333571	Doc. A339092
Rock	MN	Doc. 168189 office of the Rock County Recorder	Doc. 168190 office of the Rock County Recorder	Doc. 170372 office of the Rock County Recorder	Doc. 170373 office of the Rock County Recorder	Doc. 172760		Doc. 178165	Doc. 181544
Steele	MN	Doc. A000354767 office of the Steele County Recorder	Doc. A000354768 office of the Steele County Recorder	Doc. A000361084 office of the Steele County Recorder	Doc. A000361085 office of the Steele County Recorder	Doc. A000368262	Doc. A000379062	Doc. A000381883	Doc. A000390422
Watonwan	MN	Doc. 207915 office of the Watonwan County Recorder	Doc. 207916 office of the Watonwan County Recorder	Doc. 210325 office of the Watonwan County Recorder	Doc. 210326 office of the Watonwan County Recorder	Doc. 212753		Doc. 217379	Doc. 220526
Blue Earth	MN	Doc. 481CR565 office of the Blue Earth County Recorder	Doc. 481CR566 office of the Blue Earth County Recorder	Doc. 489CR662 office of the Blue Earth County Recorder	Doc. 489CR663 office of the Blue Earth County Recorder	Doc. 498CR325		Doc. 514CR333	Doc. 522CR327
Brown	MN	Doc. 364356 office of the Brown County Recorder	Doc. 364357 office of the Brown County Recorder	Doc. 369232 office of the Brown County Recorder	Doc. 369233 office of the Brown County Recorder	Doc. 374910		Doc. 385128	Doc. 3923345
Martin	MN	Doc. 2008R-392714 office of the Martin County Recorder	Doc. 2008R-392715 office of the Martin County Recorder	Doc. 2008R-397320 office of the Martin County Recorder	Doc. 2008R-397321 office of the Martin County Recorder	Doc. 2009R-401967	Doc. 2011R-408709	Doc. 2011R-410442	Doc. 2013R-416737

County	State	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture
Olmsted	MN	Doc. A1157194 office of the Olmsted County Recorder	Doc. A1157195 office of the Olmsted County Recorder	Doc. A1185995 office of the Olmsted County Recorder	Doc. A1185994 office of the Olmsted County Recorder	Doc. A-1218791		Doc. A1275597	Doc. A1316480
Murray	MN	Doc. 230354 office of the Murray County Recorder	Doc. 230355 office of the Murray County Recorder	Doc. 232821 office of the Murray County Recorder	Doc. 232822 office of the Murray County Recorder	Doc. 235452		Doc. 240400	Doc. 243780
Redwood	MN	Doc. A326435 office of the Redwood County Recorder	Doc. A326436 office of the Redwood County Recorder	Doc. A329534 office of the Redwood County Recorder	Doc. A329535 office of the Redwood County Recorder	Doc. A 333004	Doc. A 338413	Doc. A339813	Doc. A344792
Wabasha	MN	Doc. A286205 office of the Wabasha County Recorder	Doc. A286206 office of the Wabasha County Recorder	Doc. A290867 office of the Wabasha County Recorder	Doc. A290868 office of the Wabasha County Recorder	Doc. A 295667		Doc. A304809	Doc. A 310823
Winona	MN	Doc. 525959 office of the Winona County Recorder	Doc. 525960 office of the Winona County Recorder	Doc. 534510 office of the Winona County Recorder	Doc. 534511 office of the Winona County Recorder	Doc. 544045		Doc. A560203	Doc. A572255
Clark	MO	Doc. 28353 in Book 72; Page 37	Doc. 28354 in Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 in Book 72; Page 40	Doc. 31759		Doc. 35141	Doc. ID 37259

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Seventh Supplemental Indenture:

[Attached.]

Minnesota

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Blue Earth	GUY AND ANCHOR EASEMENT	06/27/14	Keith Blaschko and Shelly Blaschko, Husband and Wife	ITC Midwest LLC	07/18/14	Doc. 535CR227 Office of the Blue Earth County Recorder
Cottonwood	ELECTRIC LINE EASEMENT	10/08/13	Todd I. Dibble, a Single Person; Jann E. Comnick and Randall S. Comnick, Wife and Husband; and Lynn K. Elzenga and Derek S. Elzenga, Wife and Husband	ITC Midwest LLC	10/30/13	Doc. 271333 Office of the Cottonwood County Recorder
Cottonwood	ELECTRIC LINE EASEMENT	10/08/13	City of Westbrook	ITC Midwest LLC	10/30/13	Doc. 271332 Office of the Cottonwood County Recorder
Faribault	GUY AND ANCHOR EASEMENT	06/03/14	Steven D. Weringa, a Single Person	ITC Midwest LLC	06/11/14	Doc. 365575 Office of the Faribault County Recorder
Faribault	Warranty Deed	12/27/2013	Interstate Power and Light Company	ITC Midwest LLC	2/26/2014	Doc# 364712 Office of the Faribault County Recorder
Freeborn	OVERHANG EASEMENT	07/10/13	James Kelley and Lynn Jesse, n/k/a Lynn Kelley, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508064 Office of the Freeborn County Recorder
Freeborn	GUY AND ANCHOR EASEMENT	07/10/13	James Kelley and Lynn Jesse, n/k/a Lynn Kelley, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508069 Office of the Freeborn County Recorder
Freeborn	GUY AND ANCHOR EASEMENT	07/02/13	Ryan Wuerflein	ITC Midwest LLC	09/23/13	Doc. A-508067 Office of the Freeborn County Recorder
Freeborn	GUY AND ANCHOR EASEMENT	07/02/13	Jay E. Collier and Anne M. Collier, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508068 Office of the Freeborn County Recorder
Freeborn	OVERHANG EASEMENT	07/02/13	Jay E. Collier and Anne M. Collier, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508065 Office of the Freeborn County Recorder
Freeborn	GUY AND ANCHOR EASEMENT	06/18/13	Jack L. Kortan and Susan D. Kortan, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508066 Office of the Freeborn County Recorder
Freeborn	OVERHANG EASEMENT	07/11/13	Marlene A. Greiner, a/k/a Marlene A. Stein-Greiner, Single	ITC Midwest LLC	09/23/13	Doc. A-508061 Office of the Freeborn County Recorder
Freeborn	OVERHANG EASEMENT	06/26/13	Rosemary K. Magnuson, Single	ITC Midwest LLC	09/23/13	Doc. A-508062 Office of the Freeborn County Recorder
Freeborn	OVERHANG EASEMENT	06/18/13	Rodney A. Eisenmenger and Debra A. Eisenmenger, Husband and Wife	ITC Midwest LLC	09/23/13	Doc. A-508063 Office of the Freeborn County Recorder
Freeborn	Easement Grant	7/19/2010	Hawkeye Land Company	ITC Midwest LLC	3/8/2013	Document A - 505220 Office of the Freeborn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jackson	ELECTRIC LINE EASEMENT	01/14/15	Curtis J. Handevidt and Cecelia A. Handevidt, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272757 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/20/15	Don Ray Hendrickson, a Single Person, Life Estate; Randy Hendrickson and Donna Hendrickson, Husband and Wife; and Michael Hendrickson and Jean M. Hendrickson, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272766 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/21/15	Douglas C. Lusk and Lynette M. Lusk, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272760 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/27/15	Emil M. Buresch Jr. and Martha L. Buresch, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272762 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/27/15	Emil M. Buresch Jr. and Martha L. Buresch, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272763 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/22/15	John O. Lilleberg, Jr. and Sheri Lilleberg, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272761 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/27/15	Leonard A. Pribyl, not as an individual, but solely as trustee of the Leonard A. Pribyl Trust under Agreement dated March 26, 2012	ITC Midwest LLC	02/09/15	Document #A272764 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/22/15	Lyle H. Fisher and Mildred M. Fisher, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272758 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/21/15	Margie A. Lusk, a single person, Life Estate; and Douglas C. Lusk and Lynette Lusk, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272759 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/29/15	Richard C. Fransen and Eva J. Fransen, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272765 Office of the Jackson County Recorder
Jackson	ELECTRIC LINE EASEMENT	01/22/15	Timothy J. Fransen and Molly M. Fransen, Husband and Wife	ITC Midwest LLC	02/09/15	Document #A272767 Office of the Jackson County Recorder
Jackson	Warranty Deed	12/5/2014	Bonnie Fricke and Lori and James Pfeifer	ITC Midwest LLC	12/12/2014	Document #A272347 Office of the Jackson County Recorder
Martin	ELECTRIC LINE EASEMENT	02/04/15	Helen Hartjen, Patricia La Dee Plueger and Beverly Jean Stowe, as Trustees of the Melvin J. Hartjen Residual Trust	ITC Midwest LLC	02/10/15	Doc. 2015R-424152 Office of the Martin County Recorder
Martin	ELECTRIC LINE EASEMENT	01/26/15	Helen Hartjen, a Single Person	ITC Midwest LLC	02/10/15	Doc. 2015R-424156 Office of the Martin County Recorder
Martin	ELECTRIC LINE EASEMENT	01/26/15	Robert Moffitt and Lonnie Moffitt, Husband and Wife	ITC Midwest LLC	02/10/15	Doc. 2015R-424155 Office of the Martin County Recorder
Martin	ELECTRIC LINE EASEMENT	01/26/15	Helen Hartjen, a Single Person (Contract Seller) and Robert Moffitt and Lonnie Moffitt, Husband and Wife (Contract Buyers)	ITC Midwest LLC	02/10/15	Doc. 2015R-424154 Office of the Martin County Recorder
Martin	ELECTRIC LINE EASEMENT	02/03/15	Lorena Zeitz, a Single Person	ITC Midwest LLC	02/10/15	Doc. 2015R-424153 Office of the Martin County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Nobles	ELECTRIC LINE EASEMENT	05/13/14	William E. Elias as Trustee of the William E. Elias Revocable Trust U/A dated January 18, 1997	ITC Midwest LLC	06/11/14	Doc. A 343571 Office of the Nobles County Recorder

Iowa

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Benton	VEGETATION MANAGEMENT EASEMENT	05/09/13	Boyer Farms, Inc.	ITC Midwest LLC	07/11/13	Book: 13 Page: 2757 Office of the Benton County Recorder
Benton	VEGETATION MANAGEMENT EASEMENT	05/16/13	D. Michael Hibbs and Carolyn Hibbs, Husband and Wife	ITC Midwest LLC	07/11/13	Book: 13 Page: 2756 Office of the Benton County Recorder
Benton	VEGETATION MANAGEMENT EASEMENT	05/09/13	Donald A. Dill and Elizabeth J. Dill Inter Vivos Revocable Trust dated June 5, 200	ITC Midwest LLC	07/11/13	Book: 13 Page: 2758 Office of the Benton County Recorder
Benton	ELECTRIC LINE EASEMENT	05/21/13	Oliver Schminke and Ingeborg Schminke, Husband and Wife, Contract Sellers; and Kyle K. Schminke and Kyla K. Schminke, Husband and Wife, Contract Buyers	ITC Midwest LLC	07/11/13	Book: 13 Page: 2759 Office of the Benton County Recorder
Benton	ELECTRIC LINE EASEMENT	07/30/13	John J. Pickart, a Single Person; and M. Constance Pickart, a Single Person	ITC Midwest LLC	08/23/13	Book: 13 Page: 3352 Office of the Benton County Recorder
Benton	ELECTRIC LINE EASEMENT	06/26/13	John J. Pickart, a Single Person; and M. Constance Pickart, a Single Person	ITC Midwest LLC	08/23/13	Book: 13 Page: 3353 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	06/26/13	Raymond C. Stark, as Trustee of the Raymond C. Stark Revocable Trust dated February 26, 2013	ITC Midwest LLC	08/23/13	Book: 13 Page: 3354 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	07/01/13	Lester J. Schulte	ITC Midwest LLC	09/06/13	Book: 13 Page: 3557 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/16/14	Bradley A. Rick and Tammy K. Rick, Husband and Wife	ITC Midwest LLC	01/07/15	Book: E15 Page: 0027 Number: E15-0027 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/04/14	Glenn Rush Cumberland, a Single Person	ITC Midwest LLC	01/07/15	Book: E15 Page: 0029 Number: E15-0029 Office of the Benton County Recorder
Benton	GUY AND ANCHOR EASEMENT	12/04/14	Glenn Rush Cumberland, a Single Person	ITC Midwest LLC	01/07/15	Book: E15 Page: 0030 Number: E15-0030 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/15/14	Robert Edward Moore and Dellanne Moore, Husband and Wife	ITC Midwest LLC	01/07/15	Book: E15 Page: 0031 Number: E15-0031 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/11/14	Sally Zook and James Zook, Wife and Husband	ITC Midwest LLC	01/07/15	Book: E15 Page: 0028 Number: E15-0028 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/11/14	Steven John Wiebers and Leasha Rae Schemmel, Husband and Wife	ITC Midwest LLC	01/07/15	Book: E15 Page: 0032 Number: E15-0032 Office of the Benton County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Benton	OVERHANG EASEMENT	12/10/14	Tyler J. Frush, a Single Person	ITC Midwest LLC	01/07/15	Book: E15 Page: 0025 Number: E15-0025 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/10/14	United Methodist Church of Urbana	ITC Midwest LLC	01/07/15	Book: E15 Page: 0026 Number: E15-0026 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/13/14	Darlene Suchomel, a Single Person; Amy Clymer and Daniel Clymer, Wife and Husband; and John J. Suchomel and Shelly Suchomel, Husband and Wife	ITC Midwest LLC	01/16/15	Book: E15 Page: 0071 Number: E15-0071 Office of the Benton County Recorder
Benton	OVERHANG EASEMENT	12/12/14	Ralph J. Plotz and Linda L. Plotz, Husband and Wife	ITC Midwest LLC	01/16/15	Book: E15 Page: 0070 Number: E15-0070 Office of the Benton County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	02/28/13	C & W Farms, Inc.	ITC Midwest LLC	03/19/13	Doc. ID: 005091660004 File: 2013-00019239 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	02/19/13	James L. Kaufman and Glenda J. Kaufman, Husband and Wife	ITC Midwest LLC	03/19/13	Doc. ID: 005091670004 File: 2013-00019240 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	02/14/13	Mathias J. Schmitz, Single	ITC Midwest LLC	03/19/13	Doc. ID: 005091650004 File: 2013-00019238 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	02/13/13	Ramona C. Menuey, Single	ITC Midwest LLC	03/19/13	Doc. ID: 005091640004 File: 2013-00019237 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	02/18/13	The Estate of Colette G. Meyerhoff, Deceased, by Linda Brockman and Stanly Meyerhoff, Executors, Contract Seller; and Allen L. Sage and Cassandra R. Sage, Husband and Wife, Contract Buyers	ITC Midwest LLC	04/01/13	Doc. ID: 005104360006 File: 2013-00020183 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	03/21/13	Stephen A. Clabby and Deon R. Clabby, Husband and Wife	ITC Midwest LLC	04/03/13	Doc. ID: 005107630004 File: 2013-00020464 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	03/04/13

Barb Wille and Helen Heitz, as Co-Trustees under the provisions of a Trust Agreement created by Melvin A. Babinat and dated March 29, 1990, an undivided 1/2 interest, and Bernice A. Babinat, as Trustee under the provisions of a Trust Agreement created by Bernice A. Babinat and dated March 29, 1990, an undivided 1/2 interest

				ITC Midwest LLC	04/11/13	Doc. ID: 005116970006 File: 2013-00021164 Office of the Black Hawk County Recorder
Black Hawk	ELECTRIC LINE EASEMENT	04/14/13	Black Hawk County, Iowa, for the use and benefit of the Black Hawk County Conservation Board	ITC Midwest LLC	04/03/14	Number: 201400017625 Office of the Black Hawk County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Black Hawk	CORRECTIVE ELECTRIC LINE EASEMENT	04/11/13	Daniel J. Jasper and Mara D. Jasper, Husband and Wife	ITC Midwest LLC	04/03/14	Number: 201400017624 Office of the Black Hawk County Recorder
Boone	Access Easement	8/12/2023	Central Iowa Power Cooperative	ITC Midwest LLC	9/16/2013	Book: 2013 Page: 4258 Office of the Boone County Recorder
Boone	Warranty Deed	3/28/2013	Thompson	ITC Midwest LLC	4/8/2013	Book: 2013 Page: 1523 Office of the Boone County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/13/13	Allen F. Detweiler and Mattie Detweiler, Husband and Wife	ITC Midwest LLC	03/18/13	Instrument #: 2013R00881 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/20/13	Alvin Bontrager and Lydia Mae Bontrager, Husband and Wife	ITC Midwest LLC	03/18/13	Instrument #: 2013R00885 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/15/13	Angeline Van Daele, Single	ITC Midwest LLC	03/18/13	Instrument #: 2013R00887 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/15/13	Angeline Van Daele, Single, an undivided 1/2 interest; and Angeline M. Van Daele, Trustee of the Trust created under the Last Will and Testament of Arthur J. Van Daele, an undivided 1/2 interest	ITC Midwest LLC	03/18/13	Instrument #: 2013R00879 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/15/13	Angeline Van Daele, Single, an undivided 1/2 interest; and Angeline M. Van Daele, Trustee of the Trust created under the Last Will and Testament of Arthur J. Van Daele, an undivided 1/2 interest	ITC Midwest LLC	03/18/13	Instrument #: 2013R00888 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/13/13	Cornelius H. Lambright and Viola L. Lambright, Husband and Wife	ITC Midwest LLC	03/18/13	Instrument #: 2013R00886 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/11/13	Gladys Shields and James P. Shields, Wife and Husband	ITC Midwest LLC	03/18/13	Instrument #: 2013R00889 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/20/13

Juliann J. Woods, a/k/a Juliann Woods Cripe, a/k/a Juliann J. Cripe, Single; and Juliann J. Woods, a/k/a Juliann Woods Cripe, Trustee in the Matter of the Trust under the Last Will and Testament of Evelyn M. Woods, and the first Codicil thereto, on behalf of Dawn Cunningham

				ITC Midwest LLC	03/18/13	Instrument #: 2013R00865 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/13/13	Laura R. Van Daele, Trustee of the Laura R. Van Daele 2008 Revocable Trust	ITC Midwest LLC	03/18/13	Instrument #: 2013R00882 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/14/13

Rick R. Van Daele as Trustee under the provisions of a Trust Agreement created by Rick R. Van Daele and Dated the 16th day of July, 2003, as to an undivided 1/2 interest; and Linda S. Van Daele, as Trustee under the provisions of a Trust Agreement created by Linda S. Van Daele and dated the 16th day of July, 2003, as to an undivided 1/2 interest

				ITC Midwest LLC	03/18/13	Instrument #: 2013R00880 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/19/13	Robert J. Byersdorfer and Pamela A. Byersdorfer, Husband and Wife	ITC Midwest LLC	03/18/13	Instrument #: 2013R00883 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/14/13	Ruth I. Gallup Love, a/k/a Ruth I. Gallup, Single; and Ruth I. Gallup Love for her lifetime with remainder interest in Frank Gallup and Clea Gallup, Husband and Wife	ITC Midwest LLC	03/18/13	Instrument #: 2013R00884 Office of the Buchanan County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Buchanan	ELECTRIC LINE EASEMENT	02/15/13

Andrew J. Willwerth, as Trustee under the provisions of a Trust Agreement created by Donald E. Willwerth and dated the 1st day of December, 1989, as to an undivided 1/2 interest; and Catherine Willwerth, as Trustee under the provisions of a Trust Agreement created by Catherine Willwerth and dated the 1st day of December, 1989

				ITC Midwest LLC	03/19/13	Instrument #: 2013R00901 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/15/13	Catherine C. Willwerth, Trustee under Trust Agreement dated December 1, 1989, with Catherine C. Willwerth as Grantor	ITC Midwest LLC	03/19/13	Instrument #: 2013R00900 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/18/13	Katie C. Yoder, Single, Contract Seller; and Norma D. Yoder and Mary J. Yoder, Husband and Wife, Contract Buyers	ITC Midwest LLC	03/19/13	Instrument #: 2013R00902 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	03/19/13	Burco Land, L.C., an Iowa Limited Liability Company	ITC Midwest LLC	04/03/13	Instrument #: 2013R01079 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/15/13	Andrew J. Willwerth and Cristine M. Willwerth, Husband and Wife	ITC Midwest LLC	04/03/14	Number: E14-00120 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	02/12/13	Dustin Zieser, Single; and Daniel Zieser, aka Daniel F. Zieser, and Sue Zieser, Husband and Wife	ITC Midwest LLC	04/10/14	Number: E14-00133 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	04/02/13	Rex Kerns, a/k/a Daryl Rex Kerns and Connie J. Kerns, Husband and Wife	ITC Midwest LLC	04/10/14	Number: E14-00132 Office of the Buchanan County Recorder
Buchanan	CORRECTIVE ELECTRIC LINE EASEMENT	05/09/14

James L. Kaufman and Glenda J. Kaufman, Husband and Wife, Contract Sellers; and James L. Kaufman, Jr., Single, and Jane A. Domeyer, a/k/a Jane A. Wortman, and Kurt Domeyer, Wife and Husband, Contract Buyers

				ITC Midwest LLC	06/10/14	Number: E14-00235 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	08/20/14	John Lynch and Joan D. Lynch, Husband and Wife	ITC Midwest LLC	09/11/14	Number: E14-00399 Office of the Buchanan County Recorder
Buchanan	OVERHANG EASEMENT	11/20/14	The International Church of the Foursquare Gospel	ITC Midwest LLC	12/22/14	Number: 2014R03432 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	01/28/15	Gregory W. Norby And Brenda L. Norby, Husband And Wife; And Paula L. Norby And Brian Enke, Wife And Husband	ITC Midwest LLC	02/10/15	Number: 2015R00355 Office of the Buchanan County Recorder
Buchanan	ELECTRIC LINE EASEMENT	01/28/15	Norby Development, LLC	ITC Midwest LLC	02/10/15	Number: 2015R00354 Office of the Buchanan County Recorder
Buchanan	Warranty Deed		Donald and Cathy Michels	ITC Midwest LLC	1/21/2013	Doc# 2013R00242 Office of the Buchanan County Recorder
Buena Vista	Substation Site Easement	6/14/2014	AES Storm Lake Power Partners II	ITC Midwest LLC	12/16/2013	Book 133783 Office of the Buena Vista County Recorder
Cedar	ELECTRIC LINE EASEMENT	09/10/13	Gary Witmer and Margaret Witmer, Husband and Wife	ITC Midwest LLC	10/10/13	Book: 1194 Pages: 212-214 Document: 2013 3627 Office of the Cedar County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	09/03/13

James L. Werth, a Single Person; Donald Lee Yates and Jo Ann Yates, Trustees, under the Yates Living Trust dated December 17, 1999; Dennis Ray Werth and Mary Susan Werth, Trustees, under the Werth Living Trust dated April 6, 1998; Howard D. Werth and Marion Levitan, Husband and Wife; Linda M. Werth, f/k/a Linda M. (Werth) Quartly, a Single Person; Roger A. Werth and Cindy Lopez Werth, Husband and Wife; and Barbara A. Calmels and Patrice Calmels, Wife and Husband

				ITC Midwest LLC	09/10/13	Doc. #: 2013-6455 Book: 2013 Page: 6455 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/13	Walnut Valley Farm, Inc.	ITC Midwest LLC	09/30/13	Doc. Number: 2013-6940 Book: 2013 Page: 6950 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/12/13	Wendel Family Farm, LLC	ITC Midwest LLC	09/30/13	Doc. Number: 2013-6939 Book: 2013 Page: 6939 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/05/13	John E. Udelhofen and Sara J. Udelhofen, Husband and Wife; and James C. Udelhofen and Julie A. Udelhofen, Husband and Wife	ITC Midwest LLC	10/21/13	Doc. Number: 2013-7683 Book: 2013 Page: 7683 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/10/13	Norris and Norris Family Farms, Inc.	ITC Midwest LLC	10/21/13	Doc. Number: 2013-7684 Book: 2013 Page: 7684 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/28/13

Quentin A. Bertelsen as Trustee of the Quentin A. Bertelsen Trust Agreement a/k/a the Quentin A. Bertelsen Trust Under Agreement Dated the 12th day of November, 2008; and Kathy L. Hirsch as Trustee of the Marilyn J. Bertelsen Trust Agreement a/k/a the Marilyn J. Bertelsen Trust Under Agreement Dated the 12th day of November, 2008

				ITC Midwest LLC	10/21/13	Doc. Number: 2013-7681 Book: 2013 Page: 7681 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/14/13	Kinney-Lindstrom Foundation, Inc.	ITC Midwest LLC	11/26/13	Doc. Number: 2013-8721 Book: 2013 Page: 8721 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/15/13	Michael R. Brown and Ann M. Brown, Husband and Wife	ITC Midwest LLC	11/26/13	Doc. Number: 2013-8722 Book: 2013 Page: 8722 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	11/07/13	Indianhead Farms Inc.	ITC Midwest LLC	12/09/13	Doc. Number: 2013-8941 Book: 2013 Page: 8941 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/14/13	Dietrich M.E. Heyde and Linda A.B. Heyde, Husband and Wife; Marcia C. Heyde and Matthew E. Sopcich, Wife and Husband; Carolyn E. Heyde, a Single Person; and Linda E. Harding, a Single Person	ITC Midwest LLC	12/23/13	Doc. Number: 2013-9227 Book: 2013 Page: 9227 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/20/13

Linda Flinchum, a/k/a Linda E. Harding, a Single Person; Reinhold L. Heyde, a Single Person; Raymond R. Heyde and Gloria G. Heyde, Husband and Wife; Carolyn E. Heyde, a Single Person; Milton P. Heyde, a Single Person; Dietrich M. Heyde and Linda A.B. Heyde, Husband and Wife; and Maria C. Heyde and Matthew E. Sopcich, Wife and Husband

				ITC Midwest LLC	12/23/13	Doc. Number: 2013-9226 Book: 2013 Page: 9226 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	07/24/13	Dennis A. Firsching, a Single Person	ITC Midwest LLC	02/06/14	Doc. Number: 2014-690 Book: 2014 Page: 690 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	08/19/13	Jessie M. Woollums and Cathy C. Westermann, Co- Trustees of the Credit Shelter Trust created in The Woollums Family Trust dated June 7, 1991	ITC Midwest LLC	02/06/14	Doc. Number: 2014-687 Book: 2014 Page: 687 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	12/20/13

Julie Ann Carpenter and Robert A. Carpenter, Wife and Husband; Patricia Ruth Grandy and Glenn Grandy, Wife and Husband; Bradley Jay Fairbanks and Heinzette P. Fairbanks, Husband and Wife; Shari A. Knowlton and Thomas R. Knowlton, Wife and Husband; Anthony A. Plagge and Debra J. Plagge, Husband and Wife; and Brenda S. Smith f/k/a Brenda S. Plagge and Earl D. Smith, Wife and Husband

				ITC Midwest LLC	02/06/14	Doc. Number: 2014-692 Book: 2014 Page: 692 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	08/13/13	Marcele C. Schlichting, Trustee of the Marcele C. Schlichting Revocable Trust	ITC Midwest LLC	02/06/14	Doc. Number: 2014-688 Book: 2014 Page: 688 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/08/14	Walter H. Schlichting Revocable Trust	ITC Midwest LLC	02/06/14	Doc. Number: 2014-689 Book: 2014 Page: 689 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	07/23/13	Arnold L. Jensen, as Trustee of the Arnold L. Jensen Revocable Trust	ITC Midwest LLC	02/14/14	Doc. Number: 2014-834 Book: 2014 Page: 834 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	07/23/13	Arnold L. Jensen, as Trustee of the Arnold L. Jensen Revocable Trust	ITC Midwest LLC	02/14/14	Doc. Number: 2014-835 Book: 2014 Page: 835 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	01/27/14	Bradley K. Oeltjenbrun, a Single Person	ITC Midwest LLC	02/14/14	Doc. Number: 2014-833 Book: 2014 Page: 833 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	12/12/13	Irvin L. Koethe and Lula M. Koethe, Husband and Wife; and Lula M. Koethe, Trustee of the Lula M. Koethe Revocable Trust Agreement executed the 24th day of August, 2010	ITC Midwest LLC	02/14/14	Doc. Number: 2014-828 Book: 2014 Page: 828 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	07/31/13	Jeffrey A. Brakke, a Single Person	ITC Midwest LLC	02/14/14	Doc. Number: 2014-831 Book: 2014 Page: 831 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	01/10/14	Lehigh Cement Company LLC (f/k/a Lehigh Portland Cement Company)	ITC Midwest LLC	02/14/14	Doc. Number: 2014-846 Book: 2014 Page: 846 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	01/10/14	Washington Realty, Inc.	ITC Midwest LLC	02/14/14	Doc. Number: 2014-827 Book: 2014 Page: 827 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	07/30/13	Monica A. Penning f/k/a Monica A. Haxton and Roy J. Penning, Wife and Husband	ITC Midwest LLC	03/04/14	Doc. Number: 2014-1147 Book: 2014 Page: 1147 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/24/14	Indianhead Farms Inc.	ITC Midwest LLC	03/18/14	Doc. Number: 2014-1368 Book: 2014 Page: 1368 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	03/03/14	David A. Meyer and Pamela K. Meyer, Husband and Wife	ITC Midwest LLC	03/20/14	Doc. Number: 2014-1418 Book: 2014 Page: 1418 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	03/05/14	Kinney-Lindstrom Foundation, Inc.	ITC Midwest LLC	03/20/14	Doc. Number: 2014-1417 Book: 2014 Page: 1417 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/12/13	Karen A. Wilmarth, as Trustee of the Karen A. Wilmarth Revocable Trust dated January 5, 2009	ITC Midwest LLC	03/25/14	Doc. Number: 2014-1469 Book: 2014 Page: 1469 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	03/04/14	C.B. Neel & Sons, Inc.	ITC Midwest LLC	04/10/14	Doc. Number: 2014-1749 Book: 2014 Page: 1749 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/31/14	Donald D. Sapp and Sharon K. Sapp, Husband and Wife	ITC Midwest LLC	04/24/14	Doc. Number: 2014-2016 Book: 2014 Page: 2016 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/22/14	Brian P. Harris and Brenda M. Harris, Husband and Wife	ITC Midwest LLC	05/12/14	Doc. Number: 2014-2367 Book: 2014 Page: 2367 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	05/01/14	Joshua L. Steenblock and Katherine M. Steenblock, Husband and Wife	ITC Midwest LLC	05/12/14	Doc. Number: 2014-2366 Book: 2014 Page: 2366 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/22/14	Paul R. Harris and Charleen N. Harris, Husband and Wife	ITC Midwest LLC	05/12/14	Doc. Number: 2014-2368 Book: 2014 Page: 2368 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	04/16/14

Samuel R. Hunt, Trustee of the Samuel R. Hunt Revocable Living Trust Agreement dated the 27th day of Dec. 2012; and Deborah R. Hunt, Trustee of the Deborah R. Hunt Revocable Living Trust Agreement dated the 27th day of Dec. 2012

				ITC Midwest LLC	05/12/14	Doc. Number: 2014-2369 Book: 2014 Page: 2369 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	05/16/14	Thomas G. Trappe and Becky J. Trappe, Husband and Wife	ITC Midwest LLC	06/12/14	Doc. Number: 2014-3033 Book: 2014 Page: 3033 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	05/02/14	Bertha Ann Erickson and Paul R. Erickson, Wife and Husband	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3773 Book: 2014 Page: 3773 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/24/14	Cerro Gordo County, Iowa, for the use and benefit of the Cerro Gordo County Conservation Board	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3772 Book: 2014 Page: 3772 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/03/14	Darling M. Buchholtz, Mary Jane Rawson, and Gary L. Peters, Co-Trustees of the Reva Mollie Peters Family Trust, dated May 8, 1992	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3777 Book: 2014 Page: 3777 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/18/14

Esther Dorenkamp, a Single Person; Duane D. Dorenkamp and Doreen M. Dorenkamp, Husband and Wife; Jimmy L. Dorenkamp and Jan M. Dorenkamp, Husband and Wife; Karen Marie Downing and Dennis Downing, Wife and Husband; Ardith J. Parks and Robert Parks, Wife and Husband; and Janet Lynn Dorenkamp, a Single Person, subject to Life Estate in Esther Dorenkamp

				ITC Midwest LLC	07/15/14	Doc. Number: 2014-3779 Book: 2014 Page: 3779 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/23/14

Gary L. Peters, a Married Person, for life; and David L. Peters, a Married Person, John G. Peters, a Single Person, Connie J. Huffman, a Married Person, a Anne Marie Denholm, a Married Person, a Remaindermen

				ITC Midwest LLC	07/15/14	Doc. Number: 2014-3778 Book: 2014 Page: 3778 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/19/14	Harold F. Griffiths Revocable Trust U/A dated October 28, 2004	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3771 Book: 2014 Page: 3771 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/16/14	Keith H. Markwardt and Letha E. Markwardt, Husband and Wife	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3770 Book: 2014 Page: 2770 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/28/14	Margaret D. Mateer, a Single Person; and William E. Mateer and Marilee M. Oldorf, Co-Trustees of the Elvyn A. Mateer Residuary Trust	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3776 Book: 2014 Page: 3776 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/12/14	Steve Greiner and Joan Jennings, Co-Trustee of the Leonard A. Greiner Revocable Trust UAD November 22, 1991; and Mary L. Greiner, Trustee of the Mary L. Greiner Revocable Trust UAD November 22, 1991	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3774 Book: 2014 Page: 3774 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/12/14	Steve Greiner and Joan Jennings, Co-Trustee of the Leonard A. Greiner Revocable Trust UAD November 22, 1991; and Mary L. Greiner, Trustee of the Mary L. Greiner Revocable Trust UAD November 22, 1991	ITC Midwest LLC	07/15/14	Doc. Number: 2014-3775 Book: 2014 Page: 3775 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	06/06/14	Colleen F. Lage, Trustee of the Gerald M. Lage Trust under Revocable Trust Agreement dated July 30, 2007	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3809 Book: 2014 Page: 3809 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/03/14	Gary L. Peters, Trustees of the Gary L. Peters Family Trust and Karen K. Peters, Trustee of the Karen K. Peters Family Trust, both created January 1, 2007	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3815 Book: 2014 Page: 3815 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/23/14	James L. Peterson, a Single Person	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3805 Book: 2014 Page: 3805 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/15/14	Keith P. Baldwin and Susan K. Baldwin, Husband and Wife	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3813 Book: 2014 Page: 3813 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/28/14	Kent Kiburz and Melissa M. Kiburz, Husband and Wife	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3808 Book: 2014 Page: 3808 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/20/14	Louis G. Eichmeier and Doris Eichmeier, Husband and Wife	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3810 Book: 2014 Page: 3810 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/12/14	Margaret D. Mateer, a Single Person	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3811 Book: 2014 Page: 3811 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/22/14	Michael C. Staudt, Trustee of the Michael C. Staudt, UTD dated 3/29/2010	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3806 Book: 2014 Page: 3806 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	05/02/14	Paul R. Erickson and Bertha Ann Erickson, Husband and Wife	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3814 Book: 2014 Page: 3814 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/15/14	Robert A. Bartlett and Marlene E. Bartlett, Husband and Wife	ITC Midwest LLC	07/16/14	Doc. Number: 2014-3807 Book: 2014 Page: 3807 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/10/14	Alan L. Carstens, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3831 Book: 2014 Page: 3831 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	04/09/14	Billy Jo Thayer, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3843 Book: 2014 Page: 3843 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	02/04/14	Constance Sue Bieber, Trustee of the Constance Sue Bieber Revocable Trust u/a dated April 1, 2000	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3846 Book: 2014 Page: 3846 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/22/14	Duane D. Dorenkamp and Doreen M. Dorenkamp, Husband and Wife	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3842 Book: 2014 Page: 3842 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/15/14	Edna E. Peters, Trustee of the Edna E. Peters Revocable Trust dated August 26, 2004; and Edna E. Peters, Trustee Under the Trust Created by the Last Will and Testament of Leo H. Peters, Deceased	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3848 Book: 2014 Page: 3848 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	02/19/14	Harold F. Griffiths as Trustee of the Harold F. Griffiths Revocable Trust under agreement dated October 28, 2004	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3845 Book: 2014 Page: 3845 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/18/14	Loren J. Roney, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3852 Book: 2014 Page: 3852 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/26/14	Seth R. McChesney, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 2014-3844 Book: 2014 Page: 3844 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/09/14	Joel D. Meier and Malinda K. Meier, Husband and Wife	ITC Midwest LLC	07/18/14	Doc. Number: 2014-3885 Book: 2014 Page: 3885 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	06/24/14	Edward C. Udelhofen and Gladys M. Udelhofen, Husband and Wife	ITC Midwest LLC	07/22/14	Doc. Number: 2014-3950 Book: 2014 Page: 3950 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	07/17/14	Mary L. Burgmeier and Daniel R. Burgmeier, Wife and Husband	ITC Midwest LLC	07/23/14	Doc. Number: 2014-3979 Book: 2014 Page: 3979 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	09/05/14	Brian K. Vanderploeg and Heather A. Vanderploeg, Husband and Wife	ITC Midwest LLC	08/18/14	Doc. Number: 2014-4517 Book: 2014 Page: 4517 Office of the Cerro Gordo County Recorder
Cerro Gordo	ACCESS EASEMENT	08/08/14	Des Moines Cold Storage Co., Inc.	ITC Midwest LLC	08/18/14	Doc. Number: 2014-4515 Book: 2014 Page: 4515 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/15/14	Ed-Lee Farms, Inc.	ITC Midwest LLC	08/18/14	Doc. Number: 2014-4516 Book: 2014 Page: 4516 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	01/08/14	Duane D. Dorenkamp and Doreen M. Dorenkamp, Husband and Wife	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4997 Book: 2014 Page: 4997 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/05/14	Gregory J. Meier and Julie R. Meier, Husband and Wife	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4992 Book: 2014 Page: 4992 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	07/24/14	Hildred I. Coates Limited partnership	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4994 Book: 2014 Page: 4994 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	08/28/14	John D. Carstens and Becky K. Carstens, Husband and Wife; and Janet M. Rodemeyer and Marvin O. Rodemeyer, Wife and Husband	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4996 Book: 2014 Page: 4996 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	08/21/14	Lage Farms Corporation, an Iowa Corporation	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4995 Book: 2014 Page: 4995 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/04/14	Ronald J. Behr, Trustee of the Ronald J. Behr Revocable Trust created August 11, 2005, and Beverly K. Behr, Trustee of the Beverly K. Behr Revocable Trust created August 11, 2005	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4993 Book: 2014 Page: 4993 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	08/20/14	Roy W. Markwardt and Patricia A. Mardkwardt, Husband and Wife; and Karen A. Markwardt -Blakewell, a Single Person	ITC Midwest LLC	09/08/14	Doc. Number: 2014-4991 Book: 2014 Page: 4991 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/06/14	Beverly K. Behr, a Married Person, for life, and Jody Lynn Wiseman, a Single Person, remainderman	ITC Midwest LLC	10/08/14	Doc. Number: 2014-5684 Book: 2014 Page: 5684 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/16/14	Harley Koenigsberg and Isabell Koenigsberg, Husband and Wife	ITC Midwest LLC	10/08/14	Doc. Number: 2014-5685 Book: 2014 Page: 5685 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/10/14	Andrew B. Kumpf and Tracey L. Kumpf, Husband and Wife	ITC Midwest LLC	10/21/14	Doc. Number: 2014-5895 Book: 2014 Page: 5895 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	10/10/14	Andrew B. Kumpf and Tracey L. Kumpf, Husband and Wife	ITC Midwest LLC	10/21/14	Doc. Number: 2014-5896 Book: 2014 Page: 5896 Office of the Cerro Gordo County Recorder
Cerro Gordo	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	10/03/14	R. & L. Realty Co.	ITC Midwest LLC	10/21/14	Doc. Number: 2014-5897 Book: 2014 Page: 5897 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	10/14/14	D and J Corporation a/k/a D & J Corporation	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6568 Book: 2014 Page: 6568 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14	Edward J. Caspers and Rebecca L. Caspers, Husband and Wife; and Donald D. Caspers and Julie A. Caspers, Husband and Wife	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6571 Book: 2014 Page: 6571 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/15/14	Freda Caspers Inc. a/k/a Freda Caspers Incorporated	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6569 Book: 2014 Page: 6569 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/15/14	Freda Caspers Inc. a/k/a Freda Caspers Incorporated	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6570 Book: 2014 Page: 6570 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14	Jon Caspers and Carol Caspers, Husband and Wife	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6572 Book: 2014 Page: 6572 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	11/20/14	Doc. Number: 2014-6563 Book: 2014 Page: 6563 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	11/20/14	Doc. Number: 2014-6564 Book: 2014 Page: 6564 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	11/20/14	Doc. Number: 2014-6565 Book: 2014 Page: 6565 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/23/14

Orville R. Caspers, Trustee of the Orville R. Caspers Trust under Agreement dated the 18th day of October, 2012; and Bernice A. Caspers, Trustee of the Bernice A. Caspers Trust under Agreement dated the 18th day of October, 2012

				ITC Midwest LLC	11/20/14	Doc. Number: 2014-6566 Book: 2014 Page: 6566 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/14/14	William R. Caspers and Debra K. Caspers, Husband and Wife	ITC Midwest LLC	11/20/14	Doc. Number: 2014-6567 Book: 2014 Page: 6567 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	11/06/14	John C. Bakehouse and Penelope M. Bakehouse, Husband and Wife; and Linda L. Bakehouse, a Single Person	ITC Midwest LLC	11/21/14	Doc. Number: 2014-6590 Book: 2014 Page: 6590 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	11/06/14	Rose Ann Stille, a Single Person	ITC Midwest LLC	11/25/14	Doc. Number: 2014-6701 Book: 2014 Page: 6701 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	10/24/14	Karen Quinlan and James Quinlan, a/k/a John J. Quinlan, Wife and Husband	ITC Midwest LLC	12/05/14	Doc. Number: 2014-6899 Book: 2014 Page: 6899 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	12/01/14	Marlin S. Johnson, a Single Person; and Mark F. Johnson, Trustee of the Joanna H. Johnson Residuary Trust U/W dated February 25, 2003	ITC Midwest LLC	12/05/14	Doc. Number: 2014-6900 Book: 2014 Page: 6900 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	05/01/14	Robert E. Amosson, Trustee of the Robert E. Amosson Revocable Trust and Patricia S. Amosson, Trustee of the Patricia S. Amosson Revocable Trust	ITC Midwest LLC	12/05/14	Doc. Number: 2014-6902 Book: 2014 Page: 6902 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/27/14	Eva M. Sheriff and Jay Sheriff, Wife and Husband	ITC Midwest LLC	12/23/14	Doc. Number: 2014-7256 Book: 2014 Page: 7256 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	10/27/14	Sheriff Land and Cattle Co.	ITC Midwest LLC	12/23/14	Doc. Number: 2014-7257 Book: 2014 Page: 7257 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	03/27/14	Alvin Dorenkamp and A. Margaret Dorenkamp, as Trustees of the Alvin Dorenkamp and A. Margaret Dorenkamp Revocable Trust dated July 29, 2005	ITC Midwest LLC	01/13/15	Doc. Number: 2015-197 Book: 2015 Page: 197 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/28/13	A. Jay Martin and Sharon E. Martin, Husband and Wife	ITC Midwest LLC	01/16/15	Doc. Number: 2015-279 Book: 2015 Page: 279 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	10/11/13	Betty E. Bickford, Life Estate, with remainder interest to Deborah D. Momberg, a Single Person	ITC Midwest LLC	01/16/15	Doc. Number: 2015-303 Book: 2015 Page: 303 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/13/13	Cerro Gordo County, Iowa	ITC Midwest LLC	01/16/15	Doc. Number: 2015-274 Book: 2015 Page: 274 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	12/20/13	Charles Gary Lichty and Nancy L. Lichty, Husband and Wife; and Timothy Lee Lichty and Kathy L. Lichty, Husband and Wife	ITC Midwest LLC	01/16/15	Doc. Number: 2015-293 Book: 2015 Page: 293 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/06/13	Justin J. Fink and Laura A. Fink, Husband and Wife	ITC Midwest LLC	01/16/15	Doc. Number: 2015-282 Book: 2015 Page: 282 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	09/13/13	Kinney-Lindstrom Foundation, Inc.	ITC Midwest LLC	01/16/15	Doc. Number: 2015-275 Book: 2015 Page: 275 Office of the Cerro Gordo County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Cerro Gordo	ELECTRIC LINE EASEMENT	01/10/14	Lehigh Cement Company LLC (f/k/a Lehigh Portland Cement Company)	ITC Midwest LLC	01/16/15	Doc. Number: 2015-278 Book: 2015 Page: 278 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/29/13	Michael R. Brown and Ann M. Brown, Husband and Wife	ITC Midwest LLC	01/16/15	Doc. Number: 2015-272 Book: 2015 Page: 272 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	09/19/13	Sharon Novak, a Single Person; and Debra Hagen and Patrick T. Hagen, Wife and Husband	ITC Midwest LLC	01/16/15	Doc. Number: 2015-281 Book: 2015 Page: 281 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	08/28/13	Wendel Family Farm, LLC	ITC Midwest LLC	01/16/15	Doc. Number: 2015-283 Book: 2015 Page: 283 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	10/11/13	William R. Bickford and Betty E. Bickford, Husband and Wife	ITC Midwest LLC	01/16/15	Doc. Number: 2015-289 Book: 2015 Page: 289 Office of the Cerro Gordo County Recorder
Cerro Gordo	ELECTRIC LINE EASEMENT	01/02/15	Holcim (Us) Inc.	ITC Midwest LLC	01/20/15	Doc. Number: 2015-358 Book: 2015 Page: 358 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	07/30/13	Karen M. Muth, Single; and Fred C. Lundt and Christine E. Lundt, Husband and Wife, and Rebecca Ann Ball and Scott T. Ball, Wife and Husband, subject to a life estate in Karen M. Muth	ITC Midwest LLC	01/20/15	Doc. Number: 2015-346 Book: 2015 Page: 346 Office of the Cerro Gordo County Recorder
Cerro Gordo	AMENDED AND RESTATED EASEMENT AGREEMENT	10/14/13	Kinney-Lindstrom Foundation, Inc.	ITC Midwest LLC	01/20/15	Doc. Number: 2015-345 Book: 2015 Page: 345 Office of the Cerro Gordo County Recorder
Cerro Gordo	Partial Easement Assignment	12/10/2012	Interstate Power and Light Company	ITC Midwest LLC	1/14/2013	Doc# 2013-369 Office of the Cerro Gordo County Recorder
Cerro Gordo	Warranty Deed	10/2/2014	Harris	ITC Midwest LLC	10/6/2014	Book: 2014 Page: 5595 Office of the Cerro Gordo County Recorder
Clayton	ELECTRIC LINE EASEMENT	11/17/14	Lorraine F. Hefel, a Single Person	ITC Midwest LLC	12/22/14	Instr. Number: 2014R03940 Office of the Clayton County Recorder
Clayton	Warranty Deed	10/7/2014	Vogt	ITC Midwest LLC	10/10/2014	Doc # 2014R03244 Book: 2014 Page: 3244 Office of the Clayton County Recorder
Clinton	GUY AND ANCHOR EASEMENT	09/03/14	Dimon Grain & Livestock, Inc.	ITC Midwest LLC	10/08/14	Instr. Number: 2014-06936 Office of the Clinton County Recorder
Clinton	Electric Line Easement	2/24/2014	Cross Roads Land Development LLC	ITC Midwest LLC	3/24/2014	Book 2014-01743 Office of Clinton County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Dallas	GUY AND ANCHOR EASEMENT	04/23/13	Laureen B. Mills, a Single Person; and Mark L. Mills, a Single Person, Katherine A. Mills, a Single Person, and Scott R. Mills, a Single Person, subject to a life estate granted to Laureen B. Mills	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8310 Document: 8310 Office of the Dallas County Recorder
Dallas	OVERHANG EASEMENT	04/23/13	Laureen B. Mills, a Single Person; and Mark L. Mills, a Single Person, Katherine A. Mills, a Single Person, and Scott R. Mills, a Single Person, subject to a life estate granted to Laureen B. Mills	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8312 Document: 8312 Office of the Dallas County Recorder
Dallas	OVERHANG EASEMENT	04/23/13	Laureen B. Mills, a Single Person; and Mark L. Mills, a Single Person, Katherine A. Mills, a Single Person, and Scott R. Mills, a Single Person, subject to a life estate granted to Laureen B. Mills	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8315 Document: 8315 Office of the Dallas County Recorder
Dallas	OVERHANG EASEMENT	04/22/13	Mills Enterprises, LLC	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8313 Document: 8313 Office of the Dallas County Recorder
Dallas	GUY AND ANCHOR EASEMENT	04/24/13	Randall E. Seibert and Rosemarie Seibert, Husband and Wife	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8309 Document: 8309 Office of the Dallas County Recorder
Dallas	GUY AND ANCHOR EASEMENT	04/22/13	The Doidge Revocable Living Trust	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8311 Document: 8311 Office of the Dallas County Recorder
Dallas	OVERHANG EASEMENT	04/23/13	Zoa Jean Wrigley and Nancy Rae Metz as Trustees of the Wrigley Revocable Living Trust	ITC Midwest LLC	05/08/13	Book: 2013 Page: 8314 Document: 8314 Office of the Dallas County Recorder
Dallas	ELECTRIC LINE EASEMENT	10/15/14	Billy Devilbiss and Patricia Devilbiss, his Wife	ITC Midwest LLC	10/31/14	Book: 2014 Page: 14808 Document: 14808 Office of the Dallas County Recorder
Dallas	ELECTRIC LINE EASEMENT	10/17/14	Carl Stukenholtz and Kay Stukenholtz, his Wife	ITC Midwest LLC	10/31/14	Book: 2014 Page: 14809 Document: 14809 Office of the Dallas County Recorder
Dallas	ELECTRIC LINE EASEMENT	10/22/14	City of Perry	ITC Midwest LLC	10/31/14	Book: 2014 Page: 14810 Document: 14810 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/20/2014	Crees, Jeff and Staci	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3965 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/28/2014	Hayes, Scott A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3966 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/7/2014	Piatt, Carol L.	ITC Midwest LLC	1/29/2014	Book: 2014 Page: 1209 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/23/2014	Findley, Douglas	ITC Midwest LLC	1/28/2014	Book: 2014 Page: 1206 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/4/2013	Feller, Stacey L.	ITC Midwest LLC	12/26/2013	Book: 2013 Page: 22990 Office of the Dallas County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Dallas	Overhang Easement	12/5/2013	Garcia, Carlos and Sarah	ITC Midwest LLC	12/26/2013	Book: 2013 Page: 22989 Office of the Dallas County Recorder
Dallas	Overhang Easement	11/20/2013	Reynolds, Robert D. and Dorothy J.	ITC Midwest LLC	12/11/2013	Book: 2013 Page: 22246 Office of the Dallas County Recorder
Dallas	Overhang Easement	2/12/2014	Jobst, Gayle L. and Jesse M. Jobst	ITC Midwest LLC	3/17/2014	Book: 2014 Page: 0614 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/4/2013	Clark, Rodney J. and Susan	ITC Midwest LLC	12/26/2013	Book: 2013 Page: 22988 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/21/2014	Byrnes, Daniel T. and Julie A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3970 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/21/2014	Byrnes, Daniel T. and Julie A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3967 Office of the Dallas County Recorder
Dallas	Electric Line Easement	2/27/2014	Voss, Brent A. and Teresa M.	ITC Midwest LLC	3/17/2014	Book: 2014 Page: 0612 Office of the Dallas County Recorder
Dallas	Overhang Easement With Anchor And Guy Rights	2/27/2014	Voss, Brent A. and Teresa M.	ITC Midwest LLC	3/17/2014	Book: 2014 Page: 0613 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/14/2014	Douglas, Norma A.	ITC Midwest LLC	1/29/2014	Book: 2014 Page: 1208 Office of the Dallas County Recorder
Dallas	Anchor;Overhang	12/17/2014	Peichl, Daniel R. and Holly N. Terwilliger-Peichl	ITC Midwest LLC	1/9/2014	Book: 2014 Page: 283 Office of the Dallas County Recorder
Dallas	Electric Line Easement	2/4/2014	Feller, Marc A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3964 Office of the Dallas County Recorder
Dallas	Overhang Easement	2/4/2014	Feller, Marc A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3971 Office of the Dallas County Recorder
Dallas	Overhang Easement	2/4/2014	Feller, Marc A.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3969 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/17/2013	Feller, John Harold and Doris Marie	ITC Midwest LLC	1/8/2014	Book: 2014 Page: 282 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/12/2013	Dolores Jean Feller Trust	ITC Midwest LLC	1/8/2014	Book: 2014 Page: 279 Office of the Dallas County Recorder
Dallas	Overhang Easement	2/8/2014	Choda, Edward J.	ITC Midwest LLC	4/9/2014	Book: 2014 Page: 3968 Office of the Dallas County Recorder
Dallas	Overhang Easement	11/20/2013	Osler, Fletcher	ITC Midwest LLC	12/11/2013	Book: 2013 Page: 22245 Office of the Dallas County Recorder
Dallas	Overhang Easement	1/8/2014	Cummings, Mary Suzanne	ITC Midwest LLC	1/29/2014	Book: 2014 Page: 1207 Office of the Dallas County Recorder
Dallas	Overhang	12/12/2013	Reynolds, Larry J.	ITC Midwest LLC	1/8/2014	Book: 2014 Page: 280 Office of the Dallas County Recorder
Dallas	Overhang Easement	12/11/2013	Reynolds, Todd E. and Joyce A.	ITC Midwest LLC	1/8/2014	Book: 2014 Page: 281 Office of the Guthrie County Recorder
Davis	ELECTRIC LINE EASEMENT	11/03/14	Rex L. Wilcox and Martha F. Wilcox, Husband and Wife	ITC Midwest LLC	11/06/14	Book: 190 Page: 448 Number: E14-0179 Office of the Davis County Recorder
Davis	GUY AND ANCHOR EASEMENT	11/03/14	Rex L. Wilcox and Martha F. Wilcox, Husband and Wife	ITC Midwest LLC	11/06/14	Book: 190 Page: 452 Instr. Number: E14-0180 Office of the Davis County Recorder
Delaware	ACCESS EASEMENT	01/08/14	Mary Carradus, a Single Person; and Madonna Carradus, a Single Person	ITC Midwest LLC	01/21/14	Book: 2014 Page: 142 Office of the Delaware County Recorder
DELAWARE	Electric Line Easement	7/11/2013	City of Hopkinton	ITC Midwest LLC	8/2/2013	Book: 2013 Page: 2557 Office of the Deleware County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
DELAWARE	Electric Line Easement	7/11/2013	City of Hopkinton	ITC Midwest LLC	8/2/2013	Book: 2013 Page: 2556 Office of the Deleware County Recorder
DELAWARE	Electric Line Easement	6/24/2013	Dircks, Steven L.	ITC Midwest LLC	7/15/2013	Book: 2013 Page: 2352 Office of the Deleware County Recorder
DELAWARE	Electric Line Easement	6/18/2013	Dircks, Karmen L. and Linda J.	ITC Midwest LLC	7/3/2013	Book: 2013 Page: 2260 Office of the Deleware County Recorder
DELAWARE	Electric Line Easement	6/3/2013	Delaware County	ITC Midwest LLC	6/20/2013	Book: 2013 Page: 2085 Office of the Deleware County Recorder
Des Moines	Guy And Anchor Easement	10/28/2014	Miller, Jerry L. & Gloria J.	ITC Midwest LLC	11/19/2014	Doc # 2014-005708 Office of the Des Moines County Recorder
Dickinson	ELECTRIC LINE EASEMENT	03/04/14	Joe D. Jennings and Sylvia V. Jennings, Husband and Wife	ITC Midwest LLC	03/18/14	Instr. Number: 14-01093 Office of the Dickinson County Recorder
Dickinson	ELECTRIC LINE EASEMENT	03/13/14	Leo Parks, a Single Person	ITC Midwest LLC	04/24/14	Instr. Number: 14-01711 Office of the Dickinson County Recorder
Dubuque	ELECTRIC LINE EASEMENT	11/23/13	Heacock Hog Farm, Inc., an Iowa Corporation	ITC Midwest LLC	12/19/13	Number: 201300019176 Office of the Dubuque County Recorder
Dubuque	ELECTRIC LINE EASEMENT	02/18/14	Leonard G. Schuster and Margaret A. Schuster, Husband and Wife	ITC Midwest LLC	03/06/14	Number: 20140002154 Office of the Dubuque County Recorder
Dubuque	ELECTRIC LINE EASEMENT	02/16/14	The Estate of Frances M. Pfeiler, as Contract Seller; and Justin D. Pfeiler and Jolene A. Pfeiler, Husband and Wife	ITC Midwest LLC	05/12/14	Number: 201400004799 Office of the Dubuque County Recorder
Dubuque	ELECTRIC LINE EASEMENT	05/21/14	Gerald A. Riniker and Judith A. Riniker, Husband and Wife	ITC Midwest LLC	06/16/14	Number: 201400006326 Office of the Dubuque County Recorder
Dubuque	ELECTRIC LINE EASEMENT	07/11/14	TLC Properties, Inc.	ITC Midwest LLC	08/05/14	Number: 201400008419 Office of the Dubuque County Recorder
Dubuque	Electric Line Easement	2/13/2013	Interstate Power and Light Company	ITC Midwest LLC	2/26/2013	Doc# 007630610006 Book: 2013 Page: 3656 Office of the Dubuque County Recorder
Dubuque	Warranty Deed	3/20/2014	Arensdorf	ITC Midwest LLC	4/8/2014	Doc# 7967570001 Book: 2104 Page: 3403 Office of the Dubuque County Recorder
Dubuque	Warranty Deed		Klostermann	ITC Midwest LLC	10/20/2014	Doc# 8118150001 Book: 2014 Page: 11725 Office of the Dubuque County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/27/14

Alvin Lynn Stayner and Emma Lou Stayner, Co-Trustees of the Alvin Lynn Stayner Trust Agreement dated March 20, 201 and the Emma Lou Stayner Trust Agreement dated March 20, 2001 (Contract Sellers); and Alan L. Brown (Contract Buyer) and Debra Brown, his Spouse

				ITC Midwest LLC	07/14/14	Inst. #: 20141249 Office of the Franklin County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	ELECTRIC LINE EASEMENT	01/21/14	Bette Honeck, Trustee of the Honeck Family Trust under Last Will and Testament of Charles Honeck	ITC Midwest LLC	07/14/14	Inst. #: 20141212 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	02/24/14	Bonnie Hemmes, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141211 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	02/28/14	Dale A. Kruckenberg and Ladonna S. Kruckenberg, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141234 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/30/14	Dale R. Haver and Sharon L. Haver, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141235 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/15/14	Darrel D. Freie and Rose M. Freie, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141229 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	11/12/13	Darwin L. Freie, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141228 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/26/14	David B. Lahner and Nancy S. Lahner, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141236 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/02/14	Donald J. Benes, Trustee of the Donald J. Benes Revocable Trust dated October 5, 2011; and Joyce F. Benes, Trustee of the Joyce F. Benes Revocable Trust dated October 5, 2011	ITC Midwest LLC	07/14/14	Inst. #: 20141242 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/02/14	Donald J. Benes, Trustee of the Donald J. Benes Revocable Trust dated October 5, 2011; and Joyce F. Benes, Trustee of the Joyce F. Benes Revocable Trust dated October 5, 2011	ITC Midwest LLC	07/14/14	Inst. #: 20141243 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/11/14	Doris R. Foster, Trustee of the Doris R. Foster Revocable Trust, dated 3/28/2000, as amended	ITC Midwest LLC	07/14/14	Inst. #: 20141210 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	11/27/13	Edward John Dannen and Linda L. Dannen, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141223 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	02/16/14	Elaine D. Freie, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141227 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/04/14	Evonne J. Plagge, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141216 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/15/14

Evonne J. Plagge, a Single Person; Jolene Janae McWilliams f/k/a Jolene J. Rodemeyer and Richard Douglas McWilliams, Wife and Husband; and Jaylen W. Plagge and Brenda S. Plagge, Husband and Wife, with Life Estate to Evonne J. Plagge

				ITC Midwest LLC	07/14/14	Inst. #: 20141247 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	06/25/14	Floyd P. Edgington Jr., Trustee of the Edgington Family Inter Vivos Trust	ITC Midwest LLC	07/14/14	Inst. #: 20141225 Office of the Franklin County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	ELECTRIC LINE EASEMENT	03/10/14	Franklin County, Iowa	ITC Midwest LLC	07/14/14	Inst. #: 20141244 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/08/14	Frederick V. Buel, Jr. and Beverly G. Buel, Trustees of the Frederick of the Frederick V. Buel, Jr. and Beverly G. Buel Revocable Living Trust	ITC Midwest LLC	07/14/14	Inst. #: 20141245 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	05/13/14	George E. Butler and Teresa E. Butler, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141231 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/03/14	Gerald L. Ytzen and Dorothy A. Ytzen, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141239 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	05/08/14	Glenn H. Schnabel, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141238 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	12/17/13

Helen R. Jorgensen, Trustee of the Helen R. Jorgensen Revocable Trust Under Agreement dated 24th day of July, 2009 and James V. Jorgensen, Jr., Trustee of the James V. Jorgensen Revocable Trust Under Agreement dated the 24th day of July, 2009

				ITC Midwest LLC	07/14/14	Inst. #: 20141233 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/06/14

Ingrid H. Heilskov, a Single Person; Judy A Juncker and Zane H. Juncker, Wife and Husband; James C. Heilskov and Bertha J. Heilskov, Husband and Wife; Terry B. Heilskov and Marsha A. Heilskov, Husband and Wife; and Katherine M. Kakacek and David A. Kakacek, Wife and Husband, subject to life estate of Ingrid H. Heilskov

				ITC Midwest LLC	07/14/14	Inst. #: 20141253 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	05/12/14

Jay D. Crawford and Jane H. Crawford, Husband and Wife; Marcia K. Etnier and Roger L. Etnier, Wife and Husband; and Cynthia A. Crawford, Trustee of the Crawford Family Living Trust dated February 25, 2013, and any amendments thereto, subject to Life Estate in Lezona M. Jensen

				ITC Midwest LLC	07/14/14	Inst. #: 20141250 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/30/14	Judy K. Spainhower, a/k/a Judith K. Lemke, a/k/a Judith K. Gergen and Lawrence J. Gergen, Wife and Husband	ITC Midwest LLC	07/14/14	Inst. #: 20141217 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/09/14	Kevin Jurgens and Nan Cee Jurgens, Husband and Wife; Dean Jurgens and Karen K. Jurgens, Husband and Wife; and Scott Engebretson and Christy S. Engebretson, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141246 Office of the Franklin County Recorder
Franklin	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/09/14	Kevin Jurgens and Nan Cee Jurgens, Husband and Wife; Dean Jurgens and Karen K. Jurgens, Husband and Wife; and Scott Engebretson and Christy S. Engebretson, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141251 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	12/09/13	Leo B. Renberg, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141219 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/05/14	Lowell Dean Wirtjes and Gwana L. Wirtjes, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141220 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/10/14	Mallory-Meyer Corporation	ITC Midwest LLC	07/14/14	Inst. #: 20141213 Office of the Franklin County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	ELECTRIC LINE EASEMENT	04/18/14	Mark A. DeVries and Carma J. DeVries, Husband and Wife; Philip DeVries and Angie M. DeVries, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141248 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	02/26/14	Marlene A. Chuck and Stephen C. Chuck, Wife and Husband	ITC Midwest LLC	07/14/14	Inst. #: 20141241 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/16/14	Mary E. Sukup, Trustee of the Mary E. Sukup Revocable Trust; and Eugene G. Sukup, Trustee of the Eugene G. Sukup Revocable Trust	ITC Midwest LLC	07/14/14	Inst. #: 20141222 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/10/14	Norlin W. Freie, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141226 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/16/14	Norma M. Casperson, Trustee of the Norma M. and Everett R. Casperson Revocable Family Trust Agreement dated May 19, 1999	ITC Midwest LLC	07/14/14	Inst. #: 20141224 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	02/04/14	Roland L. West and Doris J. West, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141221 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	01/23/14	Verna M. Mahncke, a Single Person	ITC Midwest LLC	07/14/14	Inst. #: 20141214 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/05/14	William S. Schreck and Deborah K. Schreck, Husband and Wife	ITC Midwest LLC	07/14/14	Inst. #: 20141218 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	04/10/14	Darwin LaVerne Pralle, a/k/a Darwin L. Pralle and Julie D. Pralle, Husband and Wife	ITC Midwest LLC	07/17/14	Number: 20141280 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/12/14	Nate Hansen and Ginger Hansen, Husband and Wife	ITC Midwest LLC	08/15/14	Number: 20141442 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/07/14	Roy E. Plagge and Cynthia A. Plagge, Husband and Wife	ITC Midwest LLC	08/15/14	Number: 20141443 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/30/14	Donald W. Heineking, a Single Person	ITC Midwest LLC	09/09/14	Number: 20141560 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/20/14	Maxine J. Johansen, a Single Person; and Maxine J. Johansen for life with remainder interest to Jane Eilderts and Alvin D. Eilderts, Wife and Husband	ITC Midwest LLC	09/09/14	Number: 20141555 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/30/14	Robin Lane Farms, Inc.	ITC Midwest LLC	09/09/14	Number: 20141557 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	08/29/14	Roy E. Plagge and Cynthia A. Plagge, Husband and Wife	ITC Midwest LLC	09/09/14	Number: 20141558 Office of the Franklin County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Franklin	ELECTRIC LINE EASEMENT	08/20/14

Shirley A. Ausenhus, as Trustee of the Velva M. Rowe Trust under date of September 22, 1997; Shirley A. Ausenhus, as Trustee of the Shirley A. Ausenhus Trust dated May 21, 2007; Frederic A. Heinz and Cheryl A. Ross, Husband and Wife; Eric A. Peterson, a Single Person; and Kyle A. Peterson and Sara R. Peterson, Husband and Wife

				ITC Midwest LLC	09/09/14	Number: 20141556 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	09/03/14	Wilmer L. Walton and Phyllis A. Walton, Husband and Wife	ITC Midwest LLC	09/09/14	Number: 20141559 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	09/11/14

Norma Jean Mollenbeck-Miller, Cynthia S. Lind, Tami Jo Ballhagen and Todd A. Mollenbeck, Trustees of the Norma Jean Mollenbeck Revocable Trust dated August 20, 2002; Cynthia Lind, a Single Person; Tami Ballhagen, a Married Person; and the Todd Mollenbeck Revocable Trust dated the 24th day of March, 2011

				ITC Midwest LLC	10/08/14	Number: 20141749 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	09/03/14	SunRay Pork, Ltd., an Iowa Corporation	ITC Midwest LLC	10/08/14	Number: 20141751 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	09/15/14	Timothy D. Rodemeyer and Patricia A. Rodemeyer, Husband and Wife	ITC Midwest LLC	10/21/14	Number: 20141804 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	10/27/14	Franklin County, Iowa	ITC Midwest LLC	12/08/14	Number: 20142107 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	10/22/14	Gerdane Livestock Farms, Inc.	ITC Midwest LLC	12/08/14	Number: 20142108 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	11/17/14	Mildred E. Menning, a Single Person; and Barbara Jean Rehberg, Beverly Irene Root and Allan Dean Menning as Trustees of the Lester E. Menning Trust	ITC Midwest LLC	12/08/14	Number: 20142106 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/27/14

Emma L. Stayner, Trustee of the Emma L. Stayner Iowa Farmland Trust dated the 20th day of September, 2011; and Alvin L. Stayner, Trustee of the Alvin L. Stayner Iowa Farmland Trust dated the 20th day of September, 2011

				ITC Midwest LLC	01/15/15	Number: 20150077 Office of the Franklin County Recorder
Franklin	ELECTRIC LINE EASEMENT	03/27/14

Emma L. Stayner, Trustee of the Emma L. Stayner Iowa Farmland Trust dated the 20th day of September, 2011; and Alvin L. Stayner, Trustee of the Alvin L. Stayner Iowa Farmland Trust dated the 20th day of September, 2011

				ITC Midwest LLC	01/15/15	Number: 20150082 Office of the Franklin County Recorder
Greene	ELECTRIC LINE EASEMENT	04/08/13	Beverly Rose Boorn, a Single Person	ITC Midwest LLC	07/22/13	Book: 29 Page: 989 Instr. Number: 2013-1050 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/16/13	Craig Brelsford and Jill Brelsford, Husband and Wife	ITC Midwest LLC	07/22/13	Book: 30 Page: 5 Instr. Number: 2013-1055 Office of the Greene County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Greene	ELECTRIC LINE EASEMENT	05/03/13

Janis C. Scharingson, as to a life estate, with remainder interest to Jon R. Scharingson and Kristin D. Scharingson, Husband and Wife; Jeffrey B. Scharingson and Cynthia M. Scharingson, Husband and Wife; and Kirsten L. Carman, fka Kirsten L. Flack, and James A. Carman, Wife and Husband

				ITC Midwest LLC	07/22/13	Book: 29 Page: 998 Instr. Number: 2013-1053 Office of the Greene County Recorder
Greene	OVERHANG EASEMENT	04/19/13	Jeffrey A. Thorpe and Regina A. Thorpe, Husband and Wife	ITC Midwest LLC	07/22/13	Book: 29 Page: 987 Instr. Number: 2013-1049 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/08/13	Patricia M. Hoening, a Single Person	ITC Midwest LLC	07/22/13	Book: 29 Page: 992 Instr. Number: 2013-1051 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	05/16/13	William Dean Kafer and Diane Marie Kafer, Husband and Wife; and Robert Dean Kafer and Tina Marie Kafer, Husband and Wife	ITC Midwest LLC	07/22/13	Book: 30 Page: 1 Instr. Number: 2013-1054 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/30/13	Willis A. Fagen and Patricia A. Fagen, Husband and Wife	ITC Midwest LLC	07/22/13	Book: 29 Page: 995 Instr. Number: 2013-1052 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	09/02/13	Alberta Blood Estate	ITC Midwest LLC	09/06/13	Book: 30 Page: 34 Instr. Number: 2013-1358 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	09/02/13	Alberta Blood Estate	ITC Midwest LLC	09/06/13	Book: 30 Page: 37 Instr. Number: 2013-1359 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	09/08/13	Hoffman Brothers, a Partnership	ITC Midwest LLC	09/06/13	Book: 30 Page: 40 Instr. Number: 2013-1360 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/10/13	City Of Grand Junction, Iowa	ITC Midwest LLC	01/08/14	Book: 30 Page: 130 Instr. Number: 2014-0042 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/10/13	Grand Junction, Inc.	ITC Midwest LLC	01/08/14	Book: 30 Page: 121 Instr. Number: 2014-0039 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/10/13	Grand Junction, Inc.	ITC Midwest LLC	01/08/14	Book: 30 Page: 126 Instr. Number: 2014-0041 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	08/08/13	Marc Hoffman and Jacqueline Hoffman, Husband and Wife	ITC Midwest LLC	01/08/14	Book: 30 Page: 115 Instr. Number: 2014-0037 Office of the Greene County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Greene	GUY AND ANCHOR EASEMENT	09/06/13	TF 06 CCSB LLC	ITC Midwest LLC	01/08/14	Book: 30 Page: 118 Instr. Number: 2014-0038 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	04/10/13	The City of Grand Junction, Iowa	ITC Midwest LLC	01/08/14	Book: 30 Page: 124 Instr. Number: 2014-0040 Office of the Greene County Recorder
Greene	ELECTRIC LINE EASEMENT	05/20/13	Walter J. Light and Claudia M. Light, Husband and Wife	ITC Midwest LLC	01/09/14	Book: 30 Page: 133 Instr. Number: 2014-0049 Office of the Greene County Recorder
Greene	OVERHANG EASEMENT	03/20/14	Steven Karber as Executor of the Estate of Melvin W. Karber a/k/a M.W. Karber	ITC Midwest LLC	05/08/14	Book: 30 Page: 223 Instr. Number: 2014-0638 Office of the Greene County Recorder
Grundy	ELECTRIC LINE EASEMENT	06/11/13	City of Conrad, Iowa	ITC Midwest LLC	07/25/13	Book: 2013 Pages: 1629 Doc. ID: 2013-1629 Office of the Grundy County Recorder
Grundy	ELECTRIC LINE EASEMENT	08/19/13	Grundy County, Iowa	ITC Midwest LLC	08/23/13	Book: 2013 Page: 1806 Instrument #: 2013-1806 Office of the Grundy County Recorder
Guthrie	Overhang Easement	10/30/2013	Reynolds, Lyle G. and Celia	ITC Midwest LLC	11/21/2013	Book: 2013 Page: 3129 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	10/30/2013	Kalbach, Harry W. and Janice	ITC Midwest LLC	11/21/2013	Book: 2013 Page: 3128 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	10/31/2013	Beaman, Todd Alan and Bonnie Lynn	ITC Midwest LLC	11/21/2013	Book: 2013 Page: 3127 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	11/8/2013	Lose, Melissa A. and Steven L.	ITC Midwest LLC	12/19/2013	Book: 2013 Page: 3368 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	12/16/2013	Rainey, Leland and Kara	ITC Midwest LLC	1/3/2014	Book: 2014 Page: 0019 Office of the Guthrie County Recorder
Guthrie	Overhang And Vegetation Management Easement	1/27/2014	Skellenger, Scott D. / Long Branch Maintenance Corp.	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0975 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	4/7/2014	Beeler, David C. and Jill A.	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0981 Office of the Guthrie County Recorder
Guthrie	Overhange Easement With Anchor And Guy Rights	2/5/2014	Smith, Lou Etta	ITC Midwest LLC	2/27/2014	Book: 2014 Page: 0470 194-195 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	11/26/2013	O’Brien, Donna J.	ITC Midwest LLC	12/19/2013	Book: 2013 Page: 3367 194-195 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	1/17/2014	Partlow, James L. and Darlene; Kenneth J. Partlow; Keith L. Partlow	ITC Midwest LLC	1/28/2013	Book: 2014 Page: 0235 194-195 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	11/26/2013	Allsup, Laura and Larry	ITC Midwest LLC	12/19/2013	Book: 2013 Page: 3369 Office of the Guthrie County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Guthrie	Overhang Easement	8/28/2014	Jacoby, William N., Jr.	ITC Midwest LLC	10/8/2014	Book: 2014 Page: 2295 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	7/28/2014	Dale E. and Leona Marie Holmes Trust	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0973 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	1/9/2014	Wilson, Paul J. and Deborah C.	ITC Midwest LLC	5/6/2014	Book: 23017 Page: 0972 Office of the Guthrie County Recorder
Guthrie	Overhange Easement	1/17/2014	Potter, Opal M.	ITC Midwest LLC	2/4/2014	Book: 2014 Page: 0297 Office of the Guthrie County Recorder
Guthrie	Anchor;Overhang	1/13/2014	Potter, William E.; Janet Justus; Patricia DeHaven	ITC Midwest LLC	2/4/2014	Book: 2014 Page: 0298 Office of the Guthrie County Recorder
Guthrie	Anchor;Overhang	1/17/2014	Potter, William E.	ITC Midwest LLC	2/4/2014	Book: 2014 Page: 0294 Office of the Guthrie County Recorder
Guthrie	Overhang	1/22/2014	O’Brien, Donald F & Darlene J	ITC Midwest LLC	2/4/2014	Book: 2017 Page: 0296 Office of the Guthrie County Recorder
Guthrie	Overhang	1/22/2014	Dickson, Michael L.	ITC Midwest LLC	2/4/2014	Book: 2014 Page: 0295 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	4/9/2014	Wilson, Brian J.	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0982 Office of the Guthrie County Recorder
Guthrie	Guy And Anchor Easement	10/23/2013	Edwards, Rose Mary J.	ITC Midwest LLC	11/21/2013	Book: 2013 Page: 3126 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	12/5/2014	Wilson, Eric L.	ITC Midwest LLC	12/19/2013	Book: 2013 Page:336 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	2/4/2014	Hick, Walter B.	ITC Midwest LLC	2/27/2014	Book: 2014 Page: 0468 Office of the Guthrie County Recorder
Guthrie	Overhang And Vegetation Management Easement	2/4/2014	Hick, Walter B.	ITC Midwest LLC	2/27/2014	Book: 2014 Page: 0469 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	2/3/2014	Egger, Alberta M.	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0976 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	11/19/2013	Stevens, Gary L.	ITC Midwest LLC	12/19/2013	Book: 2013 Page:3371 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	2/1/2014	Christensen, Michael and Lori	ITC Midwest LLC	5/6/2014	Book: 2014 Page:0974 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	11/21/2013	Wilson, Eileen Lynette	ITC Midwest LLC	12/19/2013	Book: 2013 Page: 3373 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	12/13/2013	Taylor, Justin and Jincey	ITC Midwest LLC	12/19/2013	Book: 2013 Page: 3372 Office of the Guthrie County Recorder
Guthrie	Guy And Anchor Easement	6/10/2014	Tibben, Roger W. and Joyce A.	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1767 Office of the Guthrie County Recorder
Guthrie	Amended & Reinstated Easement Agreement	6/10/2014	Tibben, Roger W. and Joyce A.	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1762 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	12/18/2013	Nourse, Ryan and Tina	ITC Midwest LLC	1/3/2014	Book: 2014 Page: 0018 Office of the Guthrie County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Guthrie	Overhang Easement	1/8/2014	Marks, Jeffrey A. and Cheryl	ITC Midwest LLC	1/28/2014	Book: 2014 Page: 0236 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	6/26/2014	Marks-Doud Land and Cattle	ITC Midwest LLC	9/5/2014	Book: 2014 Page: 1984 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	6/26/2014	Doud, Martin W. and Julie A.	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1763 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	11/26/2014	Nielsen, Fred	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1764 Office of the Guthrie County Recorder
Guthrie	Overhang Easement With Anchor And Guy Rights	6/26/2014	Doud, Martin W. and Julie A.	ITC Midwest LLC
Guthrie	Electric Line Easement	7/2/2014	Dvorak, Curt John	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1765 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	2/1/2014	Betty Wells Life Estate	ITC Midwest LLC	2/11/2014	Book: 2014 Page: 0362 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	3/26/2014	Christensen, Maisel M Rev Trust	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0970 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	7/7/2014	Kroeger, Judith	ITC Midwest LLC	8/11/2014	Book: 2014 Page: 1766 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	2/24/2014	Huddleson, Ronald and Elvins, Becky	ITC Midwest LLC	3/17/2014	Book: 2014 Page: 0611 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	3/19/2014	Partlow, Keith	ITC Midwest LLC	12/9/2014	Book: 2014 Page: 2782 Office of the Guthrie County Recorder
Guthrie	Guy And Anchor Easement	3/19/2014	Hammond, Titus D. and Kelly C.	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0983 Office of the Guthrie County Recorder
Guthrie	Electric Line Easement	2/22/2014	Coe-Benedict, Crystal	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0971 Office of the Guthrie County Recorder
Guthrie	Overhang Easement	3/19/2014	Rees, Roberta	ITC Midwest LLC	5/6/2014	Book: 2014 Page: 0984 Office of the Guthrie County Recorder
Iowa	GUY AND ANCHOR EASEMENT	07/02/14	Timothy J. Bringman and Marie S. Bringman, Husband and Wife	ITC Midwest LLC	07/24/14	Book: 2014 Page: 7369 Number: 1836 Office of the Iowa County Recorder
Iowa	OVERHANG EASEMENT	09/04/14	Morrison Farm Partnership	ITC Midwest LLC	09/11/14	Book: 2014 Page: 9425 Number: 2385 Office of the Iowa County Recorder
Jasper	ELECTRIC LINE EASEMENT	04/04/13	Donna Jean Parker as Trustee of the Donna Jean Parker Revocable Trust	ITC Midwest LLC	05/20/13	Doc. ID: 002178960003 File: 2013-00003123 Office of the Jasper County Recorder
Jasper	ELECTRIC LINE EASEMENT	04/23/13	William J. Gannon and Kathleen Kennedy Gannon, Husband and Wife	ITC Midwest LLC	05/20/13	Doc. ID: 002178950003 File: 2013-00003122 Office of the Jasper County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jasper	ELECTRIC LINE EASEMENT	05/15/13	Caroll E. Verwers and Linda L. Verwers, Trustees of the Carroll E. Verwers and Linda L. Verwers Revocable Trust Agreement dated June 11, 2008	ITC Midwest LLC	05/31/13	Doc. ID: 002184710003 File: 2013-00003445 Office of the Jasper County Recorder
Jasper	ELECTRIC LINE EASEMENT	05/15/13	Randy Doty, Single	ITC Midwest LLC	06/04/13	Doc. ID: 002186240003 File: 2013-00003508 Office of the Jasper County Recorder
Jasper	ELECTRIC LINE EASEMENT	05/21/13	Coyote Hill Farms, Inc.	ITC Midwest LLC	07/10/13	Doc. ID: 002203650003 File: 2013-00004439 Office of the Jasper County Recorder
Jasper	ELECTRIC LINE EASEMENT	06/07/13	Floss Farms, Inc.	ITC Midwest LLC	07/10/13	Doc. ID: 002203630003 File: 2013-00004437 Office of the Jasper County Recorder
Jasper	ELECTRIC LINE EASEMENT	06/07/13	Floss Farms, Inc.	ITC Midwest LLC	07/10/13	Doc. ID: 002203640003 File: 2013-00004438 Office of the Jasper County Recorder
Keokuk	OVERHANG EASEMENT	06/04/14	Russell Dean Bucher and Helen Margaret Bucher as Trustees of the Russell Dean Bucher and Helen Margaret Bucher Revocable Trust dated October 22, 2007	ITC Midwest LLC	06/17/14	Instr. Number: E20140117 Office of the Keokuk County Recorder
Keokuk	ELECTRIC LINE EASEMENT	06/18/14	Alan Hintz Ackerman and Mari Ann Ackerman, Husband and Wife	ITC Midwest LLC	07/18/14	Instr. Number: E20140151 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	06/10/14	Arnold J. Carter and Janice K. Carter, Husband and Wife	ITC Midwest LLC	07/18/14	Instr. Number: E20140150 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	07/02/14	Edward G. Long and Sally L. Long, Husband and Wife	ITC Midwest LLC	07/18/14	Instr. Number: E20140155 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	06/12/14	Maryl D. Grove as Trustee of the Maryl D. Grove Revocable Trust Dated November 11, 1999	ITC Midwest LLC	07/18/14	Instr. Number: E20140153 Office of the Keokuk County Recorder
Keokuk	GUY AND ANCHOR EASEMENT	06/12/14	Maryl D. Grove as Trustee of the Maryl D. Grove Revocable Trust Dated November 11, 1999	ITC Midwest LLC	07/18/14	Instr. Number: E20140154 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	06/11/14	Robert L. Bucher, Trustee of the Robert L. Bucher Revocable Trust dated March 14, 2008	ITC Midwest LLC	07/18/14	Instr. Number: E20140152 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	07/02/14

Cheryl K. Hervey, Kenneth Alan Klipp and Gregory Klipp as Executors of the Estate of Patricia Klipp, Deceased; Cheryl Hervey and Edward Hervey, Wife and Husband; Kenneth Klipp, a Single Person; and Gregory Klipp and Monica Klipp, Husband and Wife

				ITC Midwest LLC	07/28/14	Instr. Number: E20140165 Office of the Keokuk County Recorder
Keokuk	GUY AND ANCHOR EASEMENT	07/02/14

Cheryl K. Hervey, Kenneth Alan Klipp and Gregory Klipp as Executors of the Estate of Patricia Klipp, Deceased; Cheryl Hervey and Edward Hervey, Wife and Husband; Kenneth Klipp, a Single Person; and Gregory Klipp and Monica Klipp, Husband and Wife

				ITC Midwest LLC	07/28/14	Instr. Number: E20140166 Office of the Keokuk County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Keokuk	OVERHANG EASEMENT	07/11/14	Kyle D. Morrison, a Single Person	ITC Midwest LLC	08/11/14	Instr. Number: E20140188 Office of the Keokuk County Recorder
Keokuk	ELECTRIC LINE EASEMENT	07/28/14	Loretta Lucille Streigle as Trustee of the Loretta Lucille Streigle Revocable Trust	ITC Midwest LLC	08/19/14	Instr. Number: E20140195 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	06/05/14	Thomas A. Hotchkiss and Billie Hotchkiss, Husband and Wife	ITC Midwest LLC	08/19/14	Instr. Number: E20140193 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	06/05/14	Thomas A. Hotchkiss and Billie Hotchkiss, Husband and Wife; and Bernard Vittetoe and Mary Vittetoe, Husband and Wife	ITC Midwest LLC	08/19/14	Instr. Number: E20140194 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	08/18/14	Marilyn J. Morrison, a Single Person, as Contract Seller; and Morrison Land, LLC as Contract Buyer	ITC Midwest LLC	09/11/14	Instr. Number: E20140214 Office of the Keokuk County Recorder
Keokuk	ELECTRIC LINE EASEMENT	08/18/14	Marilyn J. Morrison, a Single Person, as Contract Seller; and Morrison Land, LLC as Contract Buyer	ITC Midwest LLC	09/11/14	Instr. Number: E20140216 Office of the Keokuk County Recorder
Keokuk	OVERHANG EASEMENT	08/18/14	Morrison & Morrison, Inc.	ITC Midwest LLC	09/11/14	Instr. Number: E20140215 Office of the Keokuk County Recorder
Keokuk	Warranty Deed	8/12/2014	Streigle Trust	ITC Midwest LLC	8/18/2014	Book: 2014 Page: 1127 Office of the Keokuk County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/06/13	Robert Carroll and Jane Carroll, Husband and Wife	ITC Midwest LLC	05/22/13	Book: 2013 Page: 2217 Document: 2013 2217 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/09/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	05/22/13	Book: 2013 Page: 2218 Document: 2013 2218 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/30/13	Agnes B. Christ as Executor of the Estate of Paul A. Christ	ITC Midwest LLC	06/12/13	Book: 2013 Page: 2457 Document: 2013 2457 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/27/13	James H. Sparks, a Single Person	ITC Midwest LLC	06/12/13	Book: 2013 Page: 2456 Document: 2013 2456 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/21/13	Kristy Lynn Kent, a Single Person; and Robert Bruce Kent, Trustee of the Vivian Kent Trust F/B/O Kristy Lynn Kent under the Last Will and Testament of Vivian Kent, deceased	ITC Midwest LLC	06/12/13	Book: 2013 Page: 2458 Document: 2013 2458 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/30/13	Thomas L. Hellman and Marcia A. Hellman, Husband and Wife	ITC Midwest LLC	06/13/13	Book: 2013 Page: 2484 Document: 2013 2484 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	06/02/13

Wilbur H. Christensen, Life Estate; with remainderman interest to Carl Arthur Christensen a/k/a Carl Christensen and Kathy Christensen, Husband and Wife; Carol Ostercamp f/k/a Carol Christensen Rafdal and Kevin Ostercamp, Wife and Husband; Alan Clair Christensen a/k/a Alan Christensen and Christa Christensen, Husband and Wife; Arlyce Farrow a/k/a Arlyce Mary Christensen and Tony Farrow, Wife and Husband

				ITC Midwest LLC	06/14/13	Book: 2013 Page: 2497 Document: 2013 2497 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/05/13	Benson W. Den Hartog and Joyce I. Den Hartog, Husband and Wife; and Verlyn J. Ubben and Marlys Ubben, Husband and Wife; and Sharon K. Van Kley and Craig Van Kley, Wife and Husband	ITC Midwest LLC	07/02/13	Book: 2013 Page: 2746 Document: 2013 2746 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	06/12/13	David W. Ley, as Trustee of the David W. Ley Trust	ITC Midwest LLC	07/02/13	Book: 2013 Page: 2747 Document: 2013 2747 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/04/13	Joyce A. Hofbauer f/k/a Joyce A. Wertjes and James L. Hofbauer, Wife and Husband	ITC Midwest LLC	07/02/13	Book: 2013 Page: 2745 Document: 2013 2745 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/12/13	David W. Ley, as Trustee of the David W. Ley Trust; and Gary L. Berkland and Carolyn L. Berkland as Trustees of the Berkland Family Trust dated February 7, 2002	ITC Midwest LLC	07/10/13	Book: 2013 Page: 2823 Document: 2013 2823 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/14/13	Marian W. Spear and Jan Myszewski as Trustees of the Marion W. Spear Revocable Trust	ITC Midwest LLC	07/10/13	Book: 2013 Page: 2822 Document: 2013 2822 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/01/13	Harold G. Harms and Sandra J. Harms, Husband and Wife	ITC Midwest LLC	07/12/13	Book: 2013 Page: 2860 Document: 2013 2860 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/02/13	Marvin W. Stroebel and Velma Stroebel, Husband and Wife	ITC Midwest LLC	07/12/13	Book: 2013 Page: 2861 Document: 2013 2861 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/27/13	Steven J. Berschman and Jill C. Berschman, Husband and Wife	ITC Midwest LLC	07/12/13	Book: 2013 Page: 2859 Document: 2013 2859 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/19/13

Judith M. Thoreson and David M. Thoreson, Trustees of the Richard M. Thoreson Residuary Trust; Judith Murtagh Thoreson, a Single Person; and Judith M. Thoreson as Trustee of the “Thoreson Trust” created under Article IV (B) and V of the Last Will and Testament of Barbara J. Haggard

				ITC Midwest LLC	08/02/13	Book: 2013 Page: 3077 Document: 2013 3077 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/23/13	Daryl L. Eden and Joanne K. Eden, Husband and Wife; and Mary L. Eden, a Single Person	ITC Midwest LLC	08/07/13	Book: 2013 Page: 3120 Document: 2013 3120 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	06/26/13	Bradley G. Harms and Wendy J. Harms, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3273 Document: 2013 3273 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	08/01/13	Cecil W. Mabus, a Single Person	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3268 Document: 2013 3268 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Charles J. Lickteig and Helen Lickteig, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3278 Document: 2013 3278 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Emily Winkleman, a Single Person	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3275 Document: 2013 3275 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/22/13	Eugene Meyer and Eunice Meyer, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3279 Document: 2013 3279 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/12/13	Gary Meinders and Sherill Meinders, Husband and Wife; and Dale Meinders and Sara Meinders, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3270 Document: 2013 3270 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Jeffrey G. Schutjer and Brenda J. Schutjer, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3280 Document: 2013 3280 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/31/13	JoAnn McCloskey and William McCloskey, Wife and Husband	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3269 Document: 2013 3269 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Larry E. Eichenberger and Kimberly L. Eichenberger, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3272 Document: 2013 3272 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/22/13	Lloyd W. Eichenberger and Linda Eichenberger a/k/a Linda M. Eichenberger, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3271 Document: 2013 3271 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Richard H. Heyes and Doris Heyes, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3282 Document: 2013 3282 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/27/13	Verlin L. Griese and Susan Griese, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3276 Document: 2013 3276 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	06/27/13	Verlin L. Griese and Susan Griese, Husband and Wife	ITC Midwest LLC	08/23/13	Book: 2013 Page: 3277 Document: 2013 3277 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/29/13	Booge Properties Limited Partnership; and Dudding Consulting, Ltd.	ITC Midwest LLC	09/06/13	Book: 2013 Page: 3430 Document: 2013 3430 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	EuClaire Meyer and Barbara Meyer, Husband and Wife	ITC Midwest LLC	09/06/13	Book: 2013 Page: 3433 Document: 2013 3433 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/11/13	Melvin Busch & Sons, Inc.	ITC Midwest LLC	09/06/13	Book: 2013 Page: 3431 Document: 2013 3431 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/24/13	N-K-P Harms Farms, Inc.	ITC Midwest LLC	09/06/13	Book: 2013 Page: 3432 Document: 2013 3432 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/12/13	Daniel J. Studer and Kathryn M. Studer, Husband and Wife	ITC Midwest LLC	09/26/13	Book: 2013 Page: 3685 Document: 2013 3685 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	08/28/13	Gary E. Uken and Linda Uken, Husband and Wife	ITC Midwest LLC	09/26/13	Book: 2013 Page: 3689 Document: 2013 3689 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/09/13	Rodney D. Beenken and Shari R. Beenken, Husband and Wife	ITC Midwest LLC	09/26/13	Book: 2013 Page: 3688 Document: 2013 3688 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/09/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	09/26/13	Book: 2013 Page: 3687 Document: 2013 3687 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	09/23/13	Berneice Eichenberger and Walter Eichenberger, Wife and Husband	ITC Midwest LLC	10/10/13	Book: 2013 Page: 3877 Document: 2013 3877 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/29/13	Marlys Schlei, a Single Person	ITC Midwest LLC	10/10/13	Book: 2013 Page: 3876 Document: 2013 3876 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	10/01/13	Randy D. Beenken and Becky I. Beenken, Husband and Wife	ITC Midwest LLC	10/10/13	Book: 2013 Page: 3874 Document: 2013 3874 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	10/31/13	Dean A. Struecker and Christie Jean Struecker, Husband and Wife	ITC Midwest LLC	11/12/13	Book: 2013 Page: 4233 Document: 2013 4233 Office of the Kossuth County Recorder
Kossuth	GUY AND ANCHOR EASEMENT	10/31/13	Dean A. Struecker and Christie Jean Struecker, Husband and Wife	ITC Midwest LLC	11/12/13	Book: 2013 Page: 4234 Document: 2013 4234 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	09/27/13	Albert H. Kahler and Mary E. Kahler, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4329 Document: 2013 4329 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/01/13	Anne Beeson Purdy, L.L.C.	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4333 Document: 2013 4333 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/17/13	Cletus L. Zwiefel, a Single Person	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4338 Document: 2013 4338 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/23/13	Dale L. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4345 Document: 2013 4345 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/18/13	Dale L. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4346 Document: 2013 4346 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	09/11/13	Donald M. Jorgensen, a Single Person	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4342 Document: 2013 4342 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	09/24/13	Gerald H. Garman, a Single Person; and Paul G. Garman, a Single Person, and Theresa Ann Crum, a Single Person, subject to a life estate in Gerald H. Garman	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4341 Document: 2013 4341 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/18/13	Gerald L. Zwiefel and Laura L. Zwiefel, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4343 Document: 2013 4343 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/01/13

Joan B. Sawyer and Stephen M. Cosgrove, as Trustees of the Cosgrove Family Trust dated February 8, 1993; and Joan B. Sawyer and Stephen M. Cosgrove, as Trustees of the Cosgrove Marital Trust dated February 8, 1993

				ITC Midwest LLC	11/22/13	Book: 2013 Page: 4340 Document: 2013 4340 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	10/08/13

JoAnn McCloskey, Life Estate, with remainder interest to Clare Ann Schisler a/k/a Claire Ann Schisler; Judith K. Anderson; Edwin J. Haler; Melvin L. Haler; Gregory W. Haler; William McCloskey; Robert McCloskey; and Greta Haler, Life Estate, with remainder interest to Clare Ann Schisler a/k/a Claire Ann Schisler; Judith E. Anderson; Edwin J. Haler; Melvin L. Haler; Gregory W. Haler; William McCloskey; Robert McCloskey

				ITC Midwest LLC	11/22/13	Book: 2013 Page: 4332 Document: 2013 4332 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	03/23/13	John H. Harms and Velda L. Harms, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4336 Document: 2013 4336 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/10/13	Josephine Smith, a Single Person; and John C. Smith and Ruth K. Smith, Trustees of the John C. Smith Trust	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4334 Document: 2013 4334 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/08/13	Mary Jane Scott, a Single Person; and Steven Scott and Julie Bauer, Co-Executors of the Estate of Roger C. Scott	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4337 Document: 2013 4337 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/25/13	Raymond F. Smith Family Limited Partnership	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4335 Document: 2013 4335 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	10/17/13	Rex W. Larson and Karen M. Larson, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4330 Document: 2013 4330 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	04/23/13	Roger E. Shipler and Lois J. Shipler, Husband and Wife; and Boyd E. Shipler and Rosann L. Shipler, Husband and Wife	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4331 Document: 2013 4331 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/26/13	Thomas M. Antoine, a Single Person	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4344 Document: 2013 4344 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	10/02/13	Warner K. Smidt, Doris L. Ronge, Leona M. Nau and Roger A. Smidt as Trustees of the Warner and Grace Smidt Revocable Trust	ITC Midwest LLC	11/22/13	Book: 2013 Page: 4339 Document: 2013 4339 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/01/13	Anne Beeson Purdy, L.L.C.	ITC Midwest LLC	11/26/13	Book: 2013 Page: 4380 Document: 2013 4380 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/17/13	Edgar W. Keith and Joyce D. Keith, Husband and Wife	ITC Midwest LLC	11/26/13	Book: 2013 Page: 4383 Document: 2013 4383 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	05/02/13	Franklin Lee Becker, a Single Person; and Norman Ellis Becker and Debra L. Becker, Husband and Wife	ITC Midwest LLC	11/26/13	Book: 2013 Page: 4382 Document: 2013 4382 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/27/13	Matthew S. Anderson and Dini Rai Anderson, Husband and Wife	ITC Midwest LLC	11/26/13	Book: 2013 Page: 4381 Document: 2013 4381 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	07/18/13	Stateline Cooperative	ITC Midwest LLC	11/26/13	Book: 2013 Page: 4379 Document: 2013 4379 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/09/13	Arden Haas, a Single Person	ITC Midwest LLC	12/04/13	Book: 2013 Page: 4496 Document: 2013 4496 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/29/13

Betty A. Haboush f/k/a Betty Krantz Habousch, as Trustee or to the Successor Trustee of the Survivors Trust under the Krantz Family Trust dated 07-05-1977; and Gary K. Krantz, as Trustee or to the Successor Trustee of the Decedent’s Trust under the Krantz Family Trust dated 07- 05-1977

				ITC Midwest LLC	12/26/13	Book: 2013 Page: 4751 Document: 2013 4751 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Gerald D. Dreesman, a Single Person	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4755 Document: 2013 4755 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	09/25/13	H. L. Platt Farms, Inc.	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4749 Document: 2013 4749 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	10/22/13	Heidecker Farms, Inc.	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4752 Document: 2013 4752 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/28/13	Janice M. Wirtjes, as Trustee of the Gordon and Janice Wirtjes Family Trust	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4753 Document: 2013 4753 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	12/06/13	Rodney D. Beenken and Shari R. Beenken, Husband and Wife	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4750 Document: 2013 4750 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Roger Tjarks and Linda Tjarks, Husband and Wife	ITC Midwest LLC	12/26/13	Book: 2013 Page: 4754 Document: 2013 4754 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	12/13/13	David E. Kitzinger and Jerilyn J. Kitzinger as Trustees of the David and Jeri Kitzinger Revocable Trust	ITC Midwest LLC	12/27/13	Book: 2013 Page: 4765 Document: 2013 4765 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/16/13

Gregory N. Michaelsen and Nancy A. Michaelsen, Husband and Wife; Peggy L. Egel and Kenneth Egel, Wife and Husband; Don Lee Michaelsen and Jean Michaelsen, Husband and Wife; Marcia Orthel and Patrick Orthel, Wife and Husband; and Iris Thomas and Richard Thomas, Jr., Wife and Husband

				ITC Midwest LLC	12/27/13	Book: 2013 Page: 4764 Document: 2013 4764 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	06/30/13

John A. Cowin and Sharon L. Hackenmiller-Cowin, Husband and Wife; and Earl J. Cowin Life Estate with remainder interest to Crysti Neuman and Paul Neuman, Wife and Husband; Tyler Wiese, a Single Person; Isaac Wiese, a Single Person; and John A. Cowin, Trustee of the Trust created under the Last Will and Testament of Jeane J. Cowin

				ITC Midwest LLC	12/27/13	Book: 2013 Page: 4766 Document: 2013 4766 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	11/27/13	Sandra L. Welhousen and Cecil D. Welhousen, Wife and Husband	ITC Midwest LLC	12/27/13	Book: 2013 Page: 4763 Document: 2013 4763 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/29/13	Steven M. Schlei, Trustee under Living Trust Agreement Known as Steven M. Schlei Grantor Trust dated May 31, 2013, as Amended October 28, 2013	ITC Midwest LLC	01/06/14	Book: 2014 Page: 64 Document: 2014 64 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/21/14	Beverly K. Trampel and Les D. Trampel, Wife and Husband	ITC Midwest LLC	02/10/14	Book: 2014 Page: 382 Document: 2014 382 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/08/14	Bradley G. Harms and Wendy J. Harms, Husband and Wife	ITC Midwest LLC	02/10/14	Book: 2014 Page: 378 Document: 2014 378 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/10/14	Cameron D. Giddings, a Single Person	ITC Midwest LLC	02/10/14	Book: 2014 Page: 380 Document: 2014 380 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	04/24/13	Dale I. Koppen and Linda Nydegger as Executors of the Estate of Irvin M. Koppen	ITC Midwest LLC	02/10/14	Book: 2014 Page: 377 Document: 2014 377 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/18/13	Dale I. Price and Elaine I. Price, Husband and Wife	ITC Midwest LLC	02/10/14	Book: 2014 Page: 376 Document: 2014 376 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/06/13	David R. Rasmussen, Mary Ann Rasmussen, Michael J. Rasmussen and Alan J. Rasmussen as Trustees of the David R. Rasmussen and Mary Ann Rasmussen Revocable Family Trust UTA dated May 30, 2003	ITC Midwest LLC	02/10/14	Book: 2014 Page: 381 Document: 2014 381 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/23/13	David W. Ley as Trustee of the David W. Ley Trust; and Gary L. Berkland and Carolyn L. Berkland as Trustees of the Berkland Family Trust dated February 7, 2002	ITC Midwest LLC	02/10/14	Book: 2014 Page: 385 Document: 2014 385 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	01/14/14	David W. Ley, a Single Person	ITC Midwest LLC	02/10/14	Book: 2014 Page: 379 Document: 2014 379 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/13/13	Jeriene G. Sleper, Trustee of the Gary E. Sleper and Jeriene G. Sleper Revocable Living Trust	ITC Midwest LLC	02/10/14	Book: 2014 Page: 387 Document: 2014 387 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/22/13	Paul G. Aukes, Trustee of the Paul G. Aukes Revocable Trust	ITC Midwest LLC	02/10/14	Book: 2014 Page: 386 Document: 2014 386 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	01/03/14	Susan Andrews and Diane Shields as Co-Trustees for Steven Rike pursuant to the Testamentary Trust of John T. Rike	ITC Midwest LLC	02/10/14	Book: 2014 Page: 384 Document: 2014 384 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	01/03/14

Susan Andrews and Gregory Andrews, Wife and Husband; Susan Andrews and Diane Shields as Co-Trustees for Steven Rike pursuant to the Testamentary Trust of John T. Rike; and Diane Shields and Jack Shields, Wife and Husband

				ITC Midwest LLC	02/10/14	Book: 2014 Page: 383 Document: 2014 383 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/15/13	Nancy Lynn Lemker and Alan H. Lemker, Wife and Husband; Linda Rae Armbrecht and Allan R. Armbrecht, Wife and Husband; and Janet Louise Dirks and Bruce A. Dirks, Wife and Husband	ITC Midwest LLC	02/11/14	Book: 2014 Page: 391 Document: 2014 391 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	02/13/14	Book: 2014 Page: 434 Document: 2014 434 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	02/13/14	Book: 2014 Page: 435 Document: 2014 435 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Carlyle A. Engelby and Georgia A. Engelby, Husband and Wife	ITC Midwest LLC	02/13/14	Book: 2014 Page: 436 Document: 2014 436 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/20/13	Christ V. Engelbarts and Beth P. Engelbarts, Husband and Wife	ITC Midwest LLC	02/13/14	Book: 2014 Page: 428 Document: 2014 428 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/11/13	Dean Gelhaus and Judy Gelhaus Revocable Living Trust, dated June 28, 2011	ITC Midwest LLC	02/13/14	Book: 2014 Page: 426 Document: 2014 426 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Dean Logemann as Trustee of the Melvin Logemann Trust	ITC Midwest LLC	02/13/14	Book: 2014 Page: 433 Document: 2014 433 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/03/13	Dean Logemann as Trustee of the Ruth S. Logemann Revocable Living Trust	ITC Midwest LLC	02/13/14	Book: 2014 Page: 432 Document: 2014 432 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/13/13

John A. Cowin and Sharon L. Hackenmiller-Cowin, Husband and Wife; and Earl J. Cowin Life Estate with remainder interest to Crysti Neuman and Paul Neuman, Wife and Husband; Tyler Wiese, a Single Person; Isaac Wiese, a Single Person; and John A. Cowin, Trustee of the Trust created under the Last Will and Testament of Jeane J. Cowin

				ITC Midwest LLC	02/13/14	Book: 2014 Page: 430 Document: 2014 430 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/21/13	Kenneth Naumann and Gail Naumann, Husband and Wife; and Leann Mechler and Daniel G.V. Lamar, Wife and Husband	ITC Midwest LLC	02/13/14	Book: 2014 Page: 429 Document: 2014 429 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/04/13

Marion F. Brandt, as Trustee of the Irvin L. Brandt Testamentary Trust; Marion F. Brandt, as Trustee of the Marion F. Brandt Living Trust dated March 19, 2013; Gregory I. Brandt and Margaret Brandt, Husband and Wife; and Rodney L. Brandt and Tari L. Brandt, Husband and Wife

				ITC Midwest LLC	02/13/14	Book: 2014 Page: 431 Document: 2014 431 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	12/14/14	Melbourne J. Haag, a Single Person	ITC Midwest LLC	02/13/14	Book: 2013 Page: 437 Document: 2014 437 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	11/20/13	Russell Richter, a Single Person	ITC Midwest LLC	02/13/14	Book: 2014 Page: 427 Document: 2014 427 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/03/14

Ruth E. Underbakke and Steven A. Underbakke as Trustees of the Underbakke Family Trust, an undivided 1/2 interest; and Ruth E. Underbakke and Steven A. Underbakke as Trustees of the Underbakke Family Trust, Kossuth County Probate No. 14994, for the period of the Ruth E. Underbakke’s life, with remainder interest to Steven A. Underbakke, a Married Person, and Julie E. Jefson, a Married Person, an undivided 1/2interest

				ITC Midwest LLC	02/13/14	Book: 2014 Page: 438 Document: 2014 438 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	12/03/13

Dean Dennis Logemann and Vicki Louise Logemann, Husband and Wife; Wayne M. Logemann and Kathleen Jean Logemann, Husband and Wife; and Dean D. Logemann, Trustee of the Melvin D. Logemann Revocable Living Trust

				ITC Midwest LLC	02/14/14	Book: 2014 Page: 452 Document: 2014 452 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/06/14	Kevin E. Gray and Ronda M. Gray, Husband and Wife; and Ronald M. Gray and Judy E. Gray, Husband and Wife	ITC Midwest LLC	02/14/14	Book: 2014 Page: 479 Document: 2014 479 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/06/14	Paul H. Flogstad, a Single Person	ITC Midwest LLC	02/14/14	Book: 2014 Page: 480 Document: 2014 480 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	01/17/14	Bradley A. Engelby and Denise L. Engelby, Husband and Wife	ITC Midwest LLC	03/18/14	Book: 2014 Page: 789 Document: 2014 789 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	01/27/14	Dale I. Koppen and Sandra L. Koppen, Husband and Wife	ITC Midwest LLC	03/18/14	Book: 2014 Page: 786 Document: 2014 786 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/12/14	Gary Meinders and Sherill Meinders, Husband and Wife; and Dale Meinders and Sara Meinders, Husband and Wife	ITC Midwest LLC	03/18/14	Book: 2014 Page: 787 Document: 2014 787 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/19/14	Kark Family Farms, LLP, by Donald E. Kark, Partner, Marian E. Kark, Partner, David S. Kark, Partner and Karelyn Kark Lacher, Co-Manager	ITC Midwest LLC	03/18/14	Book: 2014 Page: 790 Document: 2014 790 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	02/19/14	Kark Family Farms, LLP, by Donald E. Kark, Partner, Marian E. Kark, Partner, David S. Kark, Partner and Karelyn Kark Lacher, Co-Manager	ITC Midwest LLC	03/18/14	Book: 2014 Page: 795 Document: 2014 795 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	01/02/14	Paul A. Koppen and Elsie A. Koppen Family Trust	ITC Midwest LLC	03/18/14	Book: 2014 Page: 788 Document: 2014 788 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	02/07/14	Roger E. Shipler and Lois J. Shipler, Husband and Wife; and Boyd E. Shipler and Rosann L. Shipler, Husband and Wife; and Max B. Shipler, a Single Person	ITC Midwest LLC	03/18/14	Book: 2014 Page: 794 Document: 2014 794 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	02/13/14	Royce A. Gray and Mary S. Gray, Husband and Wife	ITC Midwest LLC	03/18/14	Book: 2014 Page: 792 Document: 2014 792 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	02/13/14	Royce A. Gray and Mary S. Gray, Husband and Wife	ITC Midwest LLC	03/18/14	Book: 2014 Page: 793 Document: 2014 793 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	04/18/14	Anne Beeson Purdy, L.L.C.	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1286 Document: 2014 1286 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/03/14

Dale D. Brandt as Trustee of the Dale D. Brandt Trust Agreement a/k/a the Dale D. Brandt Trust Under Agreement Dated the 30th day of July, 2002, and Paula M. Brandt as Trustee of the Paula M. Brandt Trust Agreement a/k/a the Paula M. Brandt Trust Under Agreement dated the 30th day of July 2002

				ITC Midwest LLC	05/12/14	Book: 2014 Page: 1283 Document: 2014 1283 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/03/14

Irene M. Brandt, a Single Person; and Irene M. Brandt Life Estate with remainder interest to Dale D. Brandt as Trustee of the Dale D. Brandt Trust Agreement a/k/a the Dale D. Brandt Trust Under Agreement Dated the 30th day of July, 2002, and Paula M. Brandt as Trustee of the Paula M. Brandt Trust Agreement a/k/a the Paula M. Brandt Trust Under Agreement dated the 30th day of July 2002

				ITC Midwest LLC	05/12/14	Book: 2014 Page: 1282 Document: 2014 1282 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	04/03/14

Irene M. Brandt, a Single Person; and Irene M. Brandt Life Estate with remainder interest to Dale D. Brandt as Trustee of the Dale D. Brandt Trust Agreement a/k/a the Dale D. Brandt Trust Under Agreement Dated the 30th day of July, 2002, and Paula M. Brandt as Trustee of the Paula M. Brandt Trust Agreement a/k/a the Paula M. Brandt Trust Under Agreement dated the 30th day of July 2002

				ITC Midwest LLC	05/12/14	Book: 2014 Page: 1284 Document: 2014 1284 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	ELECTRIC LINE EASEMENT	04/18/14	James L. Junkermeier and Sheila S. Junkermeier, Husband and Wife (Contract Sellers); and Michael J. Junkermeier, a Single Person (Contract Buyer)	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1275 Document: 2014 1275 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE AMENDED AND RESTATED EASEMENT AGREEMENT	03/13/14	Lloyd W. Eichenberger and Linda Eichenberger a/k/a Linda M. Eichenberger, Husband and Wife	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1279 Document: 2014 1279 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/10/14	Mildred K. Tesch and Shirley K. Rankin as Executors of the Estate of Marian J. Klinksiek	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1285 Document: 2014 1285 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/14/14	Rose M. Gelhaus, Marty Gelhaus and Mary Gelhaus as Trustees of the Rose M. Gelhaus Revocable Trust	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1280 Document: 2014 1280 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/14/14	Rose M. Gelhaus, Marty Gelhaus and Mary Gelhaus as Trustees of the Rose M. Gelhaus Revocable Trust	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1281 Document: 2014 1281 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/14/14	Sherry K. Schaumburg and Paul Schaumburg, Wife and Husband	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1276 Document: 2014 1276 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/22/14	Shirley K. Rankin f/k/a Shirley K. Loucks and Wayne L. Rankin, Wife and Husband	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1277 Document: 2014 1277 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/26/14	Terry A. Blome and Trudy J. Blome, Husband and Wife	ITC Midwest LLC	05/12/14	Book: 2014 Page: 1278 Document: 2014 1278 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	04/13/14	Royce A. Gray and Mary S. Gray, Husband and Wife	ITC Midwest LLC	05/19/14	Book: 2014 Page: 1428 Document: 2014 1428 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/04/14	City of Lakota, Iowa, an Iowa municipality f/k/a the Incorporated Town of Lakota, Kossuth County, Iowa	ITC Midwest LLC	05/20/14	Book: 2014 Page: 1445 Document: 2014 1445 Office of the Kossuth County Recorder
Kossuth	CORRECTIVE ELECTRIC LINE EASEMENT	04/10/14

Lorraine E. Rike, Life Estate, with remainder interest to Dennis Rike, Single; Eldon Rike and Rebecca Rike, Husband and Wife; Gary Rike and Tamar Rike, Husband and Wife; Myrna Freeman, Single; and Mavis Fate, f/k/a Mavis Rike, and Kendall Fate, Wife and Husband

				ITC Midwest LLC	05/22/14	Book: 2014 Page: 1474 Document: 2014 1474 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/20/14	Lyle Mabus and Mary Mabus, Husband and Wife	ITC Midwest LLC	06/03/14	Book: 2014 Page: 1568 Document: 2014 1568 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/10/14	Andrew Loucks, a Single Person, as Contract Buyer; Mildred K. Tesch and Shirley K. Rankin as Executors of the Estate of Marian J. Klinksiek, as Contract Seller	ITC Midwest LLC	06/06/14	Book: 2014 Page: 1626 Document: 2014 1626 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	05/08/14	Denice J. Klocke and A. Craig Klocke, Wife and Husband	ITC Midwest LLC	06/06/14	Book: 2014 Page: 1624 Document: 2014 1624 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	05/15/14	Inez Y. Smith, a Single Person; and Inez Y. Smith and Iowa State Bank, Algona, Iowa as Co-Trustees of the Luella E. Smith and Roland B. Smith, Jr. Family Trust	ITC Midwest LLC	06/06/14	Book: 2014 Page: 1622 Document: 2014 1622 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/15/14	Inez Y. Smith, a Single Person; and the Trustees of the Luella E. Smith and Roland B. Smith, Jr. Family Trust	ITC Midwest LLC	06/06/14	Book: 2014 Page: 1621 Document: 2014 1621 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	05/05/14

Irene M. Brandt, a Single Person; and Irene M. Brandt Life Estate with remainder interest to Delray D. Brandt, a Single Person; Deanna Brandt Berge f/k/a Deanna Rippentrop Berge Life Estate with remainder interest to Dawn Rippentrop, a Married Person, and Shane Rippentrop, a Married Person

				ITC Midwest LLC	06/06/14	Book: 2014 Page: 1625 Document: 2014 1625 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	05/28/14	Barbara D. Zwiefel and Mark G. Zwiefel, Wife and Husband	ITC Midwest LLC	06/13/14	Book: 2014 Page: 1732 Document: 2014 1732 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/05/14	Arno H. Melz and Opal Melz, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2021 Document: 2014 2021 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/22/14	Beverly R. Bolte, a Single Person	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2035 Document: 2014 2035 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/22/14

Charles J. Steinfeldt, as Trustee of the Gilda D. Steinfeldt Trust; Charles J. Steinfeldt and Lori Steinfeldt, Husband and Wife; Jonathan J. Steinfeldt and Zoe Steinfeldt, Husband and Wife; and Monte L. Steinfeldt and Debra D. Steinfeldt, Husband and Wife

				ITC Midwest LLC	07/14/14	Book: 2014 Page: 2013 Document: 2014 2013 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/15/14	Darlene Hofbauer, a Single Person	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2019 Document: 2014 2019 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	07/02/14	Davids Farms, Inc., an Iowa corporation	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2025 Document: 2014 2025 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/27/14	DeWayne E. Maass and Berneice A. Maass, as Trustees the DeWayne E. & Berneice A. Maass Revocable Trust	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2032 Document: 2014 2032 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	06/05/14	Ellen J. Molskness f/k/a Ellen J. Jensen and Gerald Molskness, Wife and Husband	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2033 Document: 2014 2033 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/06/14	George A. Wempen and Irene M. Wempen, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2034 Document: 2014 2034 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/06/14	Gerhald E. Maass and Vivian J. Maass, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2030 Document: 2014 2030 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/28/14	Harlan Melz and Constance S. Melz, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2036 Document: 2014 2036 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	06/19/14	Heidecker Farms, Inc.	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2079 Document: 2014 2079 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/18/14	James L. Junkermeier and Sheila S. Junkermeier, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2023 Document: 2014 2023 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/05/14

Juliann R. Amy and Wayne C. Amy, Wife and Husband; Trevor E. Amy, a Single Person; Tyler C. Amy and Allison Amy, Husband and Wife; and Juliann R. Amy and Wayne C. Amy as Successor Trustees of the Alberta Busch Trust

				ITC Midwest LLC	07/14/14	Book: 2014 Page: 2012 Document: 2014 2012 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/11/14	Larry W. Boehm and Mary Boehm, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2017 Document: 2014 2017 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/13/14	Lloyd W. Eichenberger and Linda Eichenberger a/k/a Linda M. Eichenberger, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2031 Document: 2014 2031 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/13/14	Madonna K. Kettwick, a Single Person	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2024 Document: 2014 2024 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/30/14	Patricia A. Blank, as Trustee of the Harold E. and Virginia A. Olthoff Trust, dated February 28, 2000	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2028 Document: 2014 2028 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/26/14	Patricia Jean Boehm, a Single Person; and Sandra Murphy, a Single Person	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2015 Document: 2014 2015 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/11/14	Patricia Jean Boehm, a Single Person; Sandra Kay Murphy, a Single Person; and Larry Wayne Boehm and Mary Boehm, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2014 Document: 2014 2014 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/23/14	Patrick R. Beemer, Trustee of the Beemer Family Farm Trust	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2020 Document: 2014 2020 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/12/14	Price Farm Enterprises, Inc., an Iowa Corporation, for a term of 30 years, remainder to Jeffrey L. Price, a Married Person	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2016 Document: 2014 2016 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/02/14	Purdy Beeson, L.L.C.	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2029 Document: 2014 2029 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/12/14	Randall G. Melz and Jill R. Melz, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2022 Document: 2014 2022 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/15/14	Thomas J. Holland and Gloria J. Holland, Husband and Wife	ITC Midwest LLC	07/14/14	Book: 2014 Page: 2018 Document: 2014 2018 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/13/14

U.S. Bank, N.A. (f/k/a First National Bank & Trust Company of Lincoln), Lincoln, Nebraska, Trustee under a trust agreement dated the 15th day of September, 1967, as amended designated “The Carl L. Aller Trust’

				ITC Midwest LLC	07/14/14	Book: 2014 Page: 2027 Document: 2014 2027 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/21/14

William A. Lofstrom, Trustee of the William A. Lofstrom Revocable Trust under agreement dated November 21, 2007; and Mary Jo Lofstrom, Trustee of the Mary Jo Lofstrom Revocable Trust under agreement dated November 21, 2007

				ITC Midwest LLC	07/14/14	Book: 2014 Page: 2026 Document: 2014 2026 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	06/19/14	Heidecker Farms, Inc.	ITC Midwest LLC	07/18/14	Book: 2014 Page: 2080 Document: 2014 2080 Office of the Kossuth County Recorder
Kossuth	ELECTRIC LINE EASEMENT	06/16/14	Mary T. Christensen, Trustee of the Mary T. Christensen 1995 Revocable Trust dated March 10, 1995, or her successors in Trust	ITC Midwest LLC	07/18/14	Book: 2014 Page: 2096 Document: 2014 2096 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	06/19/14	Heidecker Farms, Inc.	ITC Midwest LLC	08/05/14	Book: 2014 Page: 2274 Document: 2014 2274 Office of the Kossuth County Recorder
Kossuth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	07/30/14	Lisa Coddington, a Single Person	ITC Midwest LLC	08/05/14	Book: 2014 Page: 2276 Document: 2014 2276 Office of the Kossuth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	08/18/14	Luella Hagedorn, a Single Person	ITC Midwest LLC	09/16/14	Book: 2014 Page: 2674 Document: 2014 2674 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	09/05/14	Bradley A. Eichenberger and Jennifer L. Eichenberger, Husband and Wife	ITC Midwest LLC	10/09/14	Book: 2014 Page: 2897 Document: 2014 2897 Office of the Kossuth County Recorder
Kossuth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/06/14

Rotterman Family Partnership, an Iowa General Partnership consisting of Teresa Jo Nauman, a.k.a. Teresa Jo Springer, Traci Francis Schwab, Tina Lyn Nimz and William F. Rotterman as the sole general partners

				ITC Midwest LLC	10/21/14	Book: 2014 Page: 2985 Document: 2014 2985 Office of the Kossuth County Recorder
Lee	Substation Site Easement	3/7/2014	Northeast Missouir Electric Power Cooperative	ITC midwest LLC	4/2/2014	Book: 14N Page: 719 Office of Lee County Recorder
Linn	ELECTRIC LINE EASEMENT	01/28/13	Hedges Farms Limited Partnership, an Iowa limited partnership	ITC Midwest LLC	03/18/13	Book: 8615 Pages: 383-384 Doc. ID: 020424240002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	01/17/13	Todd F. Niehaus and Cynthia L. Niehaus, Husband and Wife	ITC Midwest LLC	03/18/13	Book: 8615 Pages: 385-386 Doc. ID: 020424250002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/20/13	Charles E. Frantz, a/k/a Charles Emory Frantz, Single (Contract Seller), and Joseph F. Kwapil, Jr. and Deanna Rae Kwapil, Husband and Wife (Contract Buyers)	ITC Midwest LLC	04/01/13	Book: 8629 Pages: 394-396 Doc. ID: 020450810003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/11/13	Victor P. Holec and Constance E. Holec, Husband and Wife	ITC Midwest LLC	04/12/13	Book: 8642 Pages: 134-136 Doc. ID: 020473790003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/29/13	John D. Allpress and Karen L. Allpress, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 500-501 Doc. ID: 020487710002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/25/13	Larry D. Davisson and Catherine E. Davisson, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 486-487 Doc. ID: 020487640002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/21/13	Lisa L. Marti, a Single Person	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 498-499 Doc. ID: 020487700002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/25/13	Marvin E. Kahler and Cheryl C. Kahler, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 492-493 Doc. ID: 020487670002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/13/13	Ralston Mini, LLC	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 490-491 Doc. ID: 020487660002 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	03/13/13	Richard L. Minor and Patricia A. Minor, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 494-495 Doc. ID: 020487680002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/18/13	Richard L. Van Hyfte and Sharilyn L. Van Hyfte, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8649 Pages: 488-489 Doc. ID: 020487650002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/14/13	Steven G. Cahill and Brenda L. Cahill, Husband and Wife	ITC Midwest LLC	04/19/13	Book: 8659 Pages: 496-497 Doc. ID: 020487690002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/21/13	Horticulture Specialties, Inc.	ITC Midwest LLC	04/22/13	Book: 8650 Pages: 439-441 Doc. ID: 020489410003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/02/13	Darren Ruzicka and Lisa Ruzicka, Husband and Wife	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 303-304 Doc. ID: 020497770002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/10/13	Fern E. Mollenhauer, Single	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 291-292 Doc. ID: 020497710002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/11/13	James H. Graham, Trustee of the James H. Graham Revocable Trust, u/d/o June 18, 1996	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 293-294 Doc. ID: 020497720002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/05/13	Joseph R. Antons and Christine M. Antons, Husband and Wife	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 301-302 Doc. ID: 020497760002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/04/13	Melvin Frericks and Mary Jo Frericks, Husband and Wife	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 295-296 Doc. ID: 020497730002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/11/13	Mildred E. Jordan, Single	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 299-300 Doc. ID: 020497750002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/09/13	Sara D. Strand, Single	ITC Midwest LLC	04/26/13	Book: 8655 Pages: 289-290 Doc. ID: 020497700002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/05/13

The Trust U/W of Maurice J. Schmedding, Douglas D. Wolfe, Trustee; and Earl C. Brunson and Shirley A. Brunson, Trustees U/D/T dated August 25, 1985 f/b/o Earl C. Brunson and Shirley A. Brunson, et al; and St. John the Baptist Church

				ITC Midwest LLC	04/26/13	Book: 8655 Pages: 305-309 Doc. ID: 020497780005 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	04/18/13	Nancy J. Struve and Tom M. Struve, Wife and Husband	ITC Midwest LLC	05/07/13	Book: 8665 Pages: 698-699 Doc. ID: 020518080002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/02/13	William A. Hull, a Single Person	ITC Midwest LLC	05/12/13	Book: 8642 Pages: 137-140 Doc. ID: 020473800004 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	04/19/13	Robert J. Klein and Judy Schreur, Husband and Wife	ITC Midwest LLC	05/22/13	Book: 8680 Pages: 359-360 Doc. ID: 020545440002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	04/29/13	Drago Family Farms, LLC	ITC Midwest LLC	06/19/13	Book: 8710 Pages: 115-116 Doc. ID: 020604350002 Office of the Linn County Recorder
Linn	CORRECTIVE OVERHANG EASEMENT	05/30/13	Kenneth D. Brown and Charlotte A. Brown, Husband and Wife	ITC Midwest LLC	06/19/13	Book: 8710 Pages: 117-118 Doc. ID: 020604360002 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	05/16/13	Daniel J. McMurrin and Karla K. McMurrin, Husband and Wife	ITC Midwest LLC	07/23/13	Book: 8745 Pages: 374-375 Doc. ID: 0206736400002 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	04/23/13	Otter Creek Place, Inc., an Iowa Corporation	ITC Midwest LLC	07/23/13	Book: 8745 Pages: 372-373 Doc. ID: 020673630002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	06/24/13	Linn County, Iowa	ITC Midwest LLC	08/07/13	Book: 8761 Pages: 249-278 Doc. ID: 020704610030 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/09/13

Allen J. Seiler and Nancy J. Seiler, Husband and Wife, Co- Trustees of the Allen J. and Nancy J. Seiler Trust, established July 12, 1999, to be held in separate shares of the trust as tenants in common

				ITC Midwest LLC	09/26/13	Book: 8807 Pages: 204-205 Doc. ID: 020804130002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/06/13	Bob Zimmerman Ford, Inc., a Delaware corporation	ITC Midwest LLC	09/26/13	Book: 8807 Pages: 200-203 Doc. ID: 020804120004 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	01/28/13	Linn County, Iowa	ITC Midwest LLC	09/26/13	Book: 8807 Pages: 206-207 Doc. ID: 020804140002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	06/17/13	The City of Palo, Iowa	ITC Midwest LLC	09/26/13	Book: 8807 Pages: 208-209 Doc. ID: 020804150002 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	OVERHANG EASEMENT	06/17/13	The City of Palo, Iowa	ITC Midwest LLC	09/26/13	Book: 8807 Pages: 210-211 Doc. ID: 020804160002 Office of the Linn County Recorder
Linn	VEGETATION MANAGEMENT EASEMENT	09/17/13	Cindy A. Dunn and Michael W. Dunn, Wife and Husband	ITC Midwest LLC	10/30/13	Book: 8834 Pages: 153-154 Doc. ID: 020861520002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	06/17/13	The City of Palo, Iowa	ITC Midwest LLC	10/30/13	Book: 8834 Pages: 151-152 Doc. ID: 020861510002 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	10/03/13	Pamela A. Fishell, Single	ITC Midwest LLC	11/01/13	Book: 8836 Pages: 637-638 Doc. ID: 020866880002 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/25/13	Meythaler Farms, Inc.	ITC Midwest LLC	11/12/13	Book: 8844 Pages: 51-53 Doc. ID: 020882390003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/30/13	Linn County, Iowa	ITC Midwest LLC	11/13/13	Book: 8845 Pages: 436-438 Doc. ID: 020885610003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	11/04/13	Railroad Properties, LLC	ITC Midwest LLC	11/18/13	Book: 8848 Pages: 675-677 Doc. ID: 020892820003 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/28/13	BTB Realty, LLC	ITC Midwest LLC	12/19/13	Book: 8871 Pages: 636 Doc. ID: 2245329 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/02/13	Knox Properties, L.C., an Iowa Limited Liability Company	ITC Midwest LLC	12/19/13	Book: 8872 Pages: 26 Doc. ID: 2245344 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/05/13	Cecil Jack Bach, a Single Person	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 247 Doc. ID: 2258792 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/31/13	Donald L. Hatch and Carol L. Hatch, Husband and Wife	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 251 Doc. ID: 2248794 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/23/13	Eunice Christopherson, a Single Person	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 249 Doc. ID: 2258793 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	12/17/13	Indian Creek Nature Center	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 320 Doc. ID: 2258818 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/13/13	Kenneth Squires and Joyce Squires, Husband and Wife	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 255 Doc. ID: 2258795 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	01/06/14	The Bernice L. Haehlen Revocable Trust dated July 23, 2005	ITC Midwest LLC	04/01/14	Book: 8932 Pages: 245 Doc. ID: 2258791 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/30/13	Albert H. Jordan and Amy S. Jordan, Husband and Wife	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 510 Doc. ID: 2262077 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/03/13	John E. Luke and Marie Luke, Husband and Wife	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 507 Doc. ID: 2262076 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/30/13	Kevin P. Wright and Debra M. Wright, Husband and Wife	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 499 Doc. ID: 2262073 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	11/20/13	Mary Rose Elliott and Trudy Waybill, as Trustees under the provisions of a Revocable Trust Agreement dated October 5th, 2004, and known as the “Anna Mary Jones Trust Dated October 5th, 2004”	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 504 Doc. ID: 2262075 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	03/31/14	Ronald B. Hurt, a Single Person	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 502 Doc. ID: 2262074 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/08/13	Scott L. Immerfall and Sally J. Immerfall, Husband and Wife	ITC Midwest LLC	04/24/14	Book: 8946 Pages: 513 Doc. ID: 2262078 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	09/04/13	David A. Judd, a Single Person	ITC Midwest LLC	05/12/14	Book: 8960 Pages: 18 Doc. ID: 2264828 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	04/15/14	Raining Rose Properties, LLC	ITC Midwest LLC	05/12/14	Book: 8960 Pages: 15 Doc. ID: 2264827 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	03/27/14	Frank P. Takes and Mary Lu Takes, Husband and Wife; Gerald Rule and Margene Rule, Husband and Wife; and 35th Street Drive Townhomes, L.L.C., an Iowa limited liability company	ITC Midwest LLC	05/14/14	Book: 8961 Pages: 303 Doc. ID: 2265205 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	05/19/14	John W. Dillon and Edward J. Dillon, subject to a Life Estate in Mary R. Dillon	ITC Midwest LLC	06/12/14	Book: 8984 Pages: 171 Doc. ID: 2269912 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	05/12/14	Sharon R. Taylor and Richard L. Taylor, Wife and Husband	ITC Midwest LLC	06/12/14	Book: 8984 Pages: 176 Doc. ID: 2269913 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	05/02/14	E.G.K., Inc. f/k/a Impact Sales, Inc., Contract Seller; Laura B. Green, a Single Person, Contract Buyer	ITC Midwest LLC	06/16/14	Book: 8988 Pages: 518 Doc. ID: 2270682 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	01/28/14	New Private Restaurant Properties, LLC	ITC Midwest LLC	06/16/14	Book: 8988 Pages: 522 Doc. ID: 2270683 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	05/20/14	John W. Dillon and Jill A. Dillon, Husband and Wife, and Edward J. Dillon and Jan E. Dillon, Husband and Wife, subject to a Life Estate in Mary R. Dillon	ITC Midwest LLC	06/19/14	Book: 8991 Pages: 323 Doc. ID: 22712147 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	05/28/14

Helen E. Tielebein, a Single Person; Mary Helen Carroll, a Single Person; Thomas Hoffman and Phyllis Hoffman, Husband and Wife; Steven F. Kensicki, a Single Person; George R. Coontz and Georgianna I. Coontz, Husband and Wife; and Wayne A. Jackson and Janet M. Jackson Revocable Trust dated February 23, 2007

				ITC Midwest LLC	07/22/14	Book: 9017 Pages: 496 Doc. ID: 2276587 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	08/08/14

Kenneth Akers and Amy Akers, Husband and Wife; Gary F. Dvorak, a Single Person; Betty J. Fleming, a Single Person; Jerry L. Smith, a Single Person; Elizabeth Darlene Fandel, a Single Person; Marlys A. Hazen, a Single Person; Mary L. Herb, a Single Person; and Lillian I. Mahoney, a Single Person

				ITC Midwest LLC	07/22/14	Book: 9017 Pages: 486 Doc. ID: 2276586 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	06/10/14	FDG C41 IA Marion LLC, a Delaware limited liability company	ITC Midwest LLC	07/24/14	Book: 9019 Pages: 500 Doc. ID: 2276946 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	06/10/14	FDG C41 IA Marion LLC, a Delaware limited liability company	ITC Midwest LLC	07/25/14	Book: 9019 Pages: 503 Doc. ID: 2276947 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	07/16/14	Maurice A. Garnant as Trustee of the Maurice A. Garnant Revocable Trust dated April 24, 2008, and Rachel E. Garnant as Trustee of the Rachel E. Garnant Trust dated April 24, 2008	ITC Midwest LLC	07/30/14	Book: 9024 Pages: 82 Doc. ID: 2277877 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	06/18/14	T & M Properties, LLP	ITC Midwest LLC	07/30/14	Book: 9024 Pages: 86 Doc. ID: 2277878 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	06/19/14	LaVon J. Marek, a Single Person, as Contract Seller; and Kenneth Ditch and Rebecca Ditch, Husband and Wife, as Contract Buyer	ITC Midwest LLC	08/01/14	Book: 9027 Pages: 552 Doc. ID: 2278504 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	06/23/14	Linn County, Iowa	ITC Midwest LLC	08/05/14	Book: 9029 Pages: 280 Doc. ID: 2278824 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	06/23/14	Linn County, Iowa	ITC Midwest LLC	08/05/14	Book: 9029 Pages: 283 Doc. ID: 2278825 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	06/05/14	The City of Marion, Iowa	ITC Midwest LLC	08/11/14	Book: 9033 Pages: 621 Doc. ID: 2279670 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	08/11/14	Imperial Apartments, Inc.	ITC Midwest LLC	08/15/14	Book: 9038 Pages: 147 Doc. ID: 2280554 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	08/08/14

Charles A. Stodola, as Trustee of the Charles A. Stodola Revocable Trust dated the 13th day of May, 2013; and Joanne A. Stodola, as Trustee of the Joanne A. Stodola Revocable Trust dated the 13th day of May, 2013

				ITC Midwest LLC	08/19/14	Book: 9040 Pages: 529 Doc. ID: 2281069 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	08/08/14	Lee C. Lewis and Marcia D. Lewis, Trustees of the Lewis Family Revocable Trust U/D/O February 20, 2013	ITC Midwest LLC	08/19/14	Book: 9040 Pages: 526 Doc. ID: 2281068 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/23/14	Hy-Vee, Inc., an Iowa corporation, f/k/a Hy-Vee Food Stores, Inc.	ITC Midwest LLC	09/11/14	Book: 9058 Pages: 183 Doc. ID: 2284607 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	09/24/14

Douglas D. Wolfe, Trustee of the Trust U/W of Maurice J. Schmedding; Shirley A. Brunson, Trustee U/D/T dated August 25, 1985 f/b/o Earl C. Brunson and Shirley A. Brunson, et al; and St. John the Baptist Church

				ITC Midwest LLC	10/08/14	Book: 9081 Pages: 526 Doc. ID: 2289462 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	10/22/14	Jeanette E. Kepler as Trustee of the Paul P. Kepler Revocable Trust, dated July 24, 1996	ITC Midwest LLC	11/06/14	Book: 9103 Pages: 516 Doc. ID: 2293889 Office of the Linn County Recorder
Linn	ELECTRIC LINE EASEMENT	10/23/14	The City of Marion, Iowa	ITC Midwest LLC	12/04/14	Book: 9122 Pages: 563 Doc. ID: 2297935 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/04/14	John L. Hromidko and Amy K. Hromidko, Husband and Wife	ITC Midwest LLC	12/23/14	Book: 9137 Pages: 267 Doc. ID: 2300889 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/04/14	John L. Hromidko and Amy K. Hromidko, Husband and Wife	ITC Midwest LLC	12/23/14	Book: 9137 Pages: 270 Doc. ID: 2300890 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	OVERHANG EASEMENT	12/31/14	Dale C. Klein and Uva M. Klein, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 174 Doc. ID: 2302831 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/04/14	Donald Coonrod and Shirley Coonrod, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 168 Doc. ID: 2302829 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/04/14	Donald Coonrod and Shirley Coonrod, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 171 Doc. ID: 2302830 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/04/14	Earl R. Ward and Shirley J. Ward, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 183 Doc. ID: 2302834 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/02/14	Gregory A. Coberly and Diane M. Coberly, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 188 Doc. ID: 2302836 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/18/14	Larry E. Garetson and Deana J. Garetson, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 177 Doc. ID: 2302832 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/18/14	Larry E. Garetson and Deana J. Garetson, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 180 Doc. ID: 2302833 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/23/14	Newell F. Sutton and Kathryn M. Sutton, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 186 Doc. ID: 2302835 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/09/14	Vernon L. Sanders and Paulina J. Sanders, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 190 Doc. ID: 2302837 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/09/14	Vernon L. Sanders and Paulina J. Sanders, Husband and Wife	ITC Midwest LLC	01/07/15	Book: 9148 Pages: 193 Doc. ID: 2302838 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	12/15/14	John V. Kraus and Julie A. Kraus, Husband and Wife	ITC Midwest LLC	01/08/15	Book: 9148 Pages: 680 Doc. ID: 2303001 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	12/15/14	John V. Kraus and Julie A. Kraus, Husband and Wife	ITC Midwest LLC	01/08/15	Book: 9148 Pages: 682 Doc. ID: 2303002 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	ELECTRIC LINE EASEMENT	12/19/14	Rick D. Stickle, a Married Individual, and Hawkeye Land Co. of Illinois, an Illinois corporation	ITC Midwest LLC	01/14/15	Book: 9152 Pages: 105 Doc. ID: 2303725 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	01/15/15	Denison Farms, LTD.	ITC Midwest LLC	01/16/15	Book: 9154 Pages: 327 Doc. ID: 2304189 Office of the Linn County Recorder
Linn	GUY AND ANCHOR EASEMENT	01/15/15	Denison Farms, LTD.	ITC Midwest LLC	01/16/15	Book: 9154 Pages: 330 Doc. ID: 2304190 Office of the Linn County Recorder
Linn	OVERHANG EASEMENT	01/15/15	Denison Farms, LTD.	ITC Midwest LLC	01/16/15	Book: 9154 Pages: 333 Doc. ID: 2304191 Office of the Linn County Recorder
Linn	Overhang Easement	5/2/2013	Henle, Donald D. and Shirley A.	ITC Midwest LLC	3/17/2013	Book: 8676 Page: 386-387 Office of the Linn County Recorder
Linn	Overhang Easement	06-13-2013	Buresh, Benjamin W. & Ranae L.	ITC Midwest LLC	6/28/2013	Book: 8722 Page: 136-137 Office of the Linn County Recorder
Linn	Overhang Easement With Anchor And Guy Rights	06-13-2013	Buresh, Wesley L. Jr & Marjorie F.	ITC Midwest LLC	6/28/2013	Book: 8722 Page: 138-139 Office of the Linn County Recorder
Linn	Overhang Easement	06-13-2013	Garnant, Rachel E. & Maurice A.	ITC Midwest LLC	6/28/2013	Book: 8722 Page: 130-131 Office of the Linn County Recorder
Linn	Overhang Easement	06-19-2013	Hahesy, John M. & Lynda L. Rev. Trust	ITC Midwest LLC	7/15/2013	Book: 8736 Page: 423-424 Office of the Linn County Recorder
Linn	Overhang Easement	06-19-2013	Mackey, Richard L. & Sons	ITC Midwest LLC	7/15/2013	Book: 2736 Page: 427-430 Office of the Linn County Recorder
Linn	Overhang Easement With Anchor And Guy Rights	7/31/2013	Manternach, Kevin D. & Nicole J.	ITC Midwest LLC	8/19/2013	Book: 8773 Page: 29-30 Office of the Linn County Recorder
Linn	Overhang	8/20/2013	G.F. Miller Farms	ITC Midwest LLC	9/9/2013	Book: 8790 Page: 561-562 Office of the Linn County Recorder
Linn	Overhang Easement	6/17/2013	Nederhiser Family Farms LLC	ITC Midwest LLC	7/15/2013	Book: 8736 Page: 421-422 Office of the Linn County Recorder
Linn	Overhang Easement	6/13/2013	Norman, Leamon A. & Janine K.	ITC Midwest LLC	6/26/2013	Book: 8722 Page: 132-133 Office of the Linn County Recorder
Linn	Overhang Easement	6/12/2013	Reist, Jeff & Diane	ITC Midwest LLC	6/28/2013	Book: 8722 Page: 134-135 Office of the Linn County Recorder
Linn	Overhang Easement	7/9/2013	Showalter, Leslie F. & Rebecca J.	ITC Midwest LLC	7/23/2013	Book: 8745 Page: 343-344 Office of the Linn County Recorder
Linn	Overhang Easement	6/26/2013	Skalsky, Elizabeth I.	ITC Midwest LLC	7/15/2013	Book: 8736 Page: 431-432 Office of the Linn County Recorder
Linn	Overhang Easement	7/8/2013	Thuerauf, Robert J. & Karen A.	ITC Midwest LLC	7/23/2013	Book: 8745 Page: 341-342 Office of the Linn County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Linn	Guy And Anchor Easement	8/19/2013	Touchberry Farms North LLC	ITC Midwest LLC	9/9/2013	Book: 8790 Page: 563-567 Office of the Linn County Recorder
Linn	Overhang Easement	7/20/2013	Touchberry Farms North LLC	ITC Midwest LLC	8/2/2013	Book: 8757 Page: 70-73 Office of the Linn County Recorder
Linn	Overhang Easement	7/8/2013	Zahradnik, Viola R. Trust & Zahradnik, Ronald	ITC Midwest LLC	7/23/2013	Book: 8745 Page: 345-347 Office of the Linn County Recorder
Linn	Tree Trimming Easement	7/31/2013	Minnick, James	ITC Midwest LLC	8/2/2013	Book: 8757 Page: 68-69 Office Of the Linn County Recorder
Linn	Vegetation Management Easement	2/4/2014	Hankins, Dean A & Dannette L	ITC Midwest LLC	4/21/2014	Book: 8944 Page: 93-94 Office of the Linn County Recorder
Linn	Partial Easement Assignment	2/4/2014	Interstate Power and Light Company	ITC Midwest LLC	2/26/2014	Book: 8911 Page: 181 Office of the Linn County Recorder
Linn	Electric Line Easement	12/19/2014	Rick Stickle/Hawkeye Land Co. of Illinois	ITC Midwest LLC	1/14/2015	Book: 9152 Page: 105 Office of the Linn County Recorder
Linn	Electric Line Easement	3/28/2014	JWB B39, LLC	ITC Midwest LLC	3/31/2014	Book: 8930 Page:476 Office of Linn County Recorder
Linn	Electric Line Easement	2/3/2014	Interstate Power and Light Company	ITC Midwest LLC	2/5/2014	Book: 8901 Page:493 Office of Linn County Recorder
Linn	Electric Line Easement	12/9/2013	Mount Mercy University	ITC Midwest LLC	12/13/2014	Book: 8867 Page:675 Office of Linn County Recorder
Linn	Electric Line Easement	6/26/2014	Mount Mercy University	ITC Midwest LLC	7/8/2014	Book: 9007 Page: 148 Office of the Linn County Recorder
Linn	Electric Line Easement	1/28/2014	Interstate Power and Light Company	ITC Midwest LLC	3/31/2014	Book: 8930 Page: 587 Office of the Linn County Recorder
Linn	Electric Line Easement	12/2/2014	Interstate Power and Light Company	ITC Midwest LLC		Doc# 021524830006 Book: 9148 Page: 490-495 Office of the Linn County Recorder
Linn	Electric Line Easement	4/10/2014	Lincolnview Square, LLC	ITC Midwest LLC	8/13/2014	Book: 9035 Page: 577 Office of the Linn County Recorder
Linn	Electric Line Easement	4/10/2014	Lincolnview Square Owners Association, Inc.	ITC Midwest LLC	8/13/2014	Book: 9035 Page: 580 Office of the Linn County Recorder
Linn	Electric Line Easement	6/25/2014	Ralcorp Holdings, Inc.	ITC Midwest LLC	8/13/2014	Book: 9035 Page: 583 Office of the Linn County Recorder
Linn	Overhang Easement	4/25/2014	City of Cedar Rapids	ITC Midwest LLC	5/21/2014	Book: 8967 Page: 494 Office of the Linn County Recorder
Linn	Electric Line Easement	4/25/2014	City of Cedar Rapids	ITC Midwest LLC	5/21/2014	Book: 8967 Page: 504 Office of the Linn County Recorder
Linn	Electric Line Easement	2/27/2014	Mount Mercy University	ITC Midwest LLC	3/25/2014	Book: 8927 Page: 292 Office of Linn County Recorder
Louisa	ELECTRIC LINE EASEMENT	08/29/14	The David R. Orr Family Trust dated June 16, 1995	ITC Midwest LLC	09/11/14	Number: E-140419 Office of the Louisa County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Lucas	VEGETATION MANGEMENT EASEMENT	03/26/14	Donald L. Anderson and Joyce K. Anderson, Husband and Wife	ITC Midwest LLC	05/07/14	Book: B2014 Page: 956 Instr. Number: E140129 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	03/13/14	Eric James Curran, a Single Person	ITC Midwest LLC	05/07/14	Book: B2014 Page: 942 Number: E140123 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/29/14	James E. Wolfe, a Single Person	ITC Midwest LLC	05/07/14	Book: B2014 Page: 949 Number: E140126 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	03/13/14	Larry D. Villines and Deborah L. Villines, Husband and Wife	ITC Midwest LLC	05/07/14	Book: B2014 Page: 931 Number: E140120 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	04/04/14	Michael McRoberts and Susan J. McRoberts, Husband and Wife	ITC Midwest LLC	05/07/14	Book: B2014 Page: 927 Number: E140119 Office of the Lucas County Recorder
Lucas	VEGETATION MANGEMENT EASEMENT	04/01/14	Milford E. Slack, a Single Person	ITC Midwest LLC	05/07/14	Book: B2014 Page: 959 Number: E140130 Office of the Lucas County Recorder
Lucas	VEGETATION MANGEMENT EASEMENT	04/19/14	Paul M. Franzkowiak and Carolee M. Franzkowiak, Husband and Wife	ITC Midwest LLC	05/07/14	Book: B2014 Page: 951 Number: E140127 Office of the Lucas County Recorder
Lucas	VEGETATION MANGEMENT EASEMENT	03/26/14	Ricky R. Braaksma, a Single Person	ITC Midwest LLC	05/07/14	Book: B2014 Page: 954 Number: E140128 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	04/17/14	Robin Montgomery Kennedy, a Single Person	ITC Midwest LLC	05/07/14	Book: B2014 Page: 923 Number: E140118 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	03/27/14	Sacred Heart Catholic Cemetery	ITC Midwest LLC	05/07/14	Book: C2014 Page: 22 Number: E140131 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/29/14	Sherrill Ann Garton and George Gilbert Garton, Wife and Husband, as Contract Sellers; and Christopher J. Rosa and Ashlynn M. Rosa, Husband and Wife, as Contract Buyers	ITC Midwest LLC	05/07/14	Book: B2014 Page: 935 Number: E140121 Office of the Lucas County Recorder
Lucas	OVERHANG EASEMENT	04/28/14	Stream Land Co., L.L.C.	ITC Midwest LLC	05/07/14	Book: B2014 Page: 947 Number: E140125 Office of the Lucas County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Lucas	GUY AND ANCHOR EASEMENT	04/28/14	Stream Land Co., L.L.C.	ITC Midwest LLC	05/07/14	Book: B2014 Page: 944 Number: E140124 Office of the Lucas County Recorder
Lucas	OVERHANG EASEMENT	04/15/14	Carl M. DeJong, a Single Person	ITC Midwest LLC	05/08/14	Book: C2014 Page: 60 Number: E140146 Office of the Lucas County Recorder
Lucas	OVERHANG EASEMENT	04/14/14	Christopher K. Shriver, a Single Person; and Joy E. Drake, a Single Person	ITC Midwest LLC	05/08/14	Book: C2014 Page: 58 Number: E140145 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	03/25/14	Dewey F. Loney and Sharon Loney, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 50 Number: E140142 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/29/14	Donald Lee Banks and Connie Kay Banks, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 48 Number: E140141 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/04/14	Douglas F. Prather and Marcia L. Prather, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 72 Number: E140150 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/17/14	Edward L. Hull and Evelyn M. Hull, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 56 Number: E140144 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/17/14	Edward L. Hull and Evelyn M. Hull, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 62 Number: E140147 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	03/13/14	Eric James Curran, a Single Person	ITC Midwest LLC	05/08/14	Book: C2014 Page: 36 Number: E140136 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	03/13/14	Eric James Curran, a Single Person	ITC Midwest LLC	05/08/14	Book: C2014 Page: 38 Number: E140137 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/08/14

Eric James Curran, a Single Person; as beneficiary under decedent’s will in the Matter of the Estate of Eugene E. Curran, Deceased; and James K. Curran as Executor in the Matter of the Estate of Eugene E. Curran, Deceased

				ITC Midwest LLC	05/08/14	Book: C2014 Page: 65 Number: E140148 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/08/14	James K. Curran and Christine Curran, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 42 Number: E140138 Office of the Lucas County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Lucas	ELECTRIC LINE EASEMENT	04/08/14	Jeremy Scott Hermann and Nicole Elizabeth Hermann, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 74 Number: E140151 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	03/12/14	Johnathan Lynn Etter, a Single Person	ITC Midwest LLC	05/08/14	Book: C2014 Page: 28 Number: E140133 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/04/14	Michael G. Steinbach and Kathy Kay Steinbach, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 44 Number: E140139 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/21/14	Michael Leo Gansemer and Kim Marie Gansemer, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 69 Number: E140149 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/28/14	Stream Land Co., L.L.C.	ITC Midwest LLC	05/08/14	Book: C2014 Page: 31 Number: E140134 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/02/14	Tracy A. Sturgeon as Trustee of the Steven M. Sturgeon Living Trust dated June 16, 1998	ITC Midwest LLC	05/08/14	Book: C2014 Page: 34 Number: E140135 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/02/14	William H. Sanders and Marsha Sanders, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 53 Number: E140143 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/04/14	William Lee Thorne and Drusilla Thorne, Husband and Wife	ITC Midwest LLC	05/08/14	Book: C2014 Page: 46 Number: E140140 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	05/06/14	Gary L. Hoeger and Gloria J. Hoeger, Husband and Wife	ITC Midwest LLC	05/13/14	Book: C2014 Page: 134 Number: E140158 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	05/08/14	Gene R. Wright and Paula J. Wright, Husband and Wife	ITC Midwest LLC	05/13/14	Book: C2014 Page: 125 Number: E140155 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/15/14	Mabel Marlene Rosa, a Single Person; and John T. Rosa and Susan Rosa, Husband and Wife	ITC Midwest LLC	05/13/14	Book: C2014 Page: 127 Number: E140156 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	05/06/14	Ronald G. Boyd as Trustee of the Ronald G. Boyd Revocable Trust; and Victoria L. Boyd as Trustee of the Victoria L. Boyd Revocable Trust	ITC Midwest LLC	05/13/14	Book: C2014 Page: 131 Number: E140157 Office of the Lucas County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Lucas	GUY AND ANCHOR EASEMENT	05/02/14	Karl W. Stone and Lori J. Stone f/k/a Lori J. Delpierre, Husband and Wife	ITC Midwest LLC	06/12/14	Book: C2014 Page: 709 Number: E140201 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	04/04/14	Karl W. Stone and Lori J. Stone f/k/a Lori J. Delpierre, Husband and Wife	ITC Midwest LLC	06/12/14	Book: C2014 Page: 712 Number: E140202 Office of the Lucas County Recorder
Lucas	ELECTRIC LINE EASEMENT	04/04/14	Karl W. Stone and Lori J. Stone f/k/a Lori J. Delpierre, Husband and Wife	ITC Midwest LLC	06/12/14	Book: C2014 Page: 715 Number: E140203 Office of the Lucas County Recorder
Lucas	GUY AND ANCHOR EASEMENT	05/30/14	Lucas County Health Center	ITC Midwest LLC	06/12/14	Book: C2014 Page: 702 Number: E140198 Office of the Lucas County Recorder
Lucas	OVERHANG EASEMENT	05/08/14	Richard L. Ambelang and Jenice R. Ambelang, Husband and Wife	ITC Midwest LLC	06/12/14	Book: C2014 Page: 704 Number: E140199 Office of the Lucas County Recorder
Lucas	VEGETATION MANAGEMENT EASEMENT	05/08/14	Richard L. Ambelang and Jenice R. Ambelang, Husband and Wife	ITC Midwest LLC	06/12/14	Book: C2014 Page: 706 Number: E140200 Office of the Lucas County Recorder
LUCAS	Guy And Anchor Easement	8/21/2014	Swanson, Jeffrey H.	ITC Midwest LLC	11/3/2014	Book: F2014 Page: 60-61 Office of the Lucas County Recorder
LUCAS	Electric Line Easement	10/3/2014	Coleman, Ron E & Cynthia S	ITC Midwest LLC	11/3/2014	Book: F2014 Page: 62-65 Office of the Lucas County Recorder
LUCAS	Electric Line Easement	8/27/2014	Miller, Michael R - Runyon, Richard L	ITC Midwest LLC	9/9/2014	Book: E2014 Page: 196-198 Office of the Lucas County Recorder
LUCAS	Electric Line Easement	10/17/2014	Astoria Industries of Iowa Inc - LL&E, LLC	ITC Midwest LLC	12/9/2014	Book: F2014 Page: 655-657 Office of the Lucas County Recorder
LUCAS	Electric Line Easement	11/5/2014	Nielsen, Norlin & Juanita	ITC Midwest LLC	12/9/2014	Book: F2014 Page: 652-654 Office of the Lucas County Recorder
LUCAS	Guy And Anchor Easement	8/21/2014	Karnafel, Larisa & Victor	ITC Midwest LLC	11/3/2014	Book: F2014 Page: 58-59 Office of the Lucas County Recorder
LUCAS	Anchor;Vegetation	10/1/2014	Lucas County Conservation Board	ITC Midwest LLC	12/19/2014	Book: F2014 Page: 648-649 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	10/1/2014	Lucas County Conservation Board	ITC Midwest LLC	12/19/2014	Book: F2014 Page: 650-651 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	1/7/2015	McKnight, Peggy Lyn & Jody Lyn	ITC Midwest LLC	1/21/2015	Book: A2015 Page: 304-306 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	8/27/2014	Shell, Michael E	ITC Midwest LLC	9/9/2014	Book: E2014 Page: 201-202 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	6/30/2014	Strait, Irene J	ITC Midwest LLC	7/30/2014	Book: D2014 Page: 494-495 Office of the Lucas County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
LUCAS	Vegetation Management Easement	8/22/2014	Litvin, Maksim G. & Olga P.	ITC Midwest LLC	9/9/2014	Book: E2014 Page: 199-200 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	6/30/2014	Allen, Steven D & Melody L	ITC Midwest LLC	7/30/2014	Book: 02014 Page: 496-497 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	6/20/2014	Gingerich, Daniel J. & Marie	ITC Midwest LLC	7/30/2014	Book: 02014 Page: 492-493 Office of the Lucas County Recoder
LUCAS	Vegetation Management Easement	7/31/2014	Shelton, L Todd & Laura J	ITC Midwest LLC	9/9/2014 / 07-30-2014	Book: E2014 Page: 194-195 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	8/27/2014	Lagoda, Leonty & Yekaterina	ITC Midwest LLC	9/9/2014	Book: E2014 Page: 203-204 Office of the Lucas County Recorder
LUCAS	Vegetation Management Easement	9/3/2014	Nisley, Nelson E & Mary E	ITC Midwest LLC	11/3/2014	Book: F2014 Page: 56-57 Office of the Wayne County Recorder
Marshall	ELECTRIC LINE EASEMENT	03/07/13	David Alexander and Denis Alexander, Husband and Wife	ITC Midwest LLC	03/18/13	File: 2013-00001530 Doc. ID: 003144710002 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	02/17/13	Shirley Southard and Richard Southard, Wife and Husband	ITC Midwest LLC	03/19/13	File: 2013-00001568 Doc. ID: 003145320002 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	03/13/13	Kyle Oetker and Danielle Oetker, Husband and Wife	ITC Midwest LLC	04/01/13	File: 2013-00001845 Doc. ID: 003148460003 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	03/18/13	Ruth E. Needham, Single	ITC Midwest LLC	04/01/13	File: 2013-00001844 Doc. ID: 003148450003 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	02/07/13	Donald B. Jansen and Hazel A. Jansen, Husband and Wife	ITC Midwest LLC	04/12/13	File: 2013-00002145 Doc. ID: 003152110004 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	02/21/13	Eunice White Gilgen, Single	ITC Midwest LLC	04/12/13	File: 2013-00002142 Doc. ID: 003142080004 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	03/04/13	Frederick L. Schuster, as Trustee of the Frederick L. Schuster Revocable Trust dated November 1, 2001	ITC Midwest LLC	04/12/13	File: 2013-00002143 Doc. ID: 003142090004 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	03/28/13	John L. White, Single	ITC Midwest LLC	04/12/13	File: 2013-00002141 Doc. ID: 003152070004 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	04/02/13	Robert L. Blink and Gail Forest Blink, Husband and Wife	ITC Midwest LLC	04/12/13	File: 2013-00002140 Doc. ID: 003152060006 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	ELECTRIC LINE EASEMENT	03/25/13	Thomas R. Dunham and Tina J. Dunham, Husband and Wife	ITC Midwest LLC	04/12/13	File: 2013-00002139 Doc. ID: 003152050005 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	03/04/13	Vernon White Revocable Trust u/t/a dated November 15, 2005	ITC Midwest LLC	04/12/13	File: 2013-00002144 Doc. ID: 003152100006 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	04/04/13	Lester A. Stalzer and Arlene M. Stalzer, Husband and Wife (Contract Seller); and Craig L. Stalzer and Katherine M. Hedrick, Husband and Wife (Contract Buyer)	ITC Midwest LLC	04/17/13	File: 2013-00002243 Doc. ID: 003143210003 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	04/09/13	Lynn B. Hickman and Rick L. Hickman, Wife and Husband	ITC Midwest LLC	04/22/13	File: 2013-00002330 Doc. ID: 003154170003 Office of the Marshall County Recorder
Marshall	GUY AND ANCHOR EASEMENT	05/31/13	Ficken Farms, Inc.	ITC Midwest LLC	06/18/13	File: 2013-00003614 Doc. ID: 003168870002 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	11/21/13	Kyle Oetker and Danielle Oetker, Husband and Wife	ITC Midwest LLC	12/19/13	Doc. Number: 201300007701 Doc. ID: 329744 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	04/07/14	M. Gervich & Sons, Inc.	ITC Midwest LLC	04/17/14	Doc. Number: 201400001713 Doc. ID: 338773 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	04/07/14	M. Gervich & Sons, Inc.	ITC Midwest LLC	04/17/14	Doc. Number: 201400001714 Doc. ID: 338774 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	04/10/14	Thomas L. Harris, a Single Person	ITC Midwest LLC	05/05/14	Doc. Number: 201400002049 Doc. ID: 339170 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	06/04/14	Terry A. Ray and Betsy M. Ray, Husband and Wife	ITC Midwest LLC	06/16/14	Doc. Number: 201400002812 Doc. ID: 340045 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	06/09/14	William B. Etter and Connie J. Etter, Husband and Wife	ITC Midwest LLC	06/18/14	Doc. Number: 201400002857 Doc. ID: 340094 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	06/24/14	American Legion (Frank Lewis Glick Post 46 & ALPC, TR)	ITC Midwest LLC	07/17/14	Doc. Number: 201400003422 Doc. ID: 340742 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	OVERHANG EASEMENT	06/12/14	Bradley H. Pekarik, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 201400003424 Doc. ID: 340744 Office of the Marshall County Recorder
Marshall	GUY AND ANCHOR EASEMENT	06/16/14	K&M Manufacturing Corp.	ITC Midwest LLC	07/17/14	Doc. Number: 201400003421 Doc. ID: 340741 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	06/11/14	Richard Naughton and Michelle Naughton, Husband and Wife	ITC Midwest LLC	07/17/14	Doc. Number: 201400003423 Doc. ID: 340743 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	06/04/13	Rodrigo Gomez and Maria M. Gomez, Husband and Wife	ITC Midwest LLC	07/17/14	Doc. Number: 201400003409 Doc. ID: 340728 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	07/01/14	Rufus H. Kruse, a Single Person	ITC Midwest LLC	07/17/14	Doc. Number: 201400003420 Doc. ID: 340740 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	07/09/14	Morton Buildings, Inc.	ITC Midwest LLC	07/18/14	Doc. Number: 201400003446 Doc. ID: 340767 Office of the Marshall County Recorder
Marshall	OVERHANG EASEMENT	07/14/14	City of Marshalltown, Iowa	ITC Midwest LLC	07/23/14	Doc. Number: 201400003548 Doc. ID: 340896 Office of the Marshall County Recorder
Marshall	GUY AND ANCHOR EASEMENT	07/14/14	City of Marshalltown, Iowa	ITC Midwest LLC	07/23/14	Doc. Number: 201400003549 Doc. ID: 340897 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	08/07/14	F & H Properties Corporation	ITC Midwest LLC	08/27/14	Doc. Number: 201400004276 Doc. ID: 341700 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	08/15/14	Matt Smith Farms, Inc.	ITC Midwest LLC	10/06/14	Doc. Number: 201400005057 Doc. ID: 777186 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/12/14	Frances Howard, a Single Person	ITC Midwest LLC	10/07/14	Doc. Number: 201400005091 Doc. ID: 778608 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/17/14	Hardin County, Iowa	ITC Midwest LLC	10/08/14	Doc. Number: 201400005096 Doc. ID: 778767 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	ELECTRIC LINE EASEMENT	10/02/14	Kathryn L. Walker, a Single Person	ITC Midwest LLC	10/08/14	Doc. Number: 201400005099 Doc. ID: 778771 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/02/14	Kathryn L. Walker, a Single Person	ITC Midwest LLC	10/08/14	Doc. Number: 201400005100 Doc. ID: 778772 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/02/14	Keith D. Langbehn, a Single Person	ITC Midwest LLC	10/08/14	Doc. Number: 201400005097 Doc. ID: 778768 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/06/14	Paul Waters, a Single Person	ITC Midwest LLC	10/08/14	Doc. Number: 201400005101 Doc. ID: 778773 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/01/14	Stephen G. Reis and LaRue K. Reis, Husband and Wife	ITC Midwest LLC	10/08/14	Doc. Number: 201400005095 Doc. ID: 778766 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/11/14	Billy Ray Degner and Helen S. Degner, Husband and Wife; and Thomas W. Degner and Cynthia Degner, Husband and Wife	ITC Midwest LLC	10/22/14	Doc. Number: 201400005383 Doc. ID: 786444 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/14/14	Farmers Savings Bank	ITC Midwest LLC	10/22/14	Doc. Number: 201400005382 Doc. ID: 786443 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/09/14	Jonathan Guy Judge and Cari Lynn Judge, Husband and Wife	ITC Midwest LLC	10/22/14	Doc. Number: 201400005381 Doc. ID: 786441 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/03/14	Larry R. Somers, as Executor of the Estate of Edith May Leonard; Larry R. Somers and Sharon V. Somers, Husband and Wife; and Betty Somers Butler, a Single Person	ITC Midwest LLC	10/22/14	Doc. Number: 201400005384 Doc. ID: 786445 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	08/28/14	Lillian L. Somers, a Single Person	ITC Midwest LLC	10/22/14	Doc. Number: 201400005385 Doc. ID: 786447 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/14/14	Ronald W. Hulin, a Single Person	ITC Midwest LLC	10/22/14	Doc. Number: 201400005386 Doc. ID: 786448 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/04/14	Julie Schubert, a Single Person, and Dean Ferrin and Molly Ferrin, Husband and Wife as Contract Sellers; and Mark R. Groth and Shawnda L. Groth, Husband and Wife, as Contract Buyers	ITC Midwest LLC	10/31/14	Doc. Number: 201400005553 Doc. ID: 791768 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	ELECTRIC LINE EASEMENT	09/04/14	Kathryn L. Walker, a Single Person	ITC Midwest LLC	10/31/14	Doc. Number: 201400005556 Doc. ID: 791818 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/01/14	Bruce Appelgate, a Single Person; Gayle Batty, a Single Person; Vivian LeVier, a Single Person; and Merlyn Appelgate and Connie Appelgate, Husband and Wife	ITC Midwest LLC	11/04/14	Doc. Number: 201400005589 Doc. ID: 792768 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/04/14	Kathryn L. Wilson Beane and Dennis Rae Beane, Wife and Husband	ITC Midwest LLC	11/04/14	Doc. Number: 201400005591 Doc. ID: 793041 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/23/14	Lawrence D. Collins and Janice L. Collins, Husband and Wife	ITC Midwest LLC	11/04/14	Doc. Number: 201400005595 Doc. ID: 793047 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/05/14	LeAnn Wolter-Kelly and Shawn M. Kelly, Wife and Husband; Gregory DeSaulniers and Lorraine F. DeSaulniers, Husband and Wife; and John W. Grimes and Judith Grimes, Husband and Wife	ITC Midwest LLC	11/04/14	Doc. Number: 201400005590 Doc. ID: 792769 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/03/14	LeDor, Inc.	ITC Midwest LLC	11/04/14	Doc. Number: 201400005599 Doc. ID: 793435 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/08/14	Mark R. Groth and Shawnda L. Groth, Husband and Wife	ITC Midwest LLC	11/04/14	Doc. Number: 201400005598 Doc. ID: 793433 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/09/14	Mark R. Lynch and Darbie M. Lynch, Husband and Wife	ITC Midwest LLC	11/04/14	Doc. Number: 201400005596 Doc. ID: 793048 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/08/14	Shirley A. Svendsen, a Single Person	ITC Midwest LLC	11/04/14	Doc. Number: 201400005600 Doc. ID: 793437 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/02/14	Triple H Farms Corp.	ITC Midwest LLC	11/04/14	Doc. Number: 201400005594 Doc. ID: 793046 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	09/02/14	W & M Farms, Inc.	ITC Midwest LLC	11/04/14	Doc. Number: 201400005593 Doc. ID: 793044 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	10/09/14	Cougar Valley Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	11/05/14	Doc. Number: 201400005628 Doc. ID: 794538 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	ELECTRIC LINE EASEMENT	10/02/14	Keith D. Langbehn, a Single Person	ITC Midwest LLC	11/20/14	Doc. Number: 201400005849 Doc. ID: 802191 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	08/27/14	Mid-Iowa Cooperative	ITC Midwest LLC	11/21/14	Doc. Number: 201400005851 Doc. ID: 802190 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	11/18/14	Rasmussen Ranches, Ltd.	ITC Midwest LLC	01/08/15	Doc. Number: 201500000094 Doc. ID: 826448 Office of the Marshall County Recorder
Marshall	ELECTRIC LINE EASEMENT	01/12/15	Barnes Farms, Inc.	ITC Midwest LLC	01/16/15	Doc. Number: 201500000196 Doc. ID: 830686 Office of the Marshall County Recorder
MARSHALL	TRANSMISSION LINE RE-BUILD/OVERHANG	5/10/2013	Gary Ballard	ITC Mid West LLC	5/23/2013	Doc #: 003163030002 File: 2013-00003112 Office of the Marshall County Recorder
MARSHALL	Overhang Easement	3/11/2013	Greg Desaulniers, John Grimes and Lean Wolter	ITC Mid West LLC	4/24/2013	Doc #: 003154980004 File: 2013-00002402 Office of the Marshall County Recorder
MARSHALL	Electric Line Easement	11/26/2013	Tempel, Wayne & Linda	ITC Mid West LLC	12/12/2013	Doc #: 003244070003 File: 201300007508 Office of the Marshall County Recorder
MARSHALL	Electric Line Easement	10/21/2013	Palomares, Jorge & Martha	ITC Mid West LLC	11/1/2013	Doc #: 003228750003 File: 201300006673 Office of the Marshall County Recorder
MARSHALL	Guy And Anchor Easement	10/23/2013	Baltisberger, William and Barbara	ITC Mid West LLC	11/5/2013	Doc #: 003229910002 File: 201300006763 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	10/3/2013	Meier, Melody Berns	ITC Mid West LLC	10/25/2013	Doc #: 003226210002 File: 201300006532 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	10/3/2013	Houghton, Robert	ITC Mid West LLC	10/25/2013	Doc #: 003226240002 File: 201300006535 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	10/3/2013	LeClaire, David and Anne	ITC Mid West LLC	10/25/2013	Doc #: 003226220002 File: 201300006533 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	11/5/2013	Jacobson, Kane	ITC Mid West LLC	11/18/2013	Doc #: 003233800002 File: 201300007024 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	10/3/2013	Buck, Daniel	ITC Mid West LLC	10/25/2013	Doc #: 003226200002 File: 201300006531 Office of the Marshall County Recorder
MARSHALL	Full	10/3/2013	Weuve, Craig and Elizabeth	ITC Mid West LLC	10/25/2013	Doc #: 003226230002 File: 2001300006534 Office of the Marshall County Recorder
MARSHALL	Tree Trimming Easement	11/5/2013	Mitchell, Charles D. & Lynn D.	ITC Mid West LLC	11/18/2013	Doc #: 003233810002 File: 201300007025 Office of the Marshall County Recorder
MARSHALL	Guy And Anchor Easement	10/28/2013	Ebright, Mary Elyse	ITC Mid West LLC	11/18/2013	Doc #: 003233790002 File: 201300007023 Office of the Marshall County Recorder
Marshall	Substation Site Easement Agreement	8/1/2013	Interstate Power and Light Company	ITC Midwest LLC	9/16/2013	File: 2013-00005633 Office of the Marshall County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Marshall	Electric Line Easement	9/16/2013	Interstate Power and Light Company	ITC Midwest LLC	11/22/2013	File: 2013-00007158 Office of the Marshall County Recorder
Monroe	GUY AND ANCHOR EASEMENT	05/01/14	David Kasper and June Kasper, Husband and Wife	ITC Midwest LLC	05/08/14	Book: 2014 Page: 586 Doc. ID: 2014_0508__586 Office of the Monroe County Recorder
Monroe	GUY AND ANCHOR EASEMENT	04/28/14	Timothy W. Kasper, a Single Person	ITC Midwest LLC	05/08/14	Book: 2014 Page: 587 Doc. ID: 2014_0508__587 Office of the Monroe County Recorder
Monroe	GUY AND ANCHOR EASEMENT	04/30/14	418 Hunting Lodge, LLC	ITC Midwest LLC	05/13/14	Book: 2014 Page: 610 Doc. ID: 2014_0513__610 Office of the Monroe County Recorder
Monroe	GUY AND ANCHOR EASEMENT	04/16/14	Michael D. Holmes and Marian C. Holmes, Husband and Wife	ITC Midwest LLC	05/13/14	Book: 2014 Page: 611 Doc. ID: 2014_0513__611 Office of the Monroe County Recorder
Monroe	Easement Agreement	8/15/2013	Cargill, Incorporated	ITC Midwest LLC	10/28/2013	Book: 2013 Page: 1628 Office of the Monroe County Recorder
Polk	ELECTRIC LINE EASEMENT	04/12/13	Carol J. Miller, Single	ITC Midwest LLC	05/21/13	Book: 14795 Pages: 136-138 File #: 2013-00104670 Doc. ID: 027368220003 Office of the Polk County Recorder
Polk	ELECTRIC LINE EASEMENT	04/24/13	Jay Steenhoek and Danielle Steenhoek, Husband and Wife	ITC Midwest LLC	05/21/13	Book: 14795 Pages: 139-142 File #: 2013-00104671 Doc. ID: 027368230004 Office of the Polk County Recorder
Polk	ELECTRIC LINE EASEMENT	08/27/13	Polk County, Iowa	ITC Midwest LLC	09/27/13	Book: 14973 Pages: 371-373 File #: 2014-00028827 Doc. ID: 027882150003 Office of the Polk County Recorder
Polk	ELECTRIC LINE EASEMENT	08/25/13	Polk County, Iowa, for the use and benefit of the Polk County Conservation Commission	ITC Midwest LLC	10/31/13	Book: 15011 Pages: 6-8 File #: 2014-00038454 Doc. ID: 027998330003 Office of the Polk County Recorder
Poweshiek	Tower Site Easement Agreement	11/15/2013	MidAmerican Energy Company	ITC Midwest LLC	11/19/2013	Book: 0940 Page: 0638 Office of the Poweshiek County Recorder
Story	OVERHANG EASEMENT	03/31/14	CJS Farms, an Iowa Limited Partnership	ITC Midwest LLC	04/24/14	Instr. Number: 2014-00002924 Office of the Story County Recorder
Tama	OVERHANG EASEMENT	09/23/14	James E. Sandquist and Karen J. Sandquist, Husband and Wife	ITC Midwest LLC	10/07/14	Book: 936 Page: 385 Doc. ID: 10/7/2014_2014-2550 Office of the Tama County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Tama	OVERHANG EASEMENT	09/23/14	John E. Shepard and Julie A. Shepard, Husband and Wife	ITC Midwest LLC	10/07/14	Book: 936 Page: 391 Doc. ID: 10/7/2014_2014-2552 Office of the Tama County Recorder
Tama	OVERHANG EASEMENT	09/19/14	Peter A. Lyon and Mary A. Lyon, Husband and Wife	ITC Midwest LLC	10/07/14	Book: 936 Page: 388 Doc. ID: 10/7/2014_2014-2551 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	10/20/14	Robert L. McCoy, a Single Person	ITC Midwest LLC	11/06/14	Book: 939 Page: 161 Doc. ID: 11/6/2014_2014-2844 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/25/14	Bruce L. Koester, a Single Person	ITC Midwest LLC	11/20/14	Book: 939 Page: 350 Doc. ID: 11/20/2014_2014-2985 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/10/14	Henry Loran Frericks, a Single Person	ITC Midwest LLC	11/20/14	Book: 939 Page: 337 Doc. ID: 11/20/2014_2014-2982 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/10/14	Marvin Wendel and Judy Wendel, Husband and Wife	ITC Midwest LLC	11/20/14	Book: 939 Page: 358 Doc. ID: 11/20/2014_2014-2987 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/16/14	Matthew N. Roach and Debra B. Roach, Husband and Wife	ITC Midwest LLC	11/20/14	Book: 939 Page: 346 Doc. ID: 11/20/2014_2014-2984 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/12/14	Raum Farms, Inc.	ITC Midwest LLC	11/20/14	Book: 939 Page: 333 Doc. ID: 11/20/2014_2014-2981 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/12/14	Robert W. Mohr, a Single Person	ITC Midwest LLC	11/20/14	Book: 939 Page: 342 Doc. ID: 11/20/2014_2014-2983 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	09/02/14	Triple H Farms Corp.	ITC Midwest LLC	11/20/14	Book: 939 Page: 354 Doc. ID: 11/20/2014_2014-2986 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	11/19/14	Ronald L. Benda and Julie A. Benda, Husband and Wife	ITC Midwest LLC	11/25/14	Book: 939 Page: 411 Doc. ID: 11/25/2014_2014-3038 Office of the Tama County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Tama	ELECTRIC LINE EASEMENT	12/10/14	Dorothy Mae Hackbarth, a Single Person; Marshall Mussig and Diane D. Mussig, Husband and Wife; and Margery Kohn and Frank Kohn, Wife and Husband	ITC Midwest LLC	01/08/15	Book: 942 Page: 272 Doc. ID: 1/8/2015_2015-0063 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	12/10/14	Elmer F. Mussig, a Single Person, and Dorothy Mae Hackbarth, a Single Person	ITC Midwest LLC	01/08/15	Book: 942 Page: 278 Doc. ID: 1/8/2015_2015-0064 Office of the Tama County Recorder
Tama	ELECTRIC LINE EASEMENT	11/26/14	Diane D. Mussig and Marshall Mussig, Wife and Husband	ITC Midwest LLC	01/09/15	Book: 942 Page: 289 Doc. ID: 1/9/2015_2015-0073 Office of the Tama County Recorder
Tama	Warranty Deed	3/15/2012	Vienna Wind Energy, LLC	ITC Midwest LLC	2/26/2013	Book 2013-0668 Office of the Tama County Recorder
Union	ELECTRIC LINE EASEMENT	05/21/14	Kingery Family Corporation	ITC Midwest LLC	06/12/14	Book: 1080 Page: 33 Instr. Number: 2014-00001104 Office of the Union County Recorder
Union	ELECTRIC LINE EASEMENT	05/21/14	Marty Francois, a Single Person; and Michael Francois, a Single Person	ITC Midwest LLC	06/12/14	Book: 1080 Page: 23 Instr. Number: 2014-00001102 Office of the Union County Recorder
Union	ELECTRIC LINE EASEMENT	05/21/14	Marty Francois, a Single Person; and Michael Francois, a Single Person	ITC Midwest LLC	06/12/14	Book: 1080 Page: 28 Instr. Number: 2014-00001103 Office of the Union County Recorder
Washington	ELECTRIC LINE EASEMENT	08/25/14	Leo E. Vittetoe, and Rosemary A. Vittetoe, Husband and Wife	ITC Midwest LLC	09/12/14	Book: E2014 Page: 0632 Number: E14-0632 Office of the Washington County Recorder
Washington	ELECTRIC LINE EASEMENT	08/25/14	Leo E. Vittetoe, Inc.	ITC Midwest LLC	09/12/14	Book: E2014 Page: 0631 Number: E14-0631 Office of the Washington County Recorder
Washington	OVERHANG EASEMENT	11/10/14	David A. Bell and Mary Clarice Bell, Husband and Wife	ITC Midwest LLC	11/20/14	Book: E2014 Page: 0793 Number: E14-0793 Office of the Washington County Recorder
Washington	GUY AND ANCHOR EASEMENT	11/10/14	David A. Bell and Mary Clarice Bell, Husband and Wife	ITC Midwest LLC	11/20/14	Book: E2014 Page: 0794 Number: E14-0794 Office of the Washington County Recorder
Washington	OVERHANG EASEMENT	11/10/14	Campbell Farms, Inc.	ITC Midwest LLC	11/26/14	Book: E2014 Page: 0815 Number: E14-0815 Office of the Washington County Recorder
Washington	ELECTRIC LINE EASEMENT	12/22/14	Wagner Farm Limited Partnership	ITC Midwest LLC	01/20/15	Book: 2015 Page: 0186 Number: 2015-0186 Office of the Washington County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Wayne	Guy And Anchor Easement	8/21/2014	Norris, Verle W & Linda R	ITC Midwest LLC	9/25/2014	Book: 121 Page: 414-416 Office of the Wayne County Recorder
Wayne	Vegetation Management Easement	8/21/2014	Norris, Verle W & Linda R	ITC Midwest LLC	9/25/2014	Book: 121 Page 417-419 Office of the Wayne County Recorder
Wayne	Guy And Anchor Easement	5/16/2014	2T Investments LLC	ITC Midwest LLC	11/12/2014	Book: 121 Page: 563-564 Office of the Wayne County Recorder
Wayne	Vegetation Management Easement	5/16/2014	2T Investments LLC	ITC Midwest LLC	11/6/2014	Book: 121 Page: 539-540 Office of the WayneCounty Recorder
Wayne	Guy And Anchor Easement	12/4/2014	DJ-LT, LLC	ITC Midwest LLC	1/21/2014	Book: 121 Page: 675-676 Office of the Wayne County Recorder
Wayne	Vegetation Management Easement	12/4/2014	DJ-LT, LLC	ITC Midwest LLC	1/21/2014	Book: 121 Page: 677-679 Office of the Wayne County Recorder
Wayne	Vegetation Management Easement	6/26/2014	Fry, John M & Mickey L	ITC Midwest LLC	9/25/2014	Book: 121 Page: 423-424 Office of the Wayne County Recorder
Wayne	Guy And Anchor Easement	5/30/2014	Chambers, James R & Roberta A	ITC Midwest LLC	11/6/2014	Book: 121 Page: 549-550 Office of the Wayne County Recorder
Wayne	Vegetation Management Easement	8/27/2014	Gassman, Robert 1/2 Int, Runyon Gary D 1/2 Int	ITC Midwest LLC	11/6/2014	Book: 121 Page : 560-562
Wayne	Guy And Anchor Easement	8/27/2014	Gassman, Robert 1/2 Int, Runyon Gary D 1/2 Int	ITC Midwest LLC	11/6/2014	Book: 121 Page: 557-559 Office of the Wayne County Recorder
Wayne	Guy And Anchor Easement	8/14/2014	Protos Properties, LLC	ITC Midwest LLC	11/6/2014	Book: 121 Page: 541-542 Office of the Wayne County Recorder
Wayne	Electric Line Easement	5/16/2014	Sandy James C & Schilling, Thomas Loren	ITC Midwest LLC	11/6/2014	Book: 121 Page: 543-545 Office of the Wayne County Recorder
Wayne	Electric Line Easement	9/2/2014	Coates MFG Co.	ITC Midwest LLC	9/25/2014	Book: 121 Page: 427-429 Office of the Wayne County Recorder
Wayne	Electric Line Easement	8/6/2014	Carpenter, Roger C & Susan E	ITC Midwest LLC	9/25/2014	Book: 121 Page: 408-409 Office of the Wayne County Recorder
Wayne	Guy And Anchor Easement	8/6/2014	Carpenter, Roger C & Susan E	ITC Midwest LLC	9/25/2014	Book: 121 Page: 425-426 Office of the Wayne County Recorder
Wayne	Electric Line Easement	5/6/2014	Johnson, John B & Wanda S; DBA Bowling Green Lanes	ITC Midwest LLC	5/6/2014	Book: 121 Page: 546-548 Office of the Wayne County Recorder
Wayne	Electric Line Easement	4/29/2014	New, Robert Lee	ITC Midwest LLC	5/14/2014	Book: 121 Page: 155-157 Office of the Wayne County Recorder
Wayne	Electric Line Easement	9/3/2014	Smith, Jason & Shonna	ITC Midwest LLC	11/6/2014	Book: 121 Page: 551-553 Office of the Wayne County Recorder
Wayne	Electric Line Easement	12/14/2015	Annis, Dennis L & Klinger, Con	ITC Midwest LLC	1/21/2014	Book: 121 Page: 667-669 Office of the Wayne County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/12/13	Alma Jean Legried as Trustee of the Alma Jean Legried Trust dated June 19, 2012	ITC Midwest LLC	03/26/14	Instr. #: 2014-0456 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/06/13	Alphs Farms, Inc.	ITC Midwest LLC	03/26/14	Instr. #: 2014-0460 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	ELECTRIC LINE EASEMENT	09/25/13	Darren D. Beenken, a Single Person	ITC Midwest LLC	03/26/14	Instr. #: 2014-0453 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/26/13	Dean K. Beenken and Becky L. Beenken, Husband and Wife	ITC Midwest LLC	03/26/14	Instr. #: 2014-0452 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/01/13	Duane Boehm, a Single Person	ITC Midwest LLC	03/26/14	Instr. #: 2014-0458 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/06/14	George A. Wempen and Irene M. Wempen, Husband and Wife	ITC Midwest LLC	03/26/14	Instr. #: 2014-0448 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/01/13	Hazel E. Larson, a Single Person	ITC Midwest LLC	03/26/14	Instr. #: 2014-0455 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/04/14	Kiewiet Farms , L.L.L.P.	ITC Midwest LLC	03/26/14	Instr. #: 2014-0451 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/14/13	Rebecca Helgeson and Jon T. Helgeson, Wife and Husband; and Nancy Twito Morris, a Single Person	ITC Midwest LLC	03/26/14	Instr. #: 2014-0457 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/16/14	Rollin M. Kiewiet and Ethel F. Kiewiet, Husband and Wife	ITC Midwest LLC	03/26/14	Instr. #: 2014-0449 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/13/13	Ronald J. Abels and Linda K. Abels, Trustees of the Ronald and Linda Abels Trust U/T/A dated February 25, 2004	ITC Midwest LLC	03/26/14	Instr. #: 2014-0459 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	03/06/14	The Harry W. Shortenhaus Revocable Trust Under Agreement dated November 10, 1992; and Gladys R. Shortenhaus, Trustee of the Gladys R. Shortenhaus Trust Under Agreement dated November 10, 1992	ITC Midwest LLC	03/26/14	Instr. #: 2014-0450 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/02/13	The Harry W. Shortenhaus Revocable Trust Under Agreement dated November 10, 1992; and Gladys R. Shortenhaus, Trustee of the Gladys R. Shortenhaus Trust Under Agreement dated November 10, 1992	ITC Midwest LLC	03/26/14	Instr. #: 2014-0454 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/21/13	Tracy L. Adams and Jodi L. Adams, Husband and Wife	ITC Midwest LLC	03/26/14	Instr. #: 2014-0446 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	03/07/14	Verle Duane Feldick, a/k/a Verle D. Feldick and Ellen Beth Feldick, Husband and Wife	ITC Midwest LLC	03/26/14	Instr. #: 2014-0447 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/23/14	Alan D. Flugum and Deanna L. Flugum, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1056 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/16/14	Alma Jean Legried as Trustee of the Alma Jean Legried Trust dated June 19, 2012	ITC Midwest LLC	07/14/14	Instr. #: 2014-1023 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	ELECTRIC LINE EASEMENT	04/10/14	Arland H. Rasmussen and Verna M. Rasmussen, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1078 Office of the Winnebago County Recorder
Winnebago	AMENDED AND RESTATED EASEMENT AGREEMENT	01/22/14	Barbara Jean Davids and Dallas L. Davids, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1028 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/21/13	Bernice J. Engebretson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1051 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	03/20/14	Beverly Land Company	ITC Midwest LLC	07/14/14	Instr. #: 2014-1068 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/24/14	Brent M. Hintz and Lynnette M. Hintz, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1071 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	05/05/14	Cynthia Lynn Nelson, a Single Person; and Deborah Louise Tsuruta and Ryoji Tsuruta, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1043 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/04/14	D & R Rentals, LLC	ITC Midwest LLC	07/14/14	Instr. #: 2014-1050 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/31/14	Daniel P. Ryerson and Janet L. Ryerson, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1076 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/11/13	David A. Helgeson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1055 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/09/13	David Albertson and Sheryl Albertson, Husband and Wife; and Julaine C. Albertson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1041 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/11/13	Dean K. Farland and Ruby P. Farland, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1065 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/20/13	Dean Mechem as Trustee of the Dean Mechem Trust dated August 25, 2012 and Elsie L. Mechem as Trustee of the Elsie L. Mechem Trust dated August 27, 2012	ITC Midwest LLC	07/14/14	Instr. #: 2014-1042 Office of the Winnebago County Recorder
Winnebago	AMENDED AND RESTATED EASEMENT AGREEMENT	12/13/13	Dennis A. Yegge and Edna J. Yegge, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1029 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/24/13	Douglas Hauan, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1062 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/02/13	Douglas Sunde, a/k/a Douglas D. Sunde, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1064 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	ELECTRIC LINE EASEMENT	02/26/14	Duane D. Buhmann and Lorene R. Buhmann, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1058 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	05/06/14	Eagle Pork, Inc.	ITC Midwest LLC	07/14/14	Instr. #: 2014-1038 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/05/14	Eisenhauer Farms, Limited	ITC Midwest LLC	07/14/14	Instr. #: 2014-1026 Office of the Winnebago County Recorder
Winnebago	AMENDED AND RESTATED EASEMENT AGREEMENT	02/05/14	Eisenhauer Farms, Limited	ITC Midwest LLC	07/14/14	Instr. #: 2014-1030 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/14/13	Eric Ambroson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1066 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	04/16/14	Francis H. Yegge and Ruth Ann Yegge, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1049 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/27/14	Frank A. Doden and Lori Askeland, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1039 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/16/14	Gary L. Pederson a/k/a Gary Pederson and Cynthia K. Pederson a/k/a Cindy Pederson, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1044 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/14/13	Gilman O. Trostheim, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1075 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/25/14	Helen Arlene Nelson and Rudolph S. Nelson, Co-Trustees of the Helen Arlene Nelson Revocable Trust U/A dated 3/29/99	ITC Midwest LLC	07/14/14	Instr. #: 2014-1063 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/25/14	Helen Arlene Nelson and Rudolph S. Nelson, Trustees of the Rudolph S. Nelson Revocable Trust U/A dated 3/29/99	ITC Midwest LLC	07/14/14	Instr. #: 2014-1047 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/06/13	Howard O. and Lila M. Laugen, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1054 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/18/13	J&M Allsop Revocable Trust, dated August 28, 2009	ITC Midwest LLC	07/14/14	Instr. #: 2014-1057 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	05/27/14	James Anderson and Laurann Anderson, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1069 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/12/13	James B. Rygh, Jr., Trustee of the James B. Rygh Trust	ITC Midwest LLC	07/14/14	Instr. #: 2014-1048 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/05/14	Jane M. Abels as Trustee of the Jane M. Abels Trust dated August 21, 2012	ITC Midwest LLC	07/14/14	Instr. #: 2014-1019 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/05/14	Jane M. Abels as Trustee of the Jane M. Abels Trust dated August 21, 2012	ITC Midwest LLC	07/14/14	Instr. #: 2014-1020 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/29/13	JoAnne Hamilton and Mark Hamilton, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1070 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/24/14	Juliana Meyer, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1052 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/08/13	Julie Karjalahti and Cindy Olson as Trustees of the Carole Y. Rodberg Trust	ITC Midwest LLC	07/14/14	Instr. #: 2014-1037 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/04/14	Kiewiet Farms , L.L.L.P.	ITC Midwest LLC	07/14/14	Instr. #: 2014-1024 Office of the Winnebago County Recorder
Winnebago	AMENDED AND RESTATED EASEMENT AGREEMENT	03/03/14	Kristi L. Freeman f/k/a Kristi Davids Freeman and Mark T. Freeman, Wife and Husband; and Sheila Davids-Sabin and Randal E. Sabin, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1027 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/04/14	Lee C. Kiewiet, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1025 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	02/05/14	Lyle D. Nelson and Debra R. Nelson, Husband and Wife; and Eugene J. Irons and Sharon K. Irons, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1036 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/01/13	Margery E. Moen and Kenton Moen, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1060 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/29/14	Marilyn G. Saxerud, Trustee of the Saxerud Family Trust dated November 3, 1992 and restated July 30, 2004	ITC Midwest LLC	07/14/14	Instr. #: 2014-1040 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/01/13	Marvin L. Prescott and Donna Prescott, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1073 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/31/14	Mary A. Ryerson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1077 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/18/13	Merlyn C. Schmoll, a Single Person; and the Estate of Lois M. Schmoll by Merlyn C. Schmoll, Administrator	ITC Midwest LLC	07/14/14	Instr. #: 2014-1032 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/19/13	Michael W. Larson and Rosanne M. Larson, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1053 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	ELECTRIC LINE EASEMENT	12/17/13	Mylan D. Johnson and Lois E. Johnson, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1046 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	01/25/14	Northern Prairie Farms, L.L.C.	ITC Midwest LLC	07/14/14	Instr. #: 2014-1072 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/04/13

Paul Edward Wirtz, Trustee, and to the successors in trust under the certain Trust Agreement, dated December 1, 1983, wherein Paul Edward Wirtz is Grantor, and as the same may be amended from time to time; Virginia Ann Wirtz, Trustee, and to the successors in trust under the certain Trust Agreement, dated December 1, 1983, wherein Virginia Ann Wirtz is Grantor, and as the same may be amended from time to time; and Paul Edward Wirtz, Trust UTA Dated 12/1/83, as Amended

				ITC Midwest LLC	07/14/14	Instr. #: 2014-1031 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	04/01/14	Richard D. Block and Darlene Block, Husband and Wife	ITC Midwest LLC	07/14/14	Instr. #: 2014-1061 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/18/13	Ronald O. Pederson and Jean C. Pederson, Husband and Wife; JoAnn L. Pederson, a Single Person; Wayne H. Pederson, a Single Person; and Linda M. Thompson and Douglas Thompson, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1033 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	10/18/13	Ronald O. Pederson and Jean C. Pederson, Husband and Wife; JoAnn L. Pederson, a Single Person; Wayne H. Pederson, a Single Person; and Linda M. Thompson and Douglas Thompson, Wife and Husband	ITC Midwest LLC	07/14/14	Instr. #: 2014-1034 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/11/13	Sharon K. Johnson, a Single Person	ITC Midwest LLC	07/14/14	Instr. #: 2014-1059 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/13/13	Steven G. Rodberg and Bonnie L. Rodberg, Husband and Wife; Terry J. Rodberg and Karen K. Rodberg, Husband and Wife, and Scott K. Rodberg	ITC Midwest LLC	07/14/14	Instr. #: 2014-1035 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	06/12/14

Gilman Trostheim, Trustee of the Gilman Trostheim Revocable Trust under Agreement dated April 10, 2014; Steve Trostheim, a Single Person; Larry Trostheim, a Single Person; Cheryl Swanson and Dennis Swanson, Wife and Husband; and Vicki Hagen and Brad Hagen, Wife and Husband

				ITC Midwest LLC	07/17/14	Instr. #: 2014-1098 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/19/13	Milford Helgeson Farms, Inc., an Iowa corporation	ITC Midwest LLC	07/17/14	Instr. #: 2014-1099 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	11/19/13	Milford Helgeson Farms, Inc., an Iowa corporation	ITC Midwest LLC	07/17/14	Instr. #: 2014-1100 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	06/07/14	Debra L. Heller, a Married Person; Michael G. Hanson, a Married Person; and Cory D. Hanson a/k/a Corey D. Hanson, a Single Person	ITC Midwest LLC	07/18/14	Instr. #: 2014-1107 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	07/11/14	Gary T. Albertson and Elaine Albertson, Husband and Wife	ITC Midwest LLC	07/23/14	Instr. #: 2014-1131 Office of the Winnebago County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Winnebago	ELECTRIC LINE EASEMENT	07/18/14	John Grant Rosheim and Mary Rosheim, Husband and Wife; and Debbie Ann Rosheim a/k/a Debbie Ann Thunstedt and James Thunstedt, Wife and Husband	ITC Midwest LLC	07/29/14	Instr. #: 2014-1163 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	08/11/14	Robert A. Drugg and Terri B. Drugg, Husband and Wife	ITC Midwest LLC	08/15/14	Instr. #: 2014-1300 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	08/07/14	Steven E. Peterson and Kathleen L. Peterson, Husband and Wife	ITC Midwest LLC	08/15/14	Instr. #: 2014-1301 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	09/08/14	Dana L. Knutson and Tonja C. Knutson, Husband and Wife	ITC Midwest LLC	09/10/14	Instr. #: 2014-1419 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/13/14	Joan Sunde, a Single Person; and Dougals D. Sunde and Alison K. Hofland as Co-Trustees of the Dean L. Sunde Family Trust, subject to a life estate in Joan Sunde	ITC Midwest LLC	09/10/14	Instr. #: 2014-1418 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/20/13	Robert H. Brekken and Donna O. Brekken, Husband and Wife	ITC Midwest LLC	09/10/14	Instr. #: 2014-1420 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/04/14	Feldick Cattle Company, Inc.	ITC Midwest LLC	09/16/14	Instr. #: 2014-1465 Office of the Winnebago County Recorder
Winnebago	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	09/22/14	Allyn G. Fjelstad, a Single Person	ITC Midwest LLC	10/09/14	Instr. #: 2014-1613 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	09/19/14	Kathryn I. Miller, a Single Person; and Larry Dietrich, a Single Person	ITC Midwest LLC	10/09/14	Instr. #: 2014-1612 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	04/03/14	Ruth E. Edwards, a Single Person; and Ruth E. Edwards, Bruce F. Edwards and Mary C. Edwards, as Co-Trustees of the Robert R. Edwards Trust	ITC Midwest LLC	10/09/14	Instr. #: 2014-1614 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	12/04/14

Reuben D. Hanna, a Single Person; and Douglas Hanna, a Married Person, Claran Stevens, a Married Person, Marcia Holt, a Married Person, John Hanna, a Married Person, Janet Hebrink, a Married Person, Robert Hanna, a Married Person, and Lisa Durby, a Married Person, subject to a Life Estate in Reuben D. Hanna

				ITC Midwest LLC	01/02/15	Instr. #: 2015-0003 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	08/15/14	Roger Nerdig, Trustee of the Geoffrey Anderson Irrevocable Trust	ITC Midwest LLC	01/02/15	Instr. #: 2015-0006 Office of the Winnebago County Recorder
Winnebago	ELECTRIC LINE EASEMENT	06/25/14

Yvonne M. Johnson and Jean Doss, Trustees of the Roy B. Johnson Trust; Doris G. Olson and Corey W. Herrick, Trustees of the Doris G. Olson Trust dated August 26, 2004; and Matthew E. Rowland, a Single Person; Mary A. Rowland, a Single Person; and Pamela K. Edvalds, a Single Person

				ITC Midwest LLC	01/02/15	Instr. #: 2015-0005 Office of the Winnebago County Recorder
Winneshiek	AMENDED AND RESTATED EASEMENT AGREEMENT	01/14/14	Stegen Farm, LLC	ITC Midwest LLC	02/27/14	Book: 2014 Page: 489 Document: 2014 489 Office of the Winneshiek County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	ELECTRIC LINE EASEMENT	09/30/13	Gerald D. Brunsvold and Betty Brunsvold, Husband and Wife	ITC Midwest LLC	10/10/13	Fee Book: 20131307 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	09/25/13	Robert A. Nelson, a Single Person	ITC Midwest LLC	10/10/13	Fee Book: 20131306 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/27/14	AJB Enterprises, L.L.C.	ITC Midwest LLC	07/17/14	Fee Book: 20140696 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	10/29/13	Andrew Madsen, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140722 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	10/18/13	Andrew R. Wubben and Kathleen Wubben, Husband and Wife; Dale A. Wubben and Rebecca Wubben, Husband and Wife; and Paul D. Wubben and Heather Wubben, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140716 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	11/02/13	Anthony F. Pragovich Sr. and Theresa Pragovich, Co- Trustees of the Anthony F. Pragovich Trust dated July 10, 1996	ITC Midwest LLC	07/17/14	Fee Book: 20140685 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/07/14	Arlyn D. Tenold and Judith A. Tenold, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140730 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/31/14

Avis I. Savre and Robert H. Savre, Wife and Husband; Dorothy Ann Weitzel and Thomas Floyd Weitzel, Wife and Husband; Robert Alan Nelson, a Single Person; James D. Nelson as Trustee of the James D. Nelson Revocable Trust dated January 30, 2009; and Debra D. Nelson as Trustee of the Debra D. Nelson Revocable Trust dated January 30, 2009

				ITC Midwest LLC	07/17/14	Fee Book: 20140675 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/31/14

Avis I. Savre and Robert H. Savre, Wife and Husband; Dorothy Ann Weitzel and Thomas Floyd Weitzel, Wife and Husband; Robert Alan Nelson, a Single Person; James D. Nelson as Trustee of the James D. Nelson Revocable Trust dated January 30, 2009; and Debra D. Nelson as Trustee of the Debra D. Nelson Revocable Trust dated January 30, 2009

				ITC Midwest LLC	07/17/14	Fee Book: 20140714 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/06/14	Bersagel Farm LLC	ITC Midwest LLC	07/17/14	Fee Book: 20140659 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	03/19/14	Blaine C. Burdick III, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140660 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/08/14	Cinda Rustad, a Single Person; David Hengesteg and Sue Hengesteg, Husband and Wife; and Sue Johnson and Claude Johnson, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140658 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/31/14	Comer A. Groe and Audrey A. Groe, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140726 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/31/14	Comer A. Groe and Audrey A. Groe, Husband and Wife, Contract Sellers; and Amos T. Groe and Marna L. Groe, Husband and Wife, Contract Buyers	ITC Midwest LLC	07/17/14	Fee Book: 20140720 Office of the Worth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/09/14	Dale T. Fisher, a Married Person, for the term of his natural life; and Dale Fisher and Sonja G. Fisher, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140691 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	02/25/14	Dale W. Sime, a Single Person; Dale W. Sime, Life Estate, remainder to Randal Sime, a Married Person, and Glenda Stahl, a Married Person	ITC Midwest LLC	07/17/14	Fee Book: 20140717 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/13	Daniel J. Mathahs, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140700 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	03/11/14	David A. Holt and Marilyn Holt, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140663 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	11/12/14	David A. Meyer and Pamela K. Meyer, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140703 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	03/15/14	Dianne S. Jacobson and Larry J. Jacobson, Wife and Husband; and Jodene K. Mershon and Richard Mershon, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140664 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/23/14	Donna L. Pope, a Single Person; Michael J. Pope, a Single Person, and Frank W. Pope, a Single Person, subject to life estate therein in favor of Donna L. Pope	ITC Midwest LLC	07/17/14	Fee Book: 20140676 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/25/14	Dorothy Schulte, as Trustee of the Truman W. Schulte Trust dated May 4, 1999, and as Trustee of the Dorothy Schulte Trust dated May 4, 1999	ITC Midwest LLC	07/17/14	Fee Book: 20140701 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	04/03/14	Eldora Stehn, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140699 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	08/28/14	Eldora Stehn, a Single Person; Craig Hengesteg, a Single Person; Truman Hengesteg, a Single Person; and Harold Betz III, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20141133 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	12/02/13

Elizabeth M. Peterson and Harland Fosness, Wife and Husband; LaDonna Rognes and Harvey Rognes, Wife and Husband; Beth Renae Rognes-Nyguard, formerly known as Beth Renae Rognes and Christopher Nyguard, Wife and Husband; and Kelly Jo Rognes-Charlson, formerly known as Kelly Jo Rognes and Lee Charlson, Wife and Husband

				ITC Midwest LLC	07/17/14	Fee Book: 20140715 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/10/13	Frederic A. Brunsvold, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140702 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/18/14	Frederic Brunsvold a/k/a Fredric Brunsvold, a Single Person; Laurel Erickson, a Single Person; and Steven Brunsvold and Joann Brunsvold, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140680 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/17/13	Frederic Brunsvold, a Single Person; Laurel Erickson, a Single Person; and Steven Brunsvold and Joann Brunsvold, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140683 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/11/14	Gordon Hagen Enterprises, Inc.	ITC Midwest LLC	07/17/14	Fee Book: 20140669 Office of the Worth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	ELECTRIC LINE EASEMENT	10/16/13	Gordon Hagen, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140729 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	02/27/14	Gregory L. Holt and Marilyn Holt, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140665 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	11/26/13	Gustav T. Hagen and Diane K. Hagen, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140731 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/16/14	Helen F. Faber, Trustee of the Fred D. Faber Trust dated December 14, 1998 and Thomas E. Faber and Irene J. Faber, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140695 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/23/14	Helen J. Thoen and David J. Thoen, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140710 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/06/14	Jana D. Ulery and Robert A. Ulery, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140704 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	04/11/14	Jean Hagen and Gordon Hagen, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140668 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/23/14	Joan A. Dierenfeld and Michael E. Dierenfeld, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140697 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/23/14	Justin D. Faber and Bethan A. Faber, Husband and Wife; and Thomas E. Faber and Irene J. Faber, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140684 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/07/14

Larry L. Heagel, a Married Person, for his lifetime; then to Chad C. Heagel and Joshua Heagel, equally, or to the survivor of them, for their lifetimes; and the remainder to the State of Iowa, for the use and benefit of the Department of Natural Resources

				ITC Midwest LLC	07/17/14	Fee Book: 20140677 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/25/14	Linda C. Medlang and Charles O. Medlang, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140709 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/07/14	Loren Groe as Trustee of the Loren Groe Trust dated May 25, 2013	ITC Midwest LLC	07/17/14	Fee Book: 20140728 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/07/14	Lovenea Groe as Trustee of the Lester J. Groe Trust dated 12/31/96 and as Trustee of the Lovenea Groe Trust dated 12/31/96	ITC Midwest LLC	07/17/14	Fee Book: 20140724 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	05/13/14	Lucille Medlang, a Single Person, and Lois McNutt, a Married Person, subject to a life estate in Lucille Medlang	ITC Midwest LLC	07/17/14	Fee Book: 20140682 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	03/10/14	Lucille Medlang, a Single Person, and Marie Ruiter, a Married Person, subject to a life estate in Lucille Medlang	ITC Midwest LLC	07/17/14	Fee Book: 20140689 Office of the Worth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/18/14	Madelyn Case, as Trustee of the Haugo Family Trust dated April 5, 2013	ITC Midwest LLC	07/17/14	Fee Book: 20140713 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	06/19/14	Marie I. Ruiter and Jack E. Ruiter, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140705 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/10/14	Marie I. Ruiter and Jackie E. Ruiter, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140706 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	05/08/14	Marlene K. Schulte, life estate; Judy Steven and Nancy Dodge, successor life estates; Brooke Dodge, a Single Person, and Kristen Dodge, a Single Person, remaindermen	ITC Midwest LLC	07/17/14	Fee Book: 20140674 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	12/10/14	Marlin D. Liljedahl as Trustee of the Marlin D. Liljedahl Revocable Trust dated May 2, 2006 and Carol J. Liljedahl as Trustee of the Carol J. Liljedahl Revocable Trust dated May 2, 2006	ITC Midwest LLC	07/17/14	Fee Book: 20140719 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/25/14	Marlin S. Johnson, a Single Person; and Mark F. Johnson, Trustee of the Joanna H. Johnson Residuary Trust U/W dated February 25, 2003	ITC Midwest LLC	07/17/14	Fee Book: 20140694 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	10/11/13	Mary Ann Christianson f/k/a Mary Ann Butler and Gary W. Christianson, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140712 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/28/14	Mary Beth Sukup and Charles E. Sukup, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140711 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/31/14	Maurine A. Johnson Revocable Trust	ITC Midwest LLC	07/17/14	Fee Book: 20140686 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	11/13/13	Michael Gaskill and Debra Gaskill, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140727 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/17/14	Michael J. Gaskill and Debra Gaskill, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140687 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/13	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140698 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	10/23/13	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife; and Daniel J. Mathahs, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140692 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/29/14	Patrick J. Mathahs and Nancy L. Mathahs, Husband and Wife; Brock J. Mathahs, a Single Person; and Shana A. Brunsvold f/k/a Shana A. Mathahs and Bradley Brunsvold, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140681 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	10/19/13	Paul S. Hengesteg, a Single Person; and Julie M. Bergeson and John W. Bergeson, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140690 Office of the Worth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	ELECTRIC LINE EASEMENT	01/16/14	Pederson Farms, Inc.	ITC Midwest LLC	07/17/14	Fee Book: 20140721 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	01/27/14	Robert A. Nelson, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140672 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	11/27/13	Rodney R. Loken and Susan M. Loken, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140725 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/22/14	Ruby C. Flaaten, a Single Person; Karen J. Rollenhagen, a Single Person; Truman K. Flaaten and Sandra L. Flaaten, Husband and Wife; and Drew A. Bendickson, a Single Person	ITC Midwest LLC	07/17/14	Fee Book: 20140678 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	06/17/15	Scott Helgeson, a/k/a Scott N. Helgeson and Elaine K. Helgeson, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140673 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	05/08/14	Stanley B. Tweeten, Trustee of the Stanley B. Tweeten Trust dated 7/29/1998	ITC Midwest LLC	07/17/14	Fee Book: 20140708 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	03/18/14	State of Iowa	ITC Midwest LLC	07/17/14	Fee Book: 20140667 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	06/16/14	Steven M. Helgeson and Allison M. Helgeson, Husband and Wife	ITC Midwest LLC	07/17/14	Fee Book: 20140661 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	01/16/14	Thomas E. Faber and Irene J. Faber, Husband and Wife; Helen F. Faber as Trustee of the Helen F. Faber Trust dated 12/14/1998; and Beverly Faber-Jenkins and Richard Jenkins, Wife and Husband	ITC Midwest LLC	07/17/14	Fee Book: 20140679 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	02/25/14	Virginia J. Moore and Walter B. Moore, as Trustees of the Virginia J. Moore Revocable Trust	ITC Midwest LLC	07/17/14	Fee Book: 20140671 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	02/25/14	Virginia J. Moore and Walter B. Moore, as Trustees of the Virginia J. Moore Revocable Trust	ITC Midwest LLC	07/17/14	Fee Book: 20140723 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	02/04/14	Wallace Dahl, Trustee of the Wallace Dahl Trust dated December 31, 1997; and Doris Dahl, Trustee of the Doris Dahl Trust dated December 31, 1997	ITC Midwest LLC	07/17/14	Fee Book: 20140693 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	02/12/14	Wayne Saxerud, Successor Trustee of the Darlene M. Groe Revocable Trust dated October 16, 2003	ITC Midwest LLC	07/17/14	Fee Book: 20140718 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/13	Wharam Farms, LLC	ITC Midwest LLC	07/17/14	Fee Book: 20140707 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/14	Clayton G. Boettcher as Executor of the Estate of Karen A. Boettcher, Deceased; Clayton G. Boettcher, a Single Person; and Daniel L. Boettcher, a Single Person	ITC Midwest LLC	09/10/14	Number: 20140954 Office of the Worth County Recorder

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Worth	ELECTRIC LINE EASEMENT	09/11/14

Curtis A. Nelson as Trustee of the Curtis A. Nelson dated August 5, 2013; Patricia L. Nelson as Trustee of the Patricia L. Nelson Trust dated August 5, 2013; and Chad M. Nelson and Jamie L. Nelson, Husband and Wife

				ITC Midwest LLC	09/10/14	Number: 20140953 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	08/28/14	Truman Hengesteg, a Single Person; Eldora Stehn, a Single Person; Craig Hengesteg, a Single Person; and Harold Betz III, a Single Person	ITC Midwest LLC	09/10/14	Number: 20140955 Office of the Worth County Recorder
Worth	VEGETATION MANAGEMENT AND STRUCTURE CLEARANCE EASEMENT	09/26/14	Judith E. Bakke and Allan P. Bakke, Wife and Husband; and Elise C. Wood and William B. Wood, Wife and Husband	ITC Midwest LLC	10/09/14	Number: 20141134 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/03/14	David Lawyer a/k/a Vernon David Lawyer and Caryl L. Lawyer, Husband and Wife	ITC Midwest LLC	12/29/14	Number: 20141455 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/03/14	David Lawyer a/k/a Vernon David Lawyer and Caryl L. Lawyer, Husband and Wife	ITC Midwest LLC	12/29/14	Number: 20141456 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	12/03/14	David Lawyer a/k/a Vernon David Lawyer and Caryl L. Lawyer, Husband and Wife	ITC Midwest LLC	12/29/14	Number: 20141457 Office of the Worth County Recorder
Worth	AMENDED AND RESTATED EASEMENT AGREEMENT	05/07/14	Kenneth G. Benjegerdes and Ruth F. Benjegerdes, Husband and Wife	ITC Midwest LLC	12/29/14	Number: 20141454 Office of the Worth County Recorder
Worth	ELECTRIC LINE EASEMENT	01/08/14	Bonnie Hengesteg life estate as provided in the Last Will and Testament of Truman Hengesteg, remainder to Sue Johnson, a Married Person, and Cinda Rustad, a Single Person	ITC Midwest LLC	01/13/15	Number: 20150041 Office of the Worth County Recorder
Wright	VEGETATION MANAGEMENT EASEMENT	09/26/13	Alfred Thomas Stadtlander and Karen C. Stadtlander, Trustees of the Alfred Thomas Stadtlander & Karen C. Stadtlander Revocable Living Trust	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2236 Document: 13-2236 Office of the Wright County Recorder
Wright	GUY AND ANCHOR EASEMENT	10/04/13	Brad and Julie Berneman, Husband and Wife	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2237 Document: 13-2237 Office of the Wright County Recorder
Wright	GUY AND ANCHOR EASEMENT	09/24/13	Doris M. Been, a Single Person	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2240 Document: 13-2240 Office of the Wright County Recorder
Wright	ELECTRIC LINE EASEMENT	09/25/13	Tyrrell Farms, Inc.	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2235 Document: 13-2235 Office of the Wright County Recorder
Wright	GUY AND ANCHOR EASEMENT	09/25/13	Tyrrell Farms, Inc.	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2238 Document: 13-2238 Office of the Wright County Recorder
Wright	GUY AND ANCHOR EASEMENT	09/25/13	Tyrrell Farms, Inc.	ITC Midwest LLC	10/30/13	Book: 2013 Page: 2239 Document: 13-2239 Office of the Wright County Recorder

Illinois

County	Agreement	Date of Agreement (*Date of Last Grantor’s Signature)	Grantor	Grantee	Date Recorded	Document Number (Recorded)
Jo Daviess	First Amendment to Easement Agreement	7/13/2013	Rentech Nitrogen, LLC	ITC Midwest LLC	1/14/2013	373070 Office of the Jo Daviess County Recorder

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of ITC Midwest LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”).  Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Eighth Supplemental Indenture, dated as of March 18, 2015 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default.  Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”.  For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them.  So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument.  The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions.  Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the

Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party.  Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

THIS BOND HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (1) EXCEPT IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNLESS THIS BOND IS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ITC MIDWEST LLC

3.83% First Mortgage Bonds, Series G due 2055

Original Interest Accrual Date:  April 7, 2015

Stated Maturity:  April 7, 2055

Interest Rate:  3.83% per annum

Interest Payment Dates:  April 7 and October 7

Regular Record Dates:  March 23 and September 22

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	April 7, 2015
$[ ](1)	PPN [•]

ITC MIDWEST LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($            ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on October 7, 2015 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.83% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such

(1)                                 Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286 or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture.  Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below).  Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Eighth Supplemental Indenture, dated as of March 18, 2015 (the “Supplemental Indenture”), each of the Original Indenture and the Eighth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured.  The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment.  Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture.  This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities.  The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, Trust Services Window, 101 Barclay Street, New York, New York 10286, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLC

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date:

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

Please print or typewrite name and address, including postal zip code of assignee the within Bond and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated:

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.